AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 2017

FILE NO. 333-160918

FILE NO. 811-22321

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 116	☑

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 118

MAINSTAY FUNDS TRUST

(exact name of registrant as specified in charter)

51 MADISON AVENUE,

NEW YORK, NEW YORK 10010

(address of principal executive office)

REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

Copy to:

J. Kevin Gao, Esq. MainStay Funds Trust 30 Hudson Street Jersey City, NJ 07302	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on August 28, 2017 pursuant to paragraph (b)(1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment

Prospectus for MainStay Absolute Return Multi-Strategy Fund
MainStay Funds®	August 28, 2017

	Class A	Investor Class	Class C	Class I
Alternative
MainStay Absolute Return Multi-Strategy Fund	MSAKX	MSANX	MSHEX	MSNIX

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Absolute Return Multi-Strategy Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 37 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 89 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Other Expenses of the Cayman Subsidiary[3]	0.13%	0.13%	0.13%	0.13%
Dividend Expenses and Broker Fees and Charges on Short Sales	0.98%	0.98%	0.98%	0.97%
Remainder of Other Expenses	0.77%	1.04%	1.04%	0.79%
Total Other Expenses	1.88%	2.15%	2.15%	1.89%
Total Annual Fund Operating Expenses	3.38%	3.65%	4.40%	3.14%
Waivers / Reimbursements[4]	(0.60)%	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	2.78%	3.05%	3.80%	2.54%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The Fund may invest a portion of its assets in a Cayman Subsidiary (defined below). The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investment Management LLC (“New York Life Investments”) for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place. The Fund’s Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not reflect certain waivers.

3. Other Expenses of the Cayman Subsidiary include the expenses (other than the management fee) borne by the Fund as the sole shareholder of the Cayman Subsidiary, including administrative, audit, custody and legal expenses.

4. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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MainStay Absolute Return Multi-Strategy Fund

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 816	$ 841	$ 382	$ 482	$ 257
3 Years	$ 1,479	$ 1,554	$ 1,278	$ 1,278	$ 913
5 Years	$ 2,165	$ 2,286	$ 2,185	$ 2,185	$ 1,593
10 Years	$ 3,977	$ 4,205	$ 4,500	$ 4,500	$ 3,407
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 168% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Fund’s Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each investment strategy and Subadvisor. The selection of a Subadvisor by the Manager is subject to the approval of the Fund’s Board of Trustees. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Fund’s assets by employing a variety of non-traditional investment strategies. The Fund employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Fund’s absolute return investment approach seeks to provide positive returns over a complete market cycle. However, the Fund’s returns may be negative during certain periods within or over a complete market cycle. Generally, a complete market cycle is deemed to be a period of material increase in the financial and economic markets and a period of material decline in the financial and economic markets.

Each Subadvisor is responsible for the day-to-day management of the Fund’s assets allocated to the Subadvisor by the Manager. In making allocation decisions among strategies or Subadvisors, the Manager may consider a variety of qualitative and quantitative factors, including investment style and historical performance, as well as various characteristics of a strategy’s or a Subadvisor's expected investment portfolio. The Manager may also manage a portion of the Fund’s assets directly. The Manager may at any time and in its sole discretion (without prior notice to shareholders) adjust the allocation of the Fund’s assets among the investment strategies and Subadvisors to varying degrees, including reducing the Fund’s exposure to any strategy or Subadvisor to zero. Under normal market conditions, the Manager will not allocate more than 20% of the Fund’s assets to any one strategy with each Subadvisor. In the future, the Manager may determine to allocate the Fund’s assets to additional strategies not currently summarized below.

Investment Process: The Fund seeks low correlation to traditional equity and fixed-income indices and lower volatility than traditional equity indices by utilizing a combination of different non-traditional or alternative investment strategies. The Manager currently targets an annualized volatility level of less than 6% (as measured by the standard deviation of the Fund's returns) over the long term. However, over short- or long-term periods, the Fund's volatility may materially exceed its target volatility and the Fund’s performance may have a high correlation with traditional equity and fixed-income indices. The Manager seeks to substantially reduce the risks associated with concentration (i.e., the individual risk contribution from any one strategy or Subadvisor) and drawdown (i.e., the decrease in value of investments from their peak) by diversifying the Fund’s assets across multiple strategies and Subadvisors.

Pursuant to its various strategies, the Fund may invest in a broad range of asset classes and instruments, including, but not limited to, equity securities, depositary receipts, fixed-income instruments, commodities, currencies, mortgage-backed and asset-backed securities, and convertible securities. The Fund may invest without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating. The Fund may also invest in derivatives, such as futures, forwards, options and swaps (including, for example, credit default, index, total return, interest rate and currency swaps), to try to enhance returns and/or reduce the risk of loss, including losses due to fluctuation in currency exchange rates by hedging certain of its holdings. As a result of the Fund’s use of derivatives, the Fund may have economic leverage and hold a significant amount of related U.S. Treasuries or short-term investments, including money market funds and cash deposits. In addition, the Fund may invest in pooled investment vehicles, including affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds.

The Fund may take long and/or short positions in a wide range of asset classes, including equity securities and fixed-income instruments, among others. When taking a short position, the Fund may sell an instrument that it does not own and then borrow the instrument to meet its settlement obligations. The Fund may also take short positions in futures, forwards, options or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will benefit if the value of the

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MainStay Absolute Return Multi-Strategy Fund

instrument increases. A portion of the Fund’s assets (no more than 15% at the time of purchase) may be invested in illiquid securities (i.e., holdings that the Fund may not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The Fund currently pursues the following principal investment strategies:

Equity Market Neutral: This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage: This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures: This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”): This strategy seeks to deliver both current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources (“Energy Companies”). The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps and related options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy: This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation: This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies: The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to

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the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

The Manager may allocate the Fund’s assets among the following Subadvisors:

Subadvisor	Strategy
Candriam France S.A.S.	Risk Arbitrage, Credit Long/Short or Non-Traditional Fixed-Income, Managed Futures, Global Macro
Cornerstone Capital Management Holdings LLC	Equity Market Neutral
Cushing® Asset Management, LP	Master Limited Partnerships (“MLPs”) and Other Energy Companies
MacKay Shields LLC	Credit Long/Short or Non-Traditional Fixed-Income

In order to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), the Fund intends to gain exposure to the commodities market primarily through investing a portion of the Fund’s assets (up to 25% in the aggregate) in the equity securities of one or more Cayman Subsidiaries, which have the same investment objective as the Fund. In pursuing its investment objective, each Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. The Manager will advise each Cayman Subsidiary and may retain one or more Subadvisors to manage the assets of each Cayman Subsidiary. Although each Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and each Cayman Subsidiary are not necessarily identical. Initially, the Fund intends to invest in one Cayman Subsidiary but retains the right to invest in additional Cayman Subsidiaries in the future.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Multi-Manager Risk: The Fund’s performance relies on the skill of the Manager in selecting and monitoring the Subadvisors. The Fund’s performance also is dependent upon the Manager’s skill in determining strategic allocations of the Fund’s assets among the Subadvisors and the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

The Subadvisors may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Fund to achieve its objective. The quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain errors in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in

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part, a Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In

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such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when a Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

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MainStay Absolute Return Multi-Strategy Fund

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither make swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Tax Risk: The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

With respect to Fund investments in MLPs qualifying as QPTPs for U.S. federal income tax purposes, QPTPs are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to incur U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

Among the requirements the Fund must satisfy in order to qualify as a regulated investment company, it must derive at least 90% of its gross income each taxable year from “qualifying gross income,” which is described in greater detail in the Fund’s Statement of Additional Information. Gross income from commodities and certain commodity-linked derivative instruments generally will not be considered qualifying gross income of a regulated investment company. The Fund’s investment in the Cayman Subsidiary is intended to provide the Fund with exposure to the commodity markets within the limitations prescribed in Subchapter M of the Internal Revenue Code.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to registered investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers.

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investments should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. Nevertheless, changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as

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MainStay Absolute Return Multi-Strategy Fund

described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Subsidiary Risk: By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with such Cayman Subsidiary’s investments. Each Cayman Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or each Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Event-Driven Arbitrage Risk: The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Master Limited Partnerships and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, fluctuations in the prices of commodities (such as natural gas, natural gas liquids and crude oil), a significant decrease in the production of natural gas, crude oil, or other energy commodities, or a sustained decline in demand for energy commodities. In addition, Energy Companies are subject to risks associated with environmental costs and liabilities, regulatory changes and enforcement proceedings, and extreme weather conditions, among other risks particular to their specific business. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund may invest. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will

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MainStay Absolute Return Multi-Strategy Fund

not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Risk Management Techniques Risk: Although the Fund may employ various hedging and risk management techniques, there is no assurance that the Fund will engage in hedging transactions or risk management techniques at any one time, including during volatile market conditions. There also is no assurance that any hedging transactions or risk management techniques will be successful or that the Fund will be able to hedge fully or perfectly against any risk.

Leverage Risk: To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's calendar year performance. Sales loads (if any) are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the HFRX Absolute Return Index as its primary benchmark. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The Fund has selected the S&P 500® Index as its secondary benchmark index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 18, 2015. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016)

Best Quarter
4Q/16	2.08%
Worst Quarter
2Q/16	0.40%

As of June 30, 2017, the Class I shares of the Fund would have had a year to date return of -1.98%.

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MainStay Absolute Return Multi-Strategy Fund

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception	1 Year	Since
			Inception
Return Before Taxes
Class I	6/18/2015	4.14%	2.14%
Return After Taxes on Distributions
Class I		3.41%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.40%	1.43%
Return Before Taxes
Class A	6/18/2015	-1.70%	-1.68%
Investor Class	6/18/2015	-2.02%	-1.96%
Class C	6/18/2015	1.82%	0.90%
HFRX Absolute Return Index (reflects no deductions for fees, expenses, or taxes)		0.31%	0.48%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		11.96%	5.83%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cushing Asset Management, LP and MacKay Shields LLC all serve as Subadvisors.

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MainStay Absolute Return Multi-Strategy Fund

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae Yoon, Senior Managing Director	Since 2015
	Jonathan Swaney, Managing Director	Since 2015
	Poul Kristensen, Managing Director	Since 2015
	Amit Soni, Director	Since 2015
Candriam France S.A.S.	Steeve Brument, Head of Systematic Funds	Since 2015
	Roland Juhel, Senior Portfolio Manager	Since 2015
	Johann Mauchand, Portfolio Manager	Since 2015
	Edouard Petitcollot, Senior Portfolio Manager	Since 2015
	Olivier Baccam, Senior Portfolio Manager	Since 2015
	Philippe Noyard, Head of High Yield & Credit Arbitrage Management	Since 2015
	Patrick Zeenni, Deputy Head of High Yield & Credit Arbitrage Management	Since 2015
	Nicolas Jullien, Senior Portfolio Manager	Since 2015
	Charles de Courcel, Head of Quantitative Global Macro Management	Since 2016
	Michel Le Bras, Senior Portfolio Manager	Since 2016
	Myriam Guervin, Senior Global Macro Fund Manager	Since 2016
	Thomas Joret, Portfolio Manager	Since August 2017
	Tristan Abet, Senior Portfolio Manager	Since August 2017
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since 2015
	Mona Patni, Vice President	Since 2016
	Rui Tang, Vice President	Since August 2017
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner	Since 2015
	Libby F. Toudouze, Portfolio Manager	Since 2015
	John Musgrave, Portfolio Manager	Since 2015
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2015
	Louis N. Cohen, Senior Managing Director	Since 2015
	Michael Kimble, Senior Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

To Statutory Prospectus To Statement of Additional Information

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More About Investment Strategies and Risks

Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus. The fact that a particular risk is not identified as a prinicipal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currencies

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. One or more Subadvisors may seek to reduce currency risk by hedging all or part of the Fund’s exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk. Currency rates may fluctuate significantly over short

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More About Investment Strategies and Risks

periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund’s investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. The Fund may now be subject to heightened interest rate risk because the Federal Reserve has begun, and may continue, to raise interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

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More About Investment Strategies and Risks

Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or a Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These changes may negatively impact the Fund and/or result in a change in its investment strategy.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

The Fund may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (the "1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all

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ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or Subadvisors to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate the Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund may purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.  The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

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Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and Non-Voting Depository Receipts (“NVDRs”)

To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs, EDRs and NVDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Growth Stocks

The Fund may invest in equity securities of companies that the portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody's, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price

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swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Illiquid and Restricted Securities

The Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Fund's portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

The Fund's investments may include illiquid securities or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial

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conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in the Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Fund (or the Manager) may rely on various sources of information to value investments and calculate net asset values. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation, Market Timing and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Fund. The rule may negatively impact the Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to Fund strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Fund.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Market Capitalization Risk

To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and

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may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of the Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or a Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund’s investments in these securities may be adversely affected.

MLPs and Other Natural Resources Sector Companies

The Fund invests in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A downturn in this sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including, but not limited to (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

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MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses.

The anticipated benefits to be derived from the Fund’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses.

A change in current tax law, or a change in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to entity level U.S. federal income tax (as well as state and local tax) on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP in which the Fund invests were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP and lower income earned by the Fund.

To the extent a distribution received by the Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require the Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or other natural resource sector companies in which the Fund invests. Any such changes could negatively impact the Fund’s shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Fund’s ownership interest. The value of a MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Fund’s returns.

Multiple Manager Risk

The Fund's assets are managed by multiple Subadvisors. The Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Fund. One or more Subadvisors to the Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political

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subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Investments in Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investment Management LLC nor a Subadvisor can

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predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Russian Securities

Investments in securities of Russian issuers may involve greater risks than those typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The imposition of, or threat of the imposition of, sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the Russian Ruble or other adverse consequences to the Russian economy. In addition, sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These events could have a negative effect on the performance of the Fund. The value of the Russian Ruble may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble.

Short Selling

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Subsidiary Risk

By investing in a portion of its assets in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary, which is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related

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instruments and other investments. The Cayman Subsidiaries will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Cayman Subsidiaries are subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Cayman Subsidiaries may invest without limitation, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments. There can be no assurance that the investment objective of a Cayman Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or a Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. The Fund and the Subsidiary will enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The Fund and Subsidiary’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and the Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

The Fund's investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

With respect to Fund investments in MLPs qualifying as qualified publicly traded partnerships, as partnerships for U.S. federal income tax purposes, MLPs generally are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

With respect to Fund's investments in the Cayman Subsidiary, the IRS has issued private letter rulings to regulated investment companies (but not to the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers.

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During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund's income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investment in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investment should constitute qualifying gross income of a regulated investment company. However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from its investment in the Cayman Subsidiary is not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund would fail to qualify as a regulated investment company if over 10% of its gross income in respect of any taxable year was derived from such investment. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Moreover, changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Value Stocks

The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities a Subadvisor believes are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Subadvisor believes is their full value or that they may go down in value. If a Subadvisor's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that a Subadvisor anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Fund may also invest or engage in, or be subject to, the following:

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to

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the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Initial Public Offerings ("IPOs")

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investments by Large Shareholders

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Lending of Portfolio Securities

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The Fund may engage in active and frequent trading of portfolio holdings to pursue its investment objective. The Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the summary section and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. If the Fund has a high turnover rate (at or over 100%), it likely often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Rights and Warrants

To the extent that the Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) the Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

Other information about the Fund:

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investment Policies and Objectives

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

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Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below

4. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

5. 18 months or less with respect to MainStay Short Duration High Yield Fund.

6. 0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

7. 0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

8. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

9. Does not apply to purchases by certain retirement plans.

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10. $250,000 or more for MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

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— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

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• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing or retired MainStay Funds Board Member, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may only invest in Class I shares.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

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• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, only certain retirement accounts may invest in Class R6 shares. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement. The following are examples of eligible retirement accounts provided that in each case the plan trades on an omnibus level:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

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Shareholder Guide

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Board Members, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at mainstayinvestments.com/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Cornerstone Growth Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund and MainStay U.S. Equity Opportunities Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Shareholder Guide

MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

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Shareholder Guide

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except

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Shareholder Guide

under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at mainstayinvestments.com/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

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Shareholder Guide

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Funds’ Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

In addition, Class A share purchases and Investor Class share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions) (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

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Shareholder Guide

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase Fund shares. The Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at mainstayinvestments.com/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

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Shareholder Guide

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the Fund’s shares.

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Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets

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Shareholder Guide

Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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Shareholder Guide

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions in kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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Shareholder Guide

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests.

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Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (i) those shares haven't been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

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MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

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3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay High Yield Municipal Bond Fund
MainStay Balanced Fund	MainStay Income Builder Fund
MainStay California Tax Free Opportunities Fund*	MainStay Indexed Bond Fund
MainStay Common Stock Fund	MainStay International Equity Fund
MainStay Conservative Allocation Fund	MainStay International Opportunities Fund
MainStay Convertible Fund	MainStay Large Cap Growth Fund
MainStay Cornerstone Growth Fund	MainStay MAP Equity Fund
MainStay Cushing Energy Income Fund	MainStay Moderate Allocation Fund
MainStay Cushing MLP Premier Fund	MainStay Moderate Growth Allocation Fund
MainStay Cushing Renaissance Advantage Fund	MainStay Money Market Fund
MainStay Emerging Markets Debt Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Emerging Markets Equity Fund	MainStay Retirement 2010 Fund
MainStay Epoch Capital Growth Fund	MainStay Retirement 2020 Fund
MainStay Epoch Global Choice Fund	MainStay Retirement 2030 Fund
MainStay Epoch Global Equity Yield Fund	MainStay Retirement 2040 Fund
MainStay Epoch International Choice Fund	MainStay Retirement 2050 Fund
MainStay Epoch International Small Cap Fund	MainStay Retirement 2060 Fund
MainStay Epoch U.S. All Cap Fund	MainStay S&P 500 Index Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay Short Duration High Yield Fund
MainStay Epoch U.S. Small Cap Fund	MainStay Tax Advantaged Short Term Bond Fund
MainStay Floating Rate Fund	MainStay Tax Free Bond Fund
MainStay Government Fund	MainStay Total Return Bond Fund

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MainStay Growth Allocation Fund	MainStay Unconstrained Bond Fund
MainStay High Yield Corporate Bond Fund	MainStay U.S. Equity Opportunities Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does

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not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

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The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

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We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

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If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

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• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain

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qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

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The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier

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Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

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Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, New York Life Investments and its affiliates managed approximately $528.4 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. For the fiscal year ended April 30, 2017, the Fund paid the Manager a management fee of 1.25% (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreements for the Fund, please refer to the Fund's Semi Annual and Annual Reports for the fiscal periods ended October 31, 2016 and April 30, 2017, respectively.

The Manager is not responsible for records maintained by the Fund’s Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund, and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed, and expert discovery is ongoing.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments.

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This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor. The sole initial shareholder of the Fund has approved the operation of the Fund under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including the manner contemplated by the Current Order. Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, each Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each Subadvisor. In addition, the Manager provides day-to-day portfolio management for a portion of the Fund’s assets directly. As a result, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, the Manager will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

Candriam France S.A.S. (“Candriam France”) is located at 40, rue Washington, F-75008, Paris France. Candriam France is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of June 30, 2017, Candriam France managed approximately $11.21 billion in assets.

Cornerstone Capital Management Holdings LLC ("Cornerstone Holdings") is located at 1180 Avenue of the Americas, New York, New York 10036. Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, Cornerstone Holdings managed approximately $14.73 billion in assets.

Cushing® Asset Management, LP ("Cushing") is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of June 30, 2017, Cushing managed approximately $3.5 billion in assets.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of June 30, 2017, MacKay Shields managed approximately $96.7 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Fund is available in the SAI.

Tristan Abet

Mr. Abet has managed a portion of the Fund’s assets since August 2017. He has been a Global Macro Fund Manager at Candriam France since 2016. Mr. Abet started his career in 1999 at Dexia-BIL Luxembourg as an equity analyst. He joined Barclays Wealth Management in 2001 and worked later as a strategist and member of the investment committee. In 2005, Mr. Abet moved to the sell side, spending 6 years at CA Cheuvreux as deputy Head of Economics & Strategy and Head of the quantitative research applied to European equities. He left CA Cheuvreux in 2011 to found Openmind AM, an asset management boutique, and manage a long/short equity fund. In 2013, Mr. Abet joined Louis Capital Markets as Head of Economics&Strategy. Tristan holds four Master’s degrees in the field of macroeconomics and finance from Iéseg, Lille University, ESCP Europe and ENSAE Paris Tech.

Olivier Baccam

Mr. Baccam has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2005 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2009. Mr. Baccam has Bachelor’s and Master’s Degrees in computer science from Paris VI Pierre & Marie Curie University and a Master’s in company and financial management from Ecole Superieure de Gestion.

Steeve Brument

Mr. Brument has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2001 and has been head of systematic funds at Candriam France since 2007. Mr. Brument holds a Master from the Ecole Supérieure de Gestion-Finance in Paris.

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Louis N. Cohen, CFA

Mr. Cohen has managed a portion of the Fund’s assets since inception. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Charles de Courcel

Mr. de Courcel has managed a portion of the Fund’s assets since 2016. He has headed the Quantitative Global Macro strategy of Candriam since 2008. He began his career in 1998 as a Consultant Engineer and has been developing tools for managing portfolios based on behavioral finance and technical analysis since 2002. In 2005, he became a Fund Manager in Fixed Income and then Equities for Credit Agricole / BFT Gestion. In 2008, he joined Candriam to develop the Quantitative Global Macro strategy. Mr. de Courcel has engineering degrees from the Ecole Polytechnique in France and from the Ecole Nationale Supérieure Telecom in Paris.

Myriam Guervin

Ms. Guervin has managed a portion of the Fund’s assets since 2016. She has been a Global Macro Hedge Fund Manager at Candriam since 2008. She has been with Candriam all of her career, joining the firm in 1996 as a Risk Manager and moving into internal control a year later. In 1998, she became a Structured Fund Manager, and in 2001 an Opportunistic Fund Manager. Ms. Guervin assumed her current role in 2008. She holds a Master’s Degree in Management and Financial Markets from the University of Paris Panthéon-Sorbonne.

Thomas Joret

Mr. Joret has managed a portion of the Fund’s assets since August 2017. He has been a high yield & credit arbitrage quantitative analyst at Candriam France since 2013. In 2016, Mr. Joret was promoted to Fund Manager of the Global High Yield strategy. He began his career as a high yield fund manager assistant at Candriam France in 2011. In 2013, Mr. Joret joined Amundi as a fund manager assistant and returned to Candriam France later that year to assume his current responsibilities. He has a Bachelor’s degree in management & economics and a Master’s in banking & finance, both from the University of Paris Dauphine.

Roland Juhel

Mr. Juhel has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2001 and has been a systematic fund manager at Candriam France since 2006. He has an engineering degree from the Hautes Etudes d’Ingénieur school in France and an engineering diploma from SUPELEC, also in France.

Nicolas Jullien, CFA

Mr. Jullien has managed a portion of the Fund’s assets since inception. He has been a senior fund manager of high yield and credit arbitrage team at Candriam France since 2013, in France. He began his career at Candriam France in 2007 as a fund manager for the same team. Mr. Jullien received an actuarial education at ISFA (Institute of Financial Sciences and Assurances) and completed his Master’s Degree in Actuarial & Financial Sciences from University Claude Bernard Lyon in 2007. He has been a CFA® charterholder since 2012.

Michael Kimble, CFA

Mr. Kimble has managed a portion of the Fund’s assets since inception. He joined MacKay Shields in 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. Mr. Kimble is also a CFA® charterholder.

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Poul Kristensen, CFA

Mr. Kristensen has managed the Fund since inception. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. Mr. Kristensen focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Michel Le Bras

Mr. Le Bras has managed a portion of the Fund’s assets since 2016. He has been a global macro hedge fund manager at Candriam since 2011. He began his career in 1986 as a Treasurer and Proprietary Trader on Interest Rates and Forex for Caisse de Gestion Mobilière, and in 1995 moved to the Compagnie Parisienne de Réescompte as a Proprietary Trader on Interest Rates, FX and Equities. In 2004, he founded his own asset management company and managed a Discretionary Global Macro Hedge Fund. In December 2010, he joined Candriam to develop this global macro approach. Mr. Le Bras holds a Master’s Degree in Finance from the University of Paris Dauphine.

Johann Mauchand

Mr. Mauchand has managed a portion of the Fund’s assets since inception. He has been a systematic fund manager at Candriam France since 2013. Mr. Mauchand began his career as a statistical arbitrage analyst at HSBC in 2005, joining Candriam France a year later as a quantitative alternative management analyst. He took up his current role in 2013. Mr. Mauchand has Masters’ Degrees in mathematics from the University of Dijon in France and in financial engineering from the University of Evry in France.

John Musgrave

Mr. Musgrave has managed a portion of the Fund’s assets since inception. He joined Cushing in 2007 and currently serves as the Firm’s Co-Chief Investment Officer and as a Portfolio Manager. Mr. Musgrave has prior experience as an investment banking research analyst covering natural resources companies. Mr. Musgrave received his BBA in Finance from Texas A&M University.

Philippe Noyard

Mr. Noyard has managed a portion of the Fund’s assets since inception. He joined Candriam France in 1987 and has been head of high yield & credit arbitrage management at Candriam France since 2009. Mr. Noyard is also a voting member of Candriam France’s Credit Risk Committee. Mr. Noyard was appointed head of high yield management in 1999, and head of high yield & credit arbitrage management and a member of our Credit Risk Committee in 2009. He has Master’s Degrees in economics and finance and in finance and wealth management from the University of Economy in Clermont-Ferrand in France.

Mona Patni

Ms. Patni has managed a portion of the Fund’s assets since 2016. She is a Vice President and Portfolio Manager for Cornerstone Holdings and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay.

Edouard Petitcollot

Mr. Petitcollot has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2003 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2005. In 2005, he moved to BNP Paribas as a fund analyst, before returning to Candriam France later that year as a risk arbitrage portfolio manager. Mr. Petitcollot has a degree in economics and management from the University of Paris II Panthéon-Assas and a Master’s in asset management from the University of Paris-Dauphine.

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Dan Roberts, PhD

Mr. Roberts has managed a portion of the Fund’s assets since inception. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Amit Soni, CFA

Mr. Soni has managed the Fund since inception. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Jonathan Swaney

Mr. Swaney has managed the Fund since inception. He is currently a Managing Director in the Strategic Asset Allocation & Solutions Group. Mr. Swaney has been an employee of New York Life Investments or its affiliates since 1997. He earned his BA in Political Science from The College of William & Mary.

Jerry V. Swank

Mr. Swank has managed a portion of the Fund’s assets since inception. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Managing Partner and Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit (“Herold”)). Prior to joining Herold, Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Energy & Income Fund, The Cushing® Renaissance Fund and The Cushing® MLP Infrastructure Funds.

Rui Tang, CFA

Mr. Tang has managed a portion of the Fund’s assets since August 2017. He joined Cornerstone in 2017 as a Portfolio Manager & Senior Analyst and is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

Libby F. Toudouze

Ms. Toudouze has managed a portion of the Fund’s assets since inception. She joined Cushing in 2005 and is currently a Portfolio Manager. She has extensive investment management experience including prior roles as an analyst, trader and portfolio manager. Ms. Toudouze earned her BBA and her MBA from Southern Methodist University.

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Andrew Ver Planck, CFA

Mr. Ver Planck has managed a portion of the Fund’s assets since inception. He is Senior Vice President of Cornerstone Capital Management Holdings, and Chief Investment Officer and Lead Portfolio Manager of the Global Systematic Equity Team. He has been with the firm or its predecessors since 2005. He leads the Global Systematic Equity research team and is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Jae Yoon, CFA

Mr. Yoon has managed the Fund since inception. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields LLC as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and leads the Strategic Asset Allocation & Solutions Group. He is also Chief Investment Officer of New York Life Investments. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Patrick Zeenni

Mr. Zeenni has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2003 and has been deputy head of high yield & credit arbitrage management at Candriam France since 2011. Mr. Zeenni has Master’s Degrees in finance and in financial markets from Paris Dauphine University. He has been a CFA® charterholder since 2010.

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RELATED PERFORMANCE

In addition to acting as investment adviser to the MainStay Absolute Return Multi-Strategy Fund, the Manager acts as investment adviser to the MainStay VP Absolute Return Multi-Strategy Portfolio (“Related Fund”), which employs a commodity strategy and is managed in substantially the same style as the Fund. The following table shows the historical performance of the Related Fund, which has investment objectives, policies, and strategies that are substantially the same as those of the Fund.

The performance of the Related Fund does not represent the performance of the Fund, and you should not consider the performance of the Related Fund as indicative of the future performance of the Fund. Although the Related Fund is managed in substantially the same style as the Fund and their investment objectives, policies, strategies and risks are substantially the same, the performance of the Fund may be greater or less than the performance of the Related Fund due to, among other things, the number of holdings in and composition of the Fund’s investment portfolio, as well as the asset size and cash flow differences between the Fund and the Related Fund. The fees and expenses of the Related Fund are different than those of MainStay Absolute Return Multi-Strategy Fund. If the fees and expenses of MainStay Absolute Return Multi-Strategy Fund were used, the performance numbers shown in the table below would have been different.

Annual Total Returns of the Related Fund

The following table sets forth the performance of each class of the Related Fund, calculated net of actual fees and expenses. Performance figures for the Related Fund reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The table shows how the average annual total returns of the Related Fund compare with those of the Related Fund’s broad-based securities-market index, which has investment characteristics similar to those of the Related Fund. Please note that the performance of each class of the Related Fund does not represent the performance of the Fund.

Average Annual Total Returns for period ended June 30, 2017

	1 Year	Since Inception (5/1/13)[1]
Related Fund
Initial Class	1.17%	0.72%
Service Class	0.89%	0.43%
Comparative Benchmark (reflect no deduction for fees, expenses, or taxes)
HFRX Absolute Return Index	1.93%	1.40%

1. The Related Fund commenced operations on May 1, 2013. Effective January 15, 2016, the Related Fund replaced its subadvisor. Effective January 19, 2016, the Related Fund revised its principal investment strategies to be the same as the Fund. Therefore, performance information for the Related Fund does not include performance information for any period prior to January 19, 2016 during which the Related Fund pursued substantially different principal investment strategies.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges).

The information has been audited by KPMG LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

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Financial Highlights

MainStay Absolute Return Multi-Strategy Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class A	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.92	$ 10.00

Net investment income (loss) (a)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.25	(0.05)

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.16)	(0.03)

Net asset value at end of period	$ 10.01	$ 9.92

Total investment return (b)	2.48%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.22%)	(0.97%)††
Net expenses (excluding short sale expenses)	1.80%	1.80% ††
Expenses (before waiver/reimbursement)	3.53%	3.64% ††
Short sale expenses	0.98%	0.88% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 5,462	$ 3,638

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

Investor Class	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.90	$ 10.00

Net investment income (loss) (a)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.22	(0.07)

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.14)	(0.03)

Net asset value at end of period	$ 9.98	$ 9.90

Total investment return (b)	2.24%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.49%)	(1.18%)††
Net expenses (excluding short sale expenses)	2.07%	1.95% ††
Expenses (before waiver/reimbursement)	3.80%	3.82% ††
Short sale expenses	0.98%	0.92% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period(in 000’s)	$ 1,256	$ 748

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

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Financial Highlights

MainStay Absolute Return Multi-Strategy Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class C	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.83	$ 10.00

Net investment income (loss) (a)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	0.29	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.14	(0.14)

Less dividends and distributions
From net investment income	(0.10)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.10)	(0.03)

Net asset value at end of period	$ 9.87	$ 9.83

Total investment return (b)	1.38%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(2.25%)	(1.95%)††
Net expenses (excluding short sale expenses)	2.82%	2.70% ††
Expenses (before waiver/reimbursement)	4.55%	4.54% ††
Short sale expenses	0.98%	0.89% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 766	$ 299

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

Class I	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.93	$ 10.00

Net investment income (loss) (a)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.27	(0.04)

Less dividends and distributions:
From net investment income	(0.18)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.18)	(0.03)

Net asset value at end of period	$ 10.02	$ 9.93

Total investment return (b)	2.80%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99%)	(0.78%)††
Net expenses (excluding short sale expenses)	1.57%	1.55% ††
Expenses (before waiver/reimbursement)	3.30%	3.36% ††
Short sale expenses	0.97%	0.85% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 128,171	$ 105,112

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

75

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

76

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Fund (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01arm-08/17

Prospectus for MainStay Tax Advantaged Short Term Bond Fund
MainStay Funds®	August 28, 2017

	Class A	Investor Class	Class I
Municipal/Tax Advantaged Bond
MainStay Tax Advantaged Short Term Bond Fund	MSTAX	MYTBX	MSTIX

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Tax Advantaged Short Term Bond Fund

Investment Objective

The Fund seeks after tax total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 29 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 89 of the Statement of Additional Information.

	Class A	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.14%	0.52%	0.14%
Total Annual Fund Operating Expenses	0.84%	1.22%	0.59%
Waivers / Reimbursements[2]	(0.04)%	(0.04)%	(0.09)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.18%	0.50%

1.  A contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 0.80%; and Class I, 0.50%. New York Life Investments will apply an equivalent waiver or reimbursement based on Class A, in an equal number of basis points to Investor Class. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I
Class
1 Year	$ 181	$ 219	$ 51
3 Years	$ 361	$ 479	$ 180
5 Years	$ 557	$ 760	$ 320
10 Years	$ 1,123	$ 1,559	$ 729
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

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MainStay Tax Advantaged Short Term Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. Under normal circumstances, the Fund will invest at least 50% of its total assets in tax-exempt municipal securities. Municipal securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund invests in investment grade securities as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's Ratings Services (“S&P”) or Baa3 or better by Moody's Investors Service, Inc. (“Moody's”) at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor; and invests in commercial paper only if rated in the top two highest rating categories by an independent rating agency, such as A-1 to A-2 by S&P or Prime-1 to Prime-2 by Moody's at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: tax-exempt and taxable municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by U.S. and foreign corporate entities, foreign governments and agencies, and supranational organizations. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Subadvisor may invest in mortgage dollar rolls and to-be-announced (“TBA”) securities transactions.

Investment Process: The Subadvisor seeks to allocate investments across the tax-exempt and taxable fixed income markets based on the current economic environment, the level of absolute and relative yields, and their interest rate outlook. The allocation across the tax-exempt and taxable fixed income markets will be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to pass tax-exempt income through to Fund shareholders. While the Fund normally will seek to pass any tax-exempt income through to shareholders, there is no guarantee that the Fund will achieve this result.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, or relative yield and return expectations.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

5

MainStay Tax Advantaged Short Term Bond Fund

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected.

6

MainStay Tax Advantaged Short Term Bond Fund

Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's calendar year performance. Sales loads (if any) are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Bloomberg Barclays 3-Year Municipal Bond Index as its primary benchmark. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years. The Fund has selected the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index as its secondary benchmark. The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. The past performance in the bar chart and table reflects the Fund's prior investment objective and principal investment strategies.

7

MainStay Tax Advantaged Short Term Bond Fund

Annual Returns, Class I Shares

(by calendar year 2007-2016)

Best Quarter
4Q/08	4.04%
Worst Quarter
2Q/08	-0.84%

As of June 30, 2017, the Class I shares of the Fund would have had a year-to-date return of 1.04%.

Average Annual Total Returns (for the periods ended December 31, 2016)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	0.73%	0.77%	2.28%
Return After Taxes on Distributions
Class I		0.64%	0.50%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		0.74%	0.55%	1.59%
Return Before Taxes
Class A	1/2/2004	-0.63%	-0.09%	1.70%
Investor Class	2/28/2008	-0.94%	-0.43%	0.66%
Bloomberg Barclays 3-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		0.08%	1.13%	2.71%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)		1.28%	0.92%	2.44%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

8

MainStay Tax Advantaged Short Term Bond Fund

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Claude Athaide, Director	Since 2000
	John Loffredo, Executive Managing Director	Since 2015
	Robert DiMella, Executive Managing Director	Since 2015
	Michael Petty, Senior Managing Director	Since 2015
	David Dowden, Managing Director	Since 2015
	Scott Sprauer, Managing Director	Since 2015
	Frances Lewis, Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus. The fact that a particular risk is not identified as a prinicipal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase by the Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund’s investments or its overall portfolio.

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• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. The Fund may now be subject to heightened interest rate risk because the Federal Reserve has begun, and may continue, to raise interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn the Fund’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These changes may negatively impact the Fund and/or result in a change in its investment strategy.

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Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Exchange-Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or the Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (the "1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

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Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate the Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund may purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

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Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Investments in Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Liquidity and Valuation Risk

The Fund's investments may include illiquid securities or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the

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time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in the Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Fund (or the Manager) may rely on various sources of information to value investments and calculate net asset values. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation, Market Timing and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Fund. The rule may negatively impact the Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to Fund strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Fund.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

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The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, the Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that the Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on the Fund.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund’s investments in these securities may be adversely affected.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

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Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Restricted Securities

The Fund's investments may include restricted securities. The principal risk of investing in restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Taxability Risk

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) the Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money

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if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Variable Rate Demand Obligations Risks

Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Fund may also invest or engage in, or be subject to, the following:

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies

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tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Investments by Large Shareholders

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Lending of Portfolio Securities

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Manager or the Subadvisor or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Money Market/Short-Term Securities Risk

To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the summary section and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. If the Fund has a high turnover rate (at or over 100%), it likely often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the

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Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investment Management LLC nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Other information about the Fund:

Investment Policies and Objectives

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategies section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it

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may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The MainStay Funds have adopted a policy to provide the Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy.

The Fund’s investment objective is non-fundamental and may be changed without shareholder vote.

The Fund may invest its net assets in ETFs whose underlying securities are similar to those in which the Fund may invest directly, and count such holdings toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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Shareholder Guide

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

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Shareholder Guide

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below

4. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

5. 18 months or less with respect to MainStay Short Duration High Yield Fund.

6. 0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

7. 0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

8. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

9. Does not apply to purchases by certain retirement plans.

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Shareholder Guide

10. $250,000 or more for MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

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Shareholder Guide

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

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Shareholder Guide

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing or retired MainStay Funds Board Member, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may only invest in Class I shares.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

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Shareholder Guide

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, only certain retirement accounts may invest in Class R6 shares. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement. The following are examples of eligible retirement accounts provided that in each case the plan trades on an omnibus level:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

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Shareholder Guide

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Board Members, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at mainstayinvestments.com/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Cornerstone Growth Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund and MainStay U.S. Equity Opportunities Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Shareholder Guide

MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

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Shareholder Guide

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except

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Shareholder Guide

under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at mainstayinvestments.com/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

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Shareholder Guide

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Funds’ Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

In addition, Class A share purchases and Investor Class share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions) (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

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Shareholder Guide

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase Fund shares. The Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at mainstayinvestments.com/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

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Shareholder Guide

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Shareholder Guide

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the Fund’s shares.

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Shareholder Guide

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets

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Shareholder Guide

Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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Shareholder Guide

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions in kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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Shareholder Guide

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests.

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Shareholder Guide

Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (i) those shares haven't been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

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Shareholder Guide

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

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3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay High Yield Municipal Bond Fund
MainStay Balanced Fund	MainStay Income Builder Fund
MainStay California Tax Free Opportunities Fund*	MainStay Indexed Bond Fund
MainStay Common Stock Fund	MainStay International Equity Fund
MainStay Conservative Allocation Fund	MainStay International Opportunities Fund
MainStay Convertible Fund	MainStay Large Cap Growth Fund
MainStay Cornerstone Growth Fund	MainStay MAP Equity Fund
MainStay Cushing Energy Income Fund	MainStay Moderate Allocation Fund
MainStay Cushing MLP Premier Fund	MainStay Moderate Growth Allocation Fund
MainStay Cushing Renaissance Advantage Fund	MainStay Money Market Fund
MainStay Emerging Markets Debt Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Emerging Markets Equity Fund	MainStay Retirement 2010 Fund
MainStay Epoch Capital Growth Fund	MainStay Retirement 2020 Fund
MainStay Epoch Global Choice Fund	MainStay Retirement 2030 Fund
MainStay Epoch Global Equity Yield Fund	MainStay Retirement 2040 Fund
MainStay Epoch International Choice Fund	MainStay Retirement 2050 Fund
MainStay Epoch International Small Cap Fund	MainStay Retirement 2060 Fund
MainStay Epoch U.S. All Cap Fund	MainStay S&P 500 Index Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay Short Duration High Yield Fund
MainStay Epoch U.S. Small Cap Fund	MainStay Tax Advantaged Short Term Bond Fund
MainStay Floating Rate Fund	MainStay Tax Free Bond Fund
MainStay Government Fund	MainStay Total Return Bond Fund

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MainStay Growth Allocation Fund	MainStay Unconstrained Bond Fund
MainStay High Yield Corporate Bond Fund	MainStay U.S. Equity Opportunities Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does

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Shareholder Guide

not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

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Shareholder Guide

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

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Shareholder Guide

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

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Shareholder Guide

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

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• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain

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qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

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Shareholder Guide

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier

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Shareholder Guide

Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

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Shareholder Guide

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, New York Life Investments and its affiliates managed approximately $528.4 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisor. The Manager oversees the services provided by the Subadvisor by performing due diligence, evaluating the performance of the Subadvisor and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisor.

The Manager also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. For the fiscal year ended April 30, 2017, the Fund paid the Manager a management fee (exclusive of any applicable waivers/reimbursements) of 0.45% for services performed as a percentage of the average daily net assets of the Fund.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for the Fund, please refer to the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2017.

The Manager is not responsible for records maintained by the Fund’s Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund, and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed, and expert discovery is ongoing.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments. This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information

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Know With Whom You Are Investing

required by the Current Order within 90 days of hiring a new subadvisor. The Current Order supersedes a prior SEC exemptive order, which applied only to hiring and terminating or modifying existing or future subadvisory agreements with unaffiliated subadvisors. The Fund may not rely on any of the relief granted by the Current Order without first obtaining shareholder approval.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of June 30, 2017, MacKay Shields managed approximately $96.7 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Fund is available in the SAI.

Claude Athaide, PhD, CFA

Mr. Athaide became a portfolio manager of the MainStay Tax Advantaged Short Term Bond Fund in 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Mr. Athaide has over 17 years of investment experience. Mr. Athaide has been a Chartered Financial Analyst® (“CFA®”) charterholder since 2000.

Louis N. Cohen, CFA

Mr. Cohen has managed the MainStay Tax Advantaged Short Term Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Frances Lewis

Ms. Lewis has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. She joined MacKay Shields in July 2009 and is currently a Managing Director. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

59

Know With Whom You Are Investing

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

OK.Y
Dan Roberts

Mr. Roberts has managed the MainStay Tax Advantaged Short Term Bond Fund since 2011. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

OK.Y
Scott Sprauer

Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

60

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges).

The information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

61

Financial Highlights

MainStay MainStay Tax Advantaged Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class A	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.61	$ 9.54	$ 9.54	$ 9.59	$ 9.68	$ 9.69

Net investment income (loss) (a)	0.08	0.07	0.01	0.04	0.05	0.09
Net realized and unrealized gain (loss) on investments	(0.05)	0.06	0.01	(0.03)	(0.05)	0.02

Total from investment operations	0.03	0.13	0.02	0.01	—	0.11

Less dividends and distributions:
From net investment income	(0.08)	(0.06)	(0.01)	(0.04)	(0.05)	(0.08)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.08)	(0.06)	(0.02)	(0.06)	(0.09)	(0.12)

Net asset value at end of year	$ 9.56	$ 9.61	$ 9.54	$ 9.54	$ 9.59	$ 9.68

Total investment return (b)	0.27%	1.41%	0.27%	0.09%	0.04%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.69%	0.33%††	0.41%	0.57%	0.77%
Net expenses	0.80%	0.80%	0.86%††	0.86%	0.88%	0.93%
Expenses (before waiver/reimbursement)	0.84%	0.94%	1.24%††	1.07%	1.13%	1.10%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 147,029	$ 111,768	$ 18,908	$ 20,086	$ 24,657	$ 31,422

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Investor Class	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.64	$ 9.56	$ 9.57	$ 9.61	$ 9.71	$ 9.72

Net investment income (loss) (a)	0.04	0.03	(0.00)‡	0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.00 ‡	(0.02)	(0.06)	0.03

Total from investment operations	(0.01)	0.10	0.00 ‡	(0.01)	(0.04)	0.07

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.00)‡	(0.01)	(0.02)	(0.04)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.04)	(0.02)	(0.01)	(0.03)	(0.06)	(0.08)

Net asset value at end of year	$ 9.59	$ 9.64	$ 9.56	$ 9.57	$ 9.61	$ 9.71

Total investment return (b)	(0.09%)	1.06%	0.02%	(0.15%)	(0.41%)	0.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.30%	(0.03%)††	0.02%	0.22%	0.44%
Net expenses	1.17%	1.20%	1.22%††	1.24%	1.23%	1.27%
Expenses (before waiver/reimbursement)	1.22%	1.33%	1.60%††	1.45%	1.47%	1.44%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 3,639	$ 3,663	$ 3,552	$ 3,844	$ 3,965	$ 4,356

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

62

Financial Highlights

MainStay MainStay Tax Advantaged Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class I	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.61	$ 9.54	$ 9.54	$ 9.58	$ 9.68	$ 9.69

Net investment income (loss) (a)	0.10	0.09	0.03	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.01	(0.01)	(0.06)	0.03

Total from investment operations	0.05	0.16	0.04	0.04	0.02	0.13

Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.03)	(0.06)	(0.08)	(0.10)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.10)	(0.09)	(0.04)	(0.08)	(0.12)	(0.14)

Net asset value at end of year	$ 9.56	$ 9.61	$ 9.54	$ 9.54	$ 9.58	$ 9.68

Total investment return (b)	0.54%	1.66%	0.40%	0.45%	0.19%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	0.93%	0.56%††	0.66%	0.79%	1.03%
Net expenses	0.54%	0.55%	0.61%††	0.61%	0.63%	0.68%
Expenses (before waiver/reimbursement)	0.59%	0.68%	0.99%††	0.82%	0.88%	0.85%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 164,798	$ 211,369	$ 30,626	$ 43,509	$ 60,437	$ 51,509

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

63

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

64

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

65

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Fund (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01tas-08/17

Prospectus for MainStay Absolute Return Multi-Strategy Fund
MainStay Funds®	August 28, 2017

Class T
Alternative
MainStay Absolute Return Multi-Strategy Fund	--

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Absolute Return Multi-Strategy Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 33 of the Prospectus and in the "Alternative Sales Arrangements" section on page 89 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Other Expenses of the Cayman Subsidiary[2]	0.13%
Dividend Expenses and Broker Fees and Charges on Short Sales	0.98%
Remainder of Other Expenses	0.77%
Total Other Expenses	1.88%
Total Annual Fund Operating Expenses	3.38%
Waiver / Reimbursement[3]	(0.60)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	2.78%

1. The Fund may invest a portion of its assets in a Cayman Subsidiary (defined below). The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investment Management LLC (“New York Life Investments”) for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place. The Fund’s Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not reflect certain waivers.

2. Other Expenses of the Cayman Subsidiary include the expenses (other than the management fee) borne by the Fund as the sole shareholder of the Cayman Subsidiary, including administrative, audit, custody and legal expenses.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 524	$ 1,209	$ 1,916	$ 3,786
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 168% of the average value of its portfolio.

4

MainStay Absolute Return Multi-Strategy Fund

Principal Investment Strategies

The Fund pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Fund’s Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each investment strategy and Subadvisor. The selection of a Subadvisor by the Manager is subject to the approval of the Fund’s Board of Trustees. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Fund’s assets by employing a variety of non-traditional investment strategies. The Fund employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Fund’s absolute return investment approach seeks to provide positive returns over a complete market cycle. However, the Fund’s returns may be negative during certain periods within or over a complete market cycle. Generally, a complete market cycle is deemed to be a period of material increase in the financial and economic markets and a period of material decline in the financial and economic markets.

Each Subadvisor is responsible for the day-to-day management of the Fund’s assets allocated to the Subadvisor by the Manager. In making allocation decisions among strategies or Subadvisors, the Manager may consider a variety of qualitative and quantitative factors, including investment style and historical performance, as well as various characteristics of a strategy’s or a Subadvisor's expected investment portfolio. The Manager may also manage a portion of the Fund’s assets directly. The Manager may at any time and in its sole discretion (without prior notice to shareholders) adjust the allocation of the Fund’s assets among the investment strategies and Subadvisors to varying degrees, including reducing the Fund’s exposure to any strategy or Subadvisor to zero. Under normal market conditions, the Manager will not allocate more than 20% of the Fund’s assets to any one strategy with each Subadvisor. In the future, the Manager may determine to allocate the Fund’s assets to additional strategies not currently summarized below.

Investment Process: The Fund seeks low correlation to traditional equity and fixed-income indices and lower volatility than traditional equity indices by utilizing a combination of different non-traditional or alternative investment strategies. The Manager currently targets an annualized volatility level of less than 6% (as measured by the standard deviation of the Fund's returns) over the long term. However, over short- or long-term periods, the Fund's volatility may materially exceed its target volatility and the Fund’s performance may have a high correlation with traditional equity and fixed-income indices. The Manager seeks to substantially reduce the risks associated with concentration (i.e., the individual risk contribution from any one strategy or Subadvisor) and drawdown (i.e., the decrease in value of investments from their peak) by diversifying the Fund’s assets across multiple strategies and Subadvisors.

Pursuant to its various strategies, the Fund may invest in a broad range of asset classes and instruments, including, but not limited to, equity securities, depositary receipts, fixed-income instruments, commodities, currencies, mortgage-backed and asset-backed securities, and convertible securities. The Fund may invest without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating. The Fund may also invest in derivatives, such as futures, forwards, options and swaps (including, for example, credit default, index, total return, interest rate and currency swaps), to try to enhance returns and/or reduce the risk of loss, including losses due to fluctuation in currency exchange rates by hedging certain of its holdings. As a result of the Fund’s use of derivatives, the Fund may have economic leverage and hold a significant amount of related U.S. Treasuries or short-term investments, including money market funds and cash deposits. In addition, the Fund may invest in pooled investment vehicles, including affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds.

The Fund may take long and/or short positions in a wide range of asset classes, including equity securities and fixed-income instruments, among others. When taking a short position, the Fund may sell an instrument that it does not own and then borrow the instrument to meet its settlement obligations. The Fund may also take short positions in futures, forwards, options or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will benefit if the value of the instrument increases. A portion of the Fund’s assets (no more than 15% at the time of purchase) may be invested in illiquid securities (i.e., holdings that the Fund may not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The Fund currently pursues the following principal investment strategies:

Equity Market Neutral: This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage: This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

5

MainStay Absolute Return Multi-Strategy Fund

Managed Futures: This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”): This strategy seeks to deliver both current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources (“Energy Companies”). The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps and related options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy: This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation: This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies: The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

The Manager may allocate the Fund’s assets among the following Subadvisors:

Subadvisor	Strategy
Candriam France S.A.S.	Risk Arbitrage, Credit Long/Short or Non-Traditional Fixed-Income, Managed Futures, Global Macro
Cornerstone Capital Management Holdings LLC	Equity Market Neutral
Cushing® Asset Management, LP	Master Limited Partnerships (“MLPs”) and Other Energy Companies
MacKay Shields LLC	Credit Long/Short or Non-Traditional Fixed-Income

In order to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), the Fund intends to gain exposure to the commodities market primarily through investing a portion of the Fund’s assets (up to 25% in the aggregate) in the equity securities of one or more Cayman Subsidiaries, which have the same investment objective as the Fund. In pursuing its investment objective,

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MainStay Absolute Return Multi-Strategy Fund

each Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. The Manager will advise each Cayman Subsidiary and may retain one or more Subadvisors to manage the assets of each Cayman Subsidiary. Although each Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and each Cayman Subsidiary are not necessarily identical. Initially, the Fund intends to invest in one Cayman Subsidiary but retains the right to invest in additional Cayman Subsidiaries in the future.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Multi-Manager Risk: The Fund’s performance relies on the skill of the Manager in selecting and monitoring the Subadvisors. The Fund’s performance also is dependent upon the Manager’s skill in determining strategic allocations of the Fund’s assets among the Subadvisors and the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

The Subadvisors may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Fund to achieve its objective. The quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain errors in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, a Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

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MainStay Absolute Return Multi-Strategy Fund

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter

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MainStay Absolute Return Multi-Strategy Fund

maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when a Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward

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MainStay Absolute Return Multi-Strategy Fund

contracts entered into by the Fund. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither make swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Tax Risk: The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

With respect to Fund investments in MLPs qualifying as QPTPs for U.S. federal income tax purposes, QPTPs are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to incur U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

Among the requirements the Fund must satisfy in order to qualify as a regulated investment company, it must derive at least 90% of its gross income each taxable year from “qualifying gross income,” which is described in greater detail in the Fund’s Statement of Additional Information. Gross income from commodities and certain commodity-linked derivative instruments generally will not be considered qualifying gross income of a regulated investment company. The Fund’s investment in the Cayman Subsidiary is intended to provide the Fund with exposure to the commodity markets within the limitations prescribed in Subchapter M of the Internal Revenue Code.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to registered investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers.

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investments should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. Nevertheless, changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Subsidiary Risk: By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with such Cayman Subsidiary’s investments. Each Cayman Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or each Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less

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MainStay Absolute Return Multi-Strategy Fund

than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Event-Driven Arbitrage Risk: The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Master Limited Partnerships and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, fluctuations in the prices of commodities (such as natural gas, natural gas liquids and crude oil), a significant decrease in the production of natural gas, crude oil, or other energy commodities, or a sustained decline in demand for energy commodities. In addition, Energy Companies are subject to risks associated with environmental costs and liabilities, regulatory changes and enforcement proceedings, and extreme weather conditions, among other risks particular to their specific business. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund may invest. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Risk Management Techniques Risk: Although the Fund may employ various hedging and risk management techniques, there is no assurance that the Fund will engage in hedging transactions or risk management techniques at any one time, including during volatile market conditions. There also is no assurance that any hedging transactions or risk management techniques will be successful or that the Fund will be able to hedge fully or perfectly against any risk.

Leverage Risk: To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following bar chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be

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MainStay Absolute Return Multi-Strategy Fund

similar to the performance of the other share classes and differ only to the extent that those share classes and Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's calendar year performance. Sales loads (if any) are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the HFRX Absolute Return Index as its primary benchmark. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The Fund has selected the S&P 500® Index as its secondary benchmark index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 18, 2015. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016)

Best Quarter
4Q/16	2.08%
Worst Quarter
2Q/16	0.40%

As of June 30, 2017, the Class I shares of the Fund would have had a year to date return of -1.98%.

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MainStay Absolute Return Multi-Strategy Fund

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception	1 Year	Since
			Inception
Return Before Taxes
Class I	6/18/2015	4.14%	2.14%
Return After Taxes on Distributions
Class I		3.41%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.40%	1.43%
Return Before Taxes
Class A	6/18/2015	-1.70%	-1.68%
Investor Class	6/18/2015	-2.02%	-1.96%
Class C	6/18/2015	1.82%	0.90%
HFRX Absolute Return Index (reflects no deductions for fees, expenses, or taxes)		0.31%	0.48%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		11.96%	5.83%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cushing Asset Management, LP and MacKay Shields LLC all serve as Subadvisors.

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MainStay Absolute Return Multi-Strategy Fund

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae Yoon, Senior Managing Director	Since 2015
	Jonathan Swaney, Managing Director	Since 2015
	Poul Kristensen, Managing Director	Since 2015
	Amit Soni, Director	Since 2015
Candriam France S.A.S.	Steeve Brument, Head of Systematic Funds	Since 2015
	Roland Juhel, Senior Portfolio Manager	Since 2015
	Johann Mauchand, Portfolio Manager	Since 2015
	Edouard Petitcollot, Senior Portfolio Manager	Since 2015
	Olivier Baccam, Senior Portfolio Manager	Since 2015
	Philippe Noyard, Head of High Yield & Credit Arbitrage Management	Since 2015
	Patrick Zeenni, Deputy Head of High Yield & Credit Arbitrage Management	Since 2015
	Nicolas Jullien, Senior Portfolio Manager	Since 2015
	Charles de Courcel, Head of Quantitative Global Macro Management	Since 2016
	Michel Le Bras, Senior Portfolio Manager	Since 2016
	Myriam Guervin, Senior Global Macro Fund Manager	Since 2016
	Thomas Joret, Portfolio Manager	Since August 2017
	Tristan Abet, Senior Portfolio Manager	Since August 2017
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since 2015
	Mona Patni, Vice President	Since 2016
	Rui Tang, Vice President	Since August 2017
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner	Since 2015
	Libby F. Toudouze, Portfolio Manager	Since 2015
	John Musgrave, Portfolio Manager	Since 2015
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2015
	Louis N. Cohen, Senior Managing Director	Since 2015
	Michael Kimble, Senior Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

To Statutory Prospectus To Statement of Additional Information

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More About Investment Strategies and Risks

Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus. The fact that a particular risk is not identified as a prinicipal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currencies

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. One or more Subadvisors may seek to reduce currency risk by hedging all or part of the Fund’s exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk. Currency rates may fluctuate significantly over short

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More About Investment Strategies and Risks

periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund’s investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. The Fund may now be subject to heightened interest rate risk because the Federal Reserve has begun, and may continue, to raise interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

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Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or a Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These changes may negatively impact the Fund and/or result in a change in its investment strategy.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

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More About Investment Strategies and Risks

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

The Fund may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (the "1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all

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ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or Subadvisors to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate the Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund may purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.  The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

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More About Investment Strategies and Risks

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and Non-Voting Depository Receipts (“NVDRs”)

To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs, EDRs and NVDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Growth Stocks

The Fund may invest in equity securities of companies that the portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody's, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price

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swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Illiquid and Restricted Securities

The Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Fund's portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

The Fund's investments may include illiquid securities or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial

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conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in the Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Fund (or the Manager) may rely on various sources of information to value investments and calculate net asset values. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation, Market Timing and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Fund. The rule may negatively impact the Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to Fund strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Fund.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Market Capitalization Risk

To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and

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may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of the Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or a Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund’s investments in these securities may be adversely affected.

MLPs and Other Natural Resources Sector Companies

The Fund invests in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A downturn in this sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including, but not limited to (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

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MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses.

The anticipated benefits to be derived from the Fund’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses.

A change in current tax law, or a change in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to entity level U.S. federal income tax (as well as state and local tax) on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP in which the Fund invests were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP and lower income earned by the Fund.

To the extent a distribution received by the Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require the Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or other natural resource sector companies in which the Fund invests. Any such changes could negatively impact the Fund’s shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Fund’s ownership interest. The value of a MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Fund’s returns.

Multiple Manager Risk

The Fund's assets are managed by multiple Subadvisors. The Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Fund. One or more Subadvisors to the Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political

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subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Investments in Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investment Management LLC nor a Subadvisor can

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predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Russian Securities

Investments in securities of Russian issuers may involve greater risks than those typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The imposition of, or threat of the imposition of, sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the Russian Ruble or other adverse consequences to the Russian economy. In addition, sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These events could have a negative effect on the performance of the Fund. The value of the Russian Ruble may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble.

Short Selling

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Subsidiary Risk

By investing in a portion of its assets in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary, which is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related

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instruments and other investments. The Cayman Subsidiaries will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Cayman Subsidiaries are subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Cayman Subsidiaries may invest without limitation, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments. There can be no assurance that the investment objective of a Cayman Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or a Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. The Fund and the Subsidiary will enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The Fund and Subsidiary’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and the Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

The Fund's investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

With respect to Fund investments in MLPs qualifying as qualified publicly traded partnerships, as partnerships for U.S. federal income tax purposes, MLPs generally are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

With respect to Fund's investments in the Cayman Subsidiary, the IRS has issued private letter rulings to regulated investment companies (but not to the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers.

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More About Investment Strategies and Risks

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund's income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investment in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investment should constitute qualifying gross income of a regulated investment company. However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from its investment in the Cayman Subsidiary is not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund would fail to qualify as a regulated investment company if over 10% of its gross income in respect of any taxable year was derived from such investment. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Moreover, changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Value Stocks

The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities a Subadvisor believes are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Subadvisor believes is their full value or that they may go down in value. If a Subadvisor's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that a Subadvisor anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Fund may also invest or engage in, or be subject to, the following:

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to

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the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Initial Public Offerings ("IPOs")

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investments by Large Shareholders

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Lending of Portfolio Securities

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The Fund may engage in active and frequent trading of portfolio holdings to pursue its investment objective. The Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the summary section and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. If the Fund has a high turnover rate (at or over 100%), it likely often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Rights and Warrants

To the extent that the Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) the Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

Other information about the Fund:

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investment Policies and Objectives

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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Shareholder Guide

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST

Generally, Class T shares are available only to investors who are investing through a third-party financial intermediary that has entered into an agreement with the Distributor authorizing the intermediary to sell Class T shares. Each Fund offers other classes of shares, which are described in a separate prospectus.  Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.

Consult a representative of your financial intermediary about the availability of Class T shares (and other classes of shares) of the Fund and the intermediary's policies, procedures and other information. The services provided (and the fees and sales charges received) by financial intermediaries may vary by category of financial intermediary, and the services provided by financial intermediaries in the same category may differ. Sales charges and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares they hold in your account.

The sales charge structure and policies or features of Class T shares may create a conflict of interest for financial intermediaries (and financial advisers) with respect to transactions in Class T shares of one or more MainStay Funds. Intermediaries (and financial advisers) may be financially incentivized to recommend or place orders for transactions in Class T shares because any purchase of Class T shares is subject to an initial sales charge which the intermediary (or financial adviser) receives as compensation.

Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge (which is the case for Class T shares), at the time you sell your shares as a contingent deferred sales charge (“CDSC”) and/or over time in the form of ongoing fees. Class T shares are not subject to a CDSC. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge and whether you are eligible for reduced or waived sales charges, if applicable. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. Each investor's personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge (if offered).

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." Certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower

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Shareholder Guide

over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs is:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees," and include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class T shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount available to purchase MainStay Fund shares.

Distribution and/or service (12b-1) fees and initial sales charges are each discussed in more detail in this Shareholder Guide. The following table provides a summary of the characteristics of Class T shares:

Class T

Initial sales charge	Yes
Initial sales charge waivers	None
Contingent deferred sales charge	None
Ongoing distribution and/or service (12b-1) fees	0.25%
Conversion feature	None
Purchase maximum	None

Class T Share Considerations

• Generally, Class T shares have a minimum initial investment amount of $2,500 per MainStay Fund. Class T share balances are examined Fund-by-Fund on a semi-annual basis. Please note that you may not aggregate holdings of Class T shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent.

• When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment in a single transaction in Class T shares of a Fund (see "Information on Sales Charges").

• Since some of your investment goes to pay an upfront sales charge when you purchase Class T shares, you will purchase fewer shares than you would with the same investment in other share classes with the exception of Class A and Investor Class shares (offered in a separate prospectus) at certain investment amounts.

• Unlike other share classes offered by the Funds, an initial sales charge applies to any purchase of Class T shares (other than reinvestment of dividends or capital gains).

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

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Shareholder Guide

Class T Shares

• $2,500 minimum initial investment with $50 minimum subsequent purchase amount requirement for any single MainStay Fund, although investment minimums may vary depending on the policies of the particular intermediary; or

• if through a systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class T shares. See the SAI for additional information.

INFORMATION ON SALES CHARGES

Class T Shares

When you invest in Class T shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that applies to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. Any applicable sales charge will be deducted directly from your investment. Typically, all of the sales charge will be paid to your financial intermediary firm as a concession. It is the responsibility of your financial intermediary to ensure you obtain the correct “breakpoint” discount. Other than these discounts, there are no reductions in the mutual sales charge applicable to Class T shares. Class T shares of MainStay Money Market Fund are not subject to a sales charge.

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.50%	2.56%	2.50%
$250,000 to $499,999	2.00%	2.04%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Class T 12b-1 plan typically provides for payment for distribution and/or service activities of up to 0.25% of the average daily net assets. For Class T shares, the Distributor begins to pay these fees to the financial intermediary immediately after purchase. Financial intermediaries may compensate their financial advisors with the distribution fees paid to them by the Distributor. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Shareholder Guide

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Class T shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6 shares) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares by their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund

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Shareholder Guide

over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Class T Shares

Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries. If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or Transfer Agent. You buy shares at NAV (plus any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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Shareholder Guide

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

Generally, there is no conversion between Class T and another class of a MainStay Fund.

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Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

• To purchase Class T shares, please contact your financial intermediary.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

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Shareholder Guide

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

• You may redeem Class T shares only through the financial intermediary through which you hold the shares, who may charge you a fee for processing a redemption.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions in kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

If you wish to transfer your Class T shares from one financial intermediary to another, you may be unable to do so if the other financial intermediary does not make Class T shares available to its customers. Please contact your financial intermediary for more information.

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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Shareholder Guide

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests.

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Shareholder Guide

Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

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Shareholder Guide

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services by contacting your financial adviser for instructions.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

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Shareholder Guide

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Class T shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchange privileges are not applicable to Class T shares. The MainStay Funds reserve the right to revise the exchange privilege consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

Selling shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Excessive Purchases and Redemptions

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if,

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Shareholder Guide

during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

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Shareholder Guide

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

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Shareholder Guide

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

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Shareholder Guide

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state

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Shareholder Guide

municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

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Shareholder Guide

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

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Shareholder Guide

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

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Shareholder Guide

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

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Shareholder Guide

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, New York Life Investments and its affiliates managed approximately $528.4 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. For the fiscal year ended April 30, 2017, the Fund paid the Manager a management fee of 1.25% (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreements for the Fund, please refer to the Fund's Semi Annual and Annual Reports for the fiscal periods ended October 31, 2016 and April 30, 2017, respectively.

The Manager is not responsible for records maintained by the Fund’s Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund, and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed, and expert discovery is ongoing.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments.

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This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor. The sole initial shareholder of the Fund has approved the operation of the Fund under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including the manner contemplated by the Current Order. Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, each Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each Subadvisor. In addition, the Manager provides day-to-day portfolio management for a portion of the Fund’s assets directly. As a result, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, the Manager will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

Candriam France S.A.S. (“Candriam France”) is located at 40, rue Washington, F-75008, Paris France. Candriam France is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of June 30, 2017, Candriam France managed approximately $11.21 billion in assets.

Cornerstone Capital Management Holdings LLC ("Cornerstone Holdings") is located at 1180 Avenue of the Americas, New York, New York 10036. Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, Cornerstone Holdings managed approximately $14.73 billion in assets.

Cushing® Asset Management, LP ("Cushing") is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of June 30, 2017, Cushing managed approximately $3.5 billion in assets.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of June 30, 2017, MacKay Shields managed approximately $96.7 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Fund is available in the SAI.

Tristan Abet

Mr. Abet has managed a portion of the Fund’s assets since August 2017. He has been a Global Macro Fund Manager at Candriam France since 2016. Mr. Abet started his career in 1999 at Dexia-BIL Luxembourg as an equity analyst. He joined Barclays Wealth Management in 2001 and worked later as a strategist and member of the investment committee. In 2005, Mr. Abet moved to the sell side, spending 6 years at CA Cheuvreux as deputy Head of Economics & Strategy and Head of the quantitative research applied to European equities. He left CA Cheuvreux in 2011 to found Openmind AM, an asset management boutique, and manage a long/short equity fund. In 2013, Mr. Abet joined Louis Capital Markets as Head of Economics&Strategy. Tristan holds four Master’s degrees in the field of macroeconomics and finance from Iéseg, Lille University, ESCP Europe and ENSAE Paris Tech.

Olivier Baccam

Mr. Baccam has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2005 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2009. Mr. Baccam has Bachelor’s and Master’s Degrees in computer science from Paris VI Pierre & Marie Curie University and a Master’s in company and financial management from Ecole Superieure de Gestion.

Steeve Brument

Mr. Brument has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2001 and has been head of systematic funds at Candriam France since 2007. Mr. Brument holds a Master from the Ecole Supérieure de Gestion-Finance in Paris.

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Louis N. Cohen, CFA

Mr. Cohen has managed a portion of the Fund’s assets since inception. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Charles de Courcel

Mr. de Courcel has managed a portion of the Fund’s assets since 2016. He has headed the Quantitative Global Macro strategy of Candriam since 2008. He began his career in 1998 as a Consultant Engineer and has been developing tools for managing portfolios based on behavioral finance and technical analysis since 2002. In 2005, he became a Fund Manager in Fixed Income and then Equities for Credit Agricole / BFT Gestion. In 2008, he joined Candriam to develop the Quantitative Global Macro strategy. Mr. de Courcel has engineering degrees from the Ecole Polytechnique in France and from the Ecole Nationale Supérieure Telecom in Paris.

Myriam Guervin

Ms. Guervin has managed a portion of the Fund’s assets since 2016. She has been a Global Macro Hedge Fund Manager at Candriam since 2008. She has been with Candriam all of her career, joining the firm in 1996 as a Risk Manager and moving into internal control a year later. In 1998, she became a Structured Fund Manager, and in 2001 an Opportunistic Fund Manager. Ms. Guervin assumed her current role in 2008. She holds a Master’s Degree in Management and Financial Markets from the University of Paris Panthéon-Sorbonne.

Thomas Joret

Mr. Joret has managed a portion of the Fund’s assets since August 2017. He has been a high yield & credit arbitrage quantitative analyst at Candriam France since 2013. In 2016, Mr. Joret was promoted to Fund Manager of the Global High Yield strategy. He began his career as a high yield fund manager assistant at Candriam France in 2011. In 2013, Mr. Joret joined Amundi as a fund manager assistant and returned to Candriam France later that year to assume his current responsibilities. He has a Bachelor’s degree in management & economics and a Master’s in banking & finance, both from the University of Paris Dauphine.

Roland Juhel

Mr. Juhel has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2001 and has been a systematic fund manager at Candriam France since 2006. He has an engineering degree from the Hautes Etudes d’Ingénieur school in France and an engineering diploma from SUPELEC, also in France.

Nicolas Jullien, CFA

Mr. Jullien has managed a portion of the Fund’s assets since inception. He has been a senior fund manager of high yield and credit arbitrage team at Candriam France since 2013, in France. He began his career at Candriam France in 2007 as a fund manager for the same team. Mr. Jullien received an actuarial education at ISFA (Institute of Financial Sciences and Assurances) and completed his Master’s Degree in Actuarial & Financial Sciences from University Claude Bernard Lyon in 2007. He has been a CFA® charterholder since 2012.

Michael Kimble, CFA

Mr. Kimble has managed a portion of the Fund’s assets since inception. He joined MacKay Shields in 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. Mr. Kimble is also a CFA® charterholder.

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Poul Kristensen, CFA

Mr. Kristensen has managed the Fund since inception. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. Mr. Kristensen focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Michel Le Bras

Mr. Le Bras has managed a portion of the Fund’s assets since 2016. He has been a global macro hedge fund manager at Candriam since 2011. He began his career in 1986 as a Treasurer and Proprietary Trader on Interest Rates and Forex for Caisse de Gestion Mobilière, and in 1995 moved to the Compagnie Parisienne de Réescompte as a Proprietary Trader on Interest Rates, FX and Equities. In 2004, he founded his own asset management company and managed a Discretionary Global Macro Hedge Fund. In December 2010, he joined Candriam to develop this global macro approach. Mr. Le Bras holds a Master’s Degree in Finance from the University of Paris Dauphine.

Johann Mauchand

Mr. Mauchand has managed a portion of the Fund’s assets since inception. He has been a systematic fund manager at Candriam France since 2013. Mr. Mauchand began his career as a statistical arbitrage analyst at HSBC in 2005, joining Candriam France a year later as a quantitative alternative management analyst. He took up his current role in 2013. Mr. Mauchand has Masters’ Degrees in mathematics from the University of Dijon in France and in financial engineering from the University of Evry in France.

John Musgrave

Mr. Musgrave has managed a portion of the Fund’s assets since inception. He joined Cushing in 2007 and currently serves as the Firm’s Co-Chief Investment Officer and as a Portfolio Manager. Mr. Musgrave has prior experience as an investment banking research analyst covering natural resources companies. Mr. Musgrave received his BBA in Finance from Texas A&M University.

Philippe Noyard

Mr. Noyard has managed a portion of the Fund’s assets since inception. He joined Candriam France in 1987 and has been head of high yield & credit arbitrage management at Candriam France since 2009. Mr. Noyard is also a voting member of Candriam France’s Credit Risk Committee. Mr. Noyard was appointed head of high yield management in 1999, and head of high yield & credit arbitrage management and a member of our Credit Risk Committee in 2009. He has Master’s Degrees in economics and finance and in finance and wealth management from the University of Economy in Clermont-Ferrand in France.

Mona Patni

Ms. Patni has managed a portion of the Fund’s assets since 2016. She is a Vice President and Portfolio Manager for Cornerstone Holdings and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay.

Edouard Petitcollot

Mr. Petitcollot has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2003 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2005. In 2005, he moved to BNP Paribas as a fund analyst, before returning to Candriam France later that year as a risk arbitrage portfolio manager. Mr. Petitcollot has a degree in economics and management from the University of Paris II Panthéon-Assas and a Master’s in asset management from the University of Paris-Dauphine.

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Know With Whom You Are Investing

Dan Roberts, PhD

Mr. Roberts has managed a portion of the Fund’s assets since inception. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Amit Soni, CFA

Mr. Soni has managed the Fund since inception. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Jonathan Swaney

Mr. Swaney has managed the Fund since inception. He is currently a Managing Director in the Strategic Asset Allocation & Solutions Group. Mr. Swaney has been an employee of New York Life Investments or its affiliates since 1997. He earned his BA in Political Science from The College of William & Mary.

Jerry V. Swank

Mr. Swank has managed a portion of the Fund’s assets since inception. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Managing Partner and Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit (“Herold”)). Prior to joining Herold, Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Energy & Income Fund, The Cushing® Renaissance Fund and The Cushing® MLP Infrastructure Funds.

Rui Tang, CFA

Mr. Tang has managed a portion of the Fund’s assets since August 2017. He joined Cornerstone in 2017 as a Portfolio Manager & Senior Analyst and is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

Libby F. Toudouze

Ms. Toudouze has managed a portion of the Fund’s assets since inception. She joined Cushing in 2005 and is currently a Portfolio Manager. She has extensive investment management experience including prior roles as an analyst, trader and portfolio manager. Ms. Toudouze earned her BBA and her MBA from Southern Methodist University.

59

Know With Whom You Are Investing

Andrew Ver Planck, CFA

Mr. Ver Planck has managed a portion of the Fund’s assets since inception. He is Senior Vice President of Cornerstone Capital Management Holdings, and Chief Investment Officer and Lead Portfolio Manager of the Global Systematic Equity Team. He has been with the firm or its predecessors since 2005. He leads the Global Systematic Equity research team and is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Jae Yoon, CFA

Mr. Yoon has managed the Fund since inception. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields LLC as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and leads the Strategic Asset Allocation & Solutions Group. He is also Chief Investment Officer of New York Life Investments. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Patrick Zeenni

Mr. Zeenni has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2003 and has been deputy head of high yield & credit arbitrage management at Candriam France since 2011. Mr. Zeenni has Master’s Degrees in finance and in financial markets from Paris Dauphine University. He has been a CFA® charterholder since 2010.

60

Know With Whom You Are Investing

RELATED PERFORMANCE

In addition to acting as investment adviser to the MainStay Absolute Return Multi-Strategy Fund, the Manager acts as investment adviser to the MainStay VP Absolute Return Multi-Strategy Portfolio (“Related Fund”), which employs a commodity strategy and is managed in substantially the same style as the Fund. The following table shows the historical performance of the Related Fund, which has investment objectives, policies, and strategies that are substantially the same as those of the Fund.

The performance of the Related Fund does not represent the performance of the Fund, and you should not consider the performance of the Related Fund as indicative of the future performance of the Fund. Although the Related Fund is managed in substantially the same style as the Fund and their investment objectives, policies, strategies and risks are substantially the same, the performance of the Fund may be greater or less than the performance of the Related Fund due to, among other things, the number of holdings in and composition of the Fund’s investment portfolio, as well as the asset size and cash flow differences between the Fund and the Related Fund. The fees and expenses of the Related Fund are different than those of MainStay Absolute Return Multi-Strategy Fund. If the fees and expenses of MainStay Absolute Return Multi-Strategy Fund were used, the performance numbers shown in the table below would have been different.

Annual Total Returns of the Related Fund

The following table sets forth the performance of each class of the Related Fund, calculated net of actual fees and expenses. Performance figures for the Related Fund reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The table shows how the average annual total returns of the Related Fund compare with those of the Related Fund’s broad-based securities-market index, which has investment characteristics similar to those of the Related Fund. Please note that the performance of each class of the Related Fund does not represent the performance of the Fund.

Average Annual Total Returns for period ended June 30, 2017

	1 Year	Since Inception (5/1/13)[1]
Related Fund
Initial Class	1.17%	0.72%
Service Class	0.89%	0.43%
Comparative Benchmark (reflect no deduction for fees, expenses, or taxes)
HFRX Absolute Return Index	1.93%	1.40%

1. The Related Fund commenced operations on May 1, 2013. Effective January 15, 2016, the Related Fund replaced its subadvisor. Effective January 19, 2016, the Related Fund revised its principal investment strategies to be the same as the Fund. Therefore, performance information for the Related Fund does not include performance information for any period prior to January 19, 2016 during which the Related Fund pursued substantially different principal investment strategies.

61

Financial Highlights

Since Class T shares of the Fund have no performance history as of the date of this Prospectus, the financial information in the tables below show the Fund’s financial performance for the periods indicated for certain other share classes of the Fund. Although the other share classes are not offered in this Prospectus, Class T shares would have similar performance because all of the classes of shares are invested in the same portfolio of securities and performance would differ only to the extent that Class T shares have different expenses.

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges).

The information has been audited by KPMG LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

62

Financial Highlights

MainStay Absolute Return Multi-Strategy Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class A	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.92	$ 10.00

Net investment income (loss) (a)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.25	(0.05)

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.16)	(0.03)

Net asset value at end of period	$ 10.01	$ 9.92

Total investment return (b)	2.48%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.22%)	(0.97%)††
Net expenses (excluding short sale expenses)	1.80%	1.80% ††
Expenses (before waiver/reimbursement)	3.53%	3.64% ††
Short sale expenses	0.98%	0.88% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 5,462	$ 3,638

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

Investor Class	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.90	$ 10.00

Net investment income (loss) (a)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.22	(0.07)

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.14)	(0.03)

Net asset value at end of period	$ 9.98	$ 9.90

Total investment return (b)	2.24%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.49%)	(1.18%)††
Net expenses (excluding short sale expenses)	2.07%	1.95% ††
Expenses (before waiver/reimbursement)	3.80%	3.82% ††
Short sale expenses	0.98%	0.92% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period(in 000’s)	$ 1,256	$ 748

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

63

Financial Highlights

MainStay Absolute Return Multi-Strategy Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class C	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.83	$ 10.00

Net investment income (loss) (a)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	0.29	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.14	(0.14)

Less dividends and distributions
From net investment income	(0.10)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.10)	(0.03)

Net asset value at end of period	$ 9.87	$ 9.83

Total investment return (b)	1.38%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(2.25%)	(1.95%)††
Net expenses (excluding short sale expenses)	2.82%	2.70% ††
Expenses (before waiver/reimbursement)	4.55%	4.54% ††
Short sale expenses	0.98%	0.89% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 766	$ 299

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

Class I	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.93	$ 10.00

Net investment income (loss) (a)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.27	(0.04)

Less dividends and distributions:
From net investment income	(0.18)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.18)	(0.03)

Net asset value at end of period	$ 10.02	$ 9.93

Total investment return (b)	2.80%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99%)	(0.78%)††
Net expenses (excluding short sale expenses)	1.57%	1.55% ††
Expenses (before waiver/reimbursement)	3.30%	3.36% ††
Short sale expenses	0.97%	0.85% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 128,171	$ 105,112

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Fund (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01armt-08/17

Prospectus for MainStay Tax Advantaged Short Term Bond Fund
MainStay Funds®	August 28, 2017

Class T
Municipal/Tax Advantaged Bond
MainStay Tax Advantaged Short Term Bond Fund	[ ]

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Tax Advantaged Short Term Bond Fund

Investment Objective

The Fund seeks after tax total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 25 of the Prospectus and in the "Alternative Sales Arrangements" section on page 89 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.84%
Waiver / Reimbursement[1]	(0.04)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[1]	0.80%

1. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 330	$ 507	$ 700	$ 1,258
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. Under normal circumstances, the Fund will invest at least 50% of its total assets in tax-exempt municipal securities. Municipal securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund invests in investment grade securities as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's Ratings Services (“S&P”) or Baa3 or better by Moody's Investors Service, Inc. (“Moody's”) at the time of purchase, or if unrated, determined to be of comparable quality by

4

MainStay Tax Advantaged Short Term Bond Fund

MacKay Shields LLC, the Fund's Subadvisor; and invests in commercial paper only if rated in the top two highest rating categories by an independent rating agency, such as A-1 to A-2 by S&P or Prime-1 to Prime-2 by Moody's at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: tax-exempt and taxable municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by U.S. and foreign corporate entities, foreign governments and agencies, and supranational organizations. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Subadvisor may invest in mortgage dollar rolls and to-be-announced (“TBA”) securities transactions.

Investment Process: The Subadvisor seeks to allocate investments across the tax-exempt and taxable fixed income markets based on the current economic environment, the level of absolute and relative yields, and their interest rate outlook. The allocation across the tax-exempt and taxable fixed income markets will be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to pass tax-exempt income through to Fund shareholders. While the Fund normally will seek to pass any tax-exempt income through to shareholders, there is no guarantee that the Fund will achieve this result.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, or relative yield and return expectations.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for

5

MainStay Tax Advantaged Short Term Bond Fund

purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll

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MainStay Tax Advantaged Short Term Bond Fund

transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes and differ only to the extent that those share classes and Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's calendar year performance. Sales loads (if any) are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Bloomberg Barclays 3-Year Municipal Bond Index as its primary benchmark. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years. The Fund has selected the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index as its secondary benchmark. The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. The past performance in the bar chart and table reflects the Fund's prior investment objective and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2007-2016)

Best Quarter
4Q/08	4.04%
Worst Quarter
2Q/08	-0.84%

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MainStay Tax Advantaged Short Term Bond Fund

As of June 30, 2017, the Class I shares of the Fund would have had a year-to-date return of 1.04%.

Average Annual Total Returns (for the periods ended December 31, 2016)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	0.73%	0.77%	2.28%
Return After Taxes on Distributions
Class I		0.64%	0.50%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		0.74%	0.55%	1.59%
Return Before Taxes
Class A	1/2/2004	-0.63%	-0.09%	1.70%
Investor Class	2/28/2008	-0.94%	-0.43%	0.66%
Bloomberg Barclays 3-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		0.08%	1.13%	2.71%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)		1.28%	0.92%	2.44%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Claude Athaide, Director	Since 2000
	John Loffredo, Executive Managing Director	Since 2015
	Robert DiMella, Executive Managing Director	Since 2015
	Michael Petty, Senior Managing Director	Since 2015
	David Dowden, Managing Director	Since 2015
	Scott Sprauer, Managing Director	Since 2015
	Frances Lewis, Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

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MainStay Tax Advantaged Short Term Bond Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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More About Investment Strategies and Risks

Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus. The fact that a particular risk is not identified as a prinicipal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase by the Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund’s investments or its overall portfolio.

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• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. The Fund may now be subject to heightened interest rate risk because the Federal Reserve has begun, and may continue, to raise interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn the Fund’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These changes may negatively impact the Fund and/or result in a change in its investment strategy.

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More About Investment Strategies and Risks

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Exchange-Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or the Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (the "1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

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Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate the Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund may purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

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Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Investments in Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Liquidity and Valuation Risk

The Fund's investments may include illiquid securities or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the

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time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in the Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Fund (or the Manager) may rely on various sources of information to value investments and calculate net asset values. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation, Market Timing and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Fund . The rule may negatively impact the Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to Fund strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Fund.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

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The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, the Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that the Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on the Fund.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund’s investments in these securities may be adversely affected.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

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Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Restricted Securities

The Fund's investments may include restricted securities. The principal risk of investing in restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Taxability Risk

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) the Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money

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if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Variable Rate Demand Obligations Risks

Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Fund may also invest or engage in, or be subject to, the following:

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies

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tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Investments by Large Shareholders

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Lending of Portfolio Securities

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Manager or the Subadvisor or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Money Market/Short-Term Securities Risk

To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the summary section and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. If the Fund has a high turnover rate (at or over 100%), it likely often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the

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Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investment Management LLC nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Other information about the Fund:

Investment Policies and Objectives

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategies section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it

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More About Investment Strategies and Risks

may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The MainStay Funds have adopted a policy to provide the Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy.

The Fund’s investment objective is non-fundamental and may be changed without shareholder vote.

The Fund may invest its net assets in ETFs whose underlying securities are similar to those in which the Fund may invest directly, and count such holdings toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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Shareholder Guide

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST

Generally, Class T shares are available only to investors who are investing through a third-party financial intermediary that has entered into an agreement with the Distributor authorizing the intermediary to sell Class T shares. Each Fund offers other classes of shares, which are described in a separate prospectus.  Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.

Consult a representative of your financial intermediary about the availability of Class T shares (and other classes of shares) of the Fund and the intermediary's policies, procedures and other information. The services provided (and the fees and sales charges received) by financial intermediaries may vary by category of financial intermediary, and the services provided by financial intermediaries in the same category may differ. Sales charges and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares they hold in your account.

The sales charge structure and policies or features of Class T shares may create a conflict of interest for financial intermediaries (and financial advisers) with respect to transactions in Class T shares of one or more MainStay Funds. Intermediaries (and financial advisers) may be financially incentivized to recommend or place orders for transactions in Class T shares because any purchase of Class T shares is subject to an initial sales charge which the intermediary (or financial adviser) receives as compensation.

Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge (which is the case for Class T shares), at the time you sell your shares as a contingent deferred sales charge (“CDSC”) and/or over time in the form of ongoing fees. Class T shares are not subject to a CDSC. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge and whether you are eligible for reduced or waived sales charges, if applicable. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. Each investor's personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge (if offered).

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." Certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower

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Shareholder Guide

over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs is:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees," and include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class T shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount available to purchase MainStay Fund shares.

Distribution and/or service (12b-1) fees and initial sales charges are each discussed in more detail in this Shareholder Guide. The following table provides a summary of the characteristics of Class T shares:

Class T

Initial sales charge	Yes
Initial sales charge waivers	None
Contingent deferred sales charge	None
Ongoing distribution and/or service (12b-1) fees	0.25%
Conversion feature	None
Purchase maximum	None

Class T Share Considerations

• Generally, Class T shares have a minimum initial investment amount of $2,500 per MainStay Fund. Class T share balances are examined Fund-by-Fund on a semi-annual basis. Please note that you may not aggregate holdings of Class T shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent.

• When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment in a single transaction in Class T shares of a Fund (see "Information on Sales Charges").

• Since some of your investment goes to pay an upfront sales charge when you purchase Class T shares, you will purchase fewer shares than you would with the same investment in other share classes with the exception of Class A and Investor Class shares (offered in a separate prospectus) at certain investment amounts.

• Unlike other share classes offered by the Funds, an initial sales charge applies to any purchase of Class T shares (other than reinvestment of dividends or capital gains).

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

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Shareholder Guide

Class T Shares

• $2,500 minimum initial investment with $50 minimum subsequent purchase amount requirement for any single MainStay Fund, although investment minimums may vary depending on the policies of the particular intermediary; or

• if through a systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class T shares. See the SAI for additional information.

INFORMATION ON SALES CHARGES

Class T Shares

When you invest in Class T shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that applies to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. Any applicable sales charge will be deducted directly from your investment. Typically, all of the sales charge will be paid to your financial intermediary firm as a concession. It is the responsibility of your financial intermediary to ensure you obtain the correct “breakpoint” discount. Other than these discounts, there are no reductions in the mutual sales charge applicable to Class T shares. Class T shares of MainStay Money Market Fund are not subject to a sales charge.

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.50%	2.56%	2.50%
$250,000 to $499,999	2.00%	2.04%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Class T 12b-1 plan typically provides for payment for distribution and/or service activities of up to 0.25% of the average daily net assets. For Class T shares, the Distributor begins to pay these fees to the financial intermediary immediately after purchase. Financial intermediaries may compensate their financial advisors with the distribution fees paid to them by the Distributor. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Shareholder Guide

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Class T shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6 shares) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares by their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund

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Shareholder Guide

over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Class T Shares

Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries. If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or Transfer Agent. You buy shares at NAV (plus any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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Shareholder Guide

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

Generally, there is no conversion between Class T and another class of a MainStay Fund.

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Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

• To purchase Class T shares, please contact your financial intermediary.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

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Shareholder Guide

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

• You may redeem Class T shares only through the financial intermediary through which you hold the shares, who may charge you a fee for processing a redemption.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions in kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

If you wish to transfer your Class T shares from one financial intermediary to another, you may be unable to do so if the other financial intermediary does not make Class T shares available to its customers. Please contact your financial intermediary for more information.

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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Shareholder Guide

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests.

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Shareholder Guide

Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

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Shareholder Guide

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services by contacting your financial adviser for instructions.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

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Shareholder Guide

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Class T shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchange privileges are not applicable to Class T shares. The MainStay Funds reserve the right to revise the exchange privilege consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

Selling shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Excessive Purchases and Redemptions

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if,

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Shareholder Guide

during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

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Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

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You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

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Shareholder Guide

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state

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municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

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Shareholder Guide

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

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Shareholder Guide

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

44

Shareholder Guide

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

45

Shareholder Guide

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

46

Know With Whom You Are Investing

WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, New York Life Investments and its affiliates managed approximately $528.4 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisor. The Manager oversees the services provided by the Subadvisor by performing due diligence, evaluating the performance of the Subadvisor and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisor.

The Manager also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. For the fiscal year ended April 30, 2017, the Fund paid the Manager a management fee (exclusive of any applicable waivers/reimbursements) of 0.45% for services performed as a percentage of the average daily net assets of the Fund.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for the Fund, please refer to the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2017.

The Manager is not responsible for records maintained by the Fund’s Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund, and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed, and expert discovery is ongoing.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments. This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information

47

Know With Whom You Are Investing

required by the Current Order within 90 days of hiring a new subadvisor. The Current Order supersedes a prior SEC exemptive order, which applied only to hiring and terminating, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. The Fund may not rely on any of the relief granted by the Current Order without first obtaining shareholder approval.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of June 30, 2017, MacKay Shields managed approximately $96.7 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Fund is available in the SAI.

Claude Athaide, PhD, CFA

Mr. Athaide became a portfolio manager of the MainStay Tax Advantaged Short Term Bond Fund in 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Mr. Athaide has over 17 years of investment experience. Mr. Athaide has been a Chartered Financial Analyst® (“CFA®”) charterholder since 2000.

Louis N. Cohen, CFA

Mr. Cohen has managed the MainStay Tax Advantaged Short Term Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

48

Know With Whom You Are Investing

Frances Lewis

Ms. Lewis has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. She joined MacKay Shields in July 2009 and is currently a Managing Director. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

OK.Y
Dan Roberts

Mr. Roberts has managed the MainStay Tax Advantaged Short Term Bond Fund since 2011. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

OK.Y
Scott Sprauer

Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

49

Financial Highlights

Since Class T shares of the Fund have no performance history as of the date of this Prospectus, the financial information in the tables below show the Fund’s financial performance for the periods indicated for certain other share classes of the Fund. Although the other share classes are not offered in this Prospectus, Class T shares would have similar performance because all of the classes of shares are invested in the same portfolio of securities and performance would differ only to the extent that Class T shares have different expenses.

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges).

The information has been audited by KPMG LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

50

Financial Highlights

MainStay MainStay Tax Advantaged Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class A	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.61	$ 9.54	$ 9.54	$ 9.59	$ 9.68	$ 9.69

Net investment income (loss) (a)	0.08	0.07	0.01	0.04	0.05	0.09
Net realized and unrealized gain (loss) on investments	(0.05)	0.06	0.01	(0.03)	(0.05)	0.02

Total from investment operations	0.03	0.13	0.02	0.01	—	0.11

Less dividends and distributions:
From net investment income	(0.08)	(0.06)	(0.01)	(0.04)	(0.05)	(0.08)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.08)	(0.06)	(0.02)	(0.06)	(0.09)	(0.12)

Net asset value at end of year	$ 9.56	$ 9.61	$ 9.54	$ 9.54	$ 9.59	$ 9.68

Total investment return (b)	0.27%	1.41%	0.27%	0.09%	0.04%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.69%	0.33%††	0.41%	0.57%	0.77%
Net expenses	0.80%	0.80%	0.86%††	0.86%	0.88%	0.93%
Expenses (before waiver/reimbursement)	0.84%	0.94%	1.24%††	1.07%	1.13%	1.10%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 147,029	$ 111,768	$ 18,908	$ 20,086	$ 24,657	$ 31,422

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Investor Class	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.64	$ 9.56	$ 9.57	$ 9.61	$ 9.71	$ 9.72

Net investment income (loss) (a)	0.04	0.03	(0.00)‡	0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.00 ‡	(0.02)	(0.06)	0.03

Total from investment operations	(0.01)	0.10	0.00 ‡	(0.01)	(0.04)	0.07

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.00)‡	(0.01)	(0.02)	(0.04)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.04)	(0.02)	(0.01)	(0.03)	(0.06)	(0.08)

Net asset value at end of year	$ 9.59	$ 9.64	$ 9.56	$ 9.57	$ 9.61	$ 9.71

Total investment return (b)	(0.09%)	1.06%	0.02%	(0.15%)	(0.41%)	0.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.30%	(0.03%)††	0.02%	0.22%	0.44%
Net expenses	1.17%	1.20%	1.22%††	1.24%	1.23%	1.27%
Expenses (before waiver/reimbursement)	1.22%	1.33%	1.60%††	1.45%	1.47%	1.44%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 3,639	$ 3,663	$ 3,552	$ 3,844	$ 3,965	$ 4,356

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

51

Financial Highlights

MainStay MainStay Tax Advantaged Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class I	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.61	$ 9.54	$ 9.54	$ 9.58	$ 9.68	$ 9.69

Net investment income (loss) (a)	0.10	0.09	0.03	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.01	(0.01)	(0.06)	0.03

Total from investment operations	0.05	0.16	0.04	0.04	0.02	0.13

Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.03)	(0.06)	(0.08)	(0.10)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.10)	(0.09)	(0.04)	(0.08)	(0.12)	(0.14)

Net asset value at end of year	$ 9.56	$ 9.61	$ 9.54	$ 9.54	$ 9.58	$ 9.68

Total investment return (b)	0.54%	1.66%	0.40%	0.45%	0.19%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	0.93%	0.56%††	0.66%	0.79%	1.03%
Net expenses	0.54%	0.55%	0.61%††	0.61%	0.63%	0.68%
Expenses (before waiver/reimbursement)	0.59%	0.68%	0.99%††	0.82%	0.88%	0.85%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 164,798	$ 211,369	$ 30,626	$ 43,509	$ 60,437	$ 51,509

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

52

No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Fund (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01tast-08/17

53

Prospectus for MainStay Absolute Return Multi-Strategy Fund
MainStay Funds®	August 28, 2017

	Class A	Investor Class	Class C	Class I	Class R6
Alternative
MainStay Absolute Return Multi-Strategy Fund	MSAKX	MSANX	MSHEX	MSNIX	MSNMX

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Absolute Return Multi-Strategy Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 38 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 89 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses
Other Expenses of the Cayman Subsidiary[3]	0.13%	0.13%	0.13%	0.13%	0.13%
Dividend Expenses and Broker Fees and Charges on Short Sales	0.98%	0.98%	0.98%	0.97%	0.97%
Remainder of Other Expenses	0.77%	1.04%	1.04%	0.79%	0.78%
Total Other Expenses	1.88%	2.15%	2.15%	1.89%	1.88%
Total Annual Fund Operating Expenses	3.38%	3.65%	4.40%	3.14%	3.13%
Waivers / Reimbursements[4]	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.59)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	2.78%	3.05%	3.80%	2.54%	2.54%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The Fund may invest a portion of its assets in a Cayman Subsidiary (defined below). The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investment Management LLC (“New York Life Investments”) for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place. The Fund’s Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not reflect certain waivers.

3. Other Expenses of the Cayman Subsidiary include the expenses (other than the management fee) borne by the Fund as the sole shareholder of the Cayman Subsidiary, including administrative, audit, custody and legal expenses.

4. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6 shares. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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MainStay Absolute Return Multi-Strategy Fund

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 816	$ 841	$ 382	$ 482	$ 257	$ 257
3 Years	$ 1,479	$ 1,554	$ 1,278	$ 1,278	$ 913	$ 911
5 Years	$ 2,165	$ 2,286	$ 2,185	$ 2,185	$ 1,593	$ 1,589
10 Years	$ 3,977	$ 4,205	$ 4,500	$ 4,500	$ 3,407	$ 3,398
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 168% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Fund’s Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each investment strategy and Subadvisor. The selection of a Subadvisor by the Manager is subject to the approval of the Fund’s Board of Trustees. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Fund’s assets by employing a variety of non-traditional investment strategies. The Fund employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Fund’s absolute return investment approach seeks to provide positive returns over a complete market cycle. However, the Fund’s returns may be negative during certain periods within or over a complete market cycle. Generally, a complete market cycle is deemed to be a period of material increase in the financial and economic markets and a period of material decline in the financial and economic markets.

Each Subadvisor is responsible for the day-to-day management of the Fund’s assets allocated to the Subadvisor by the Manager. In making allocation decisions among strategies or Subadvisors, the Manager may consider a variety of qualitative and quantitative factors, including investment style and historical performance, as well as various characteristics of a strategy’s or a Subadvisor's expected investment portfolio. The Manager may also manage a portion of the Fund’s assets directly. The Manager may at any time and in its sole discretion (without prior notice to shareholders) adjust the allocation of the Fund’s assets among the investment strategies and Subadvisors to varying degrees, including reducing the Fund’s exposure to any strategy or Subadvisor to zero. Under normal market conditions, the Manager will not allocate more than 20% of the Fund’s assets to any one strategy with each Subadvisor. In the future, the Manager may determine to allocate the Fund’s assets to additional strategies not currently summarized below.

Investment Process: The Fund seeks low correlation to traditional equity and fixed-income indices and lower volatility than traditional equity indices by utilizing a combination of different non-traditional or alternative investment strategies. The Manager currently targets an annualized volatility level of less than 6% (as measured by the standard deviation of the Fund's returns) over the long term. However, over short- or long-term periods, the Fund's volatility may materially exceed its target volatility and the Fund’s performance may have a high correlation with traditional equity and fixed-income indices. The Manager seeks to substantially reduce the risks associated with concentration (i.e., the individual risk contribution from any one strategy or Subadvisor) and drawdown (i.e., the decrease in value of investments from their peak) by diversifying the Fund’s assets across multiple strategies and Subadvisors.

Pursuant to its various strategies, the Fund may invest in a broad range of asset classes and instruments, including, but not limited to, equity securities, depositary receipts, fixed-income instruments, commodities, currencies, mortgage-backed and asset-backed securities, and convertible securities. The Fund may invest without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating. The Fund may also invest in derivatives, such as futures, forwards, options and swaps (including, for example, credit default, index, total return, interest rate and currency swaps), to try to enhance returns and/or reduce the risk of loss, including losses due to fluctuation in currency exchange rates by hedging certain of its holdings. As a result of the Fund’s use of derivatives, the Fund may have economic leverage and hold a significant amount of related U.S. Treasuries or short-term investments, including money market funds and cash deposits. In addition, the Fund may invest in pooled investment vehicles, including affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds.

The Fund may take long and/or short positions in a wide range of asset classes, including equity securities and fixed-income instruments, among others. When taking a short position, the Fund may sell an instrument that it does not own and then borrow the instrument to meet its settlement obligations. The Fund may also take short positions in futures, forwards, options or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will benefit if the value of the

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instrument increases. A portion of the Fund’s assets (no more than 15% at the time of purchase) may be invested in illiquid securities (i.e., holdings that the Fund may not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The Fund currently pursues the following principal investment strategies:

Equity Market Neutral: This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage: This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures: This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”): This strategy seeks to deliver both current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources (“Energy Companies”). The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps and related options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy: This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation: This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies: The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to

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the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

The Manager may allocate the Fund’s assets among the following Subadvisors:

Subadvisor	Strategy
Candriam France S.A.S.	Risk Arbitrage, Credit Long/Short or Non-Traditional Fixed-Income, Managed Futures, Global Macro
Cornerstone Capital Management Holdings LLC	Equity Market Neutral
Cushing® Asset Management, LP	Master Limited Partnerships (“MLPs”) and Other Energy Companies
MacKay Shields LLC	Credit Long/Short or Non-Traditional Fixed-Income

In order to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), the Fund intends to gain exposure to the commodities market primarily through investing a portion of the Fund’s assets (up to 25% in the aggregate) in the equity securities of one or more Cayman Subsidiaries, which have the same investment objective as the Fund. In pursuing its investment objective, each Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. The Manager will advise each Cayman Subsidiary and may retain one or more Subadvisors to manage the assets of each Cayman Subsidiary. Although each Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and each Cayman Subsidiary are not necessarily identical. Initially, the Fund intends to invest in one Cayman Subsidiary but retains the right to invest in additional Cayman Subsidiaries in the future.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Multi-Manager Risk: The Fund’s performance relies on the skill of the Manager in selecting and monitoring the Subadvisors. The Fund’s performance also is dependent upon the Manager’s skill in determining strategic allocations of the Fund’s assets among the Subadvisors and the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

The Subadvisors may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Fund to achieve its objective. The quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain errors in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in

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MainStay Absolute Return Multi-Strategy Fund

part, a Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In

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MainStay Absolute Return Multi-Strategy Fund

such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when a Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

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MainStay Absolute Return Multi-Strategy Fund

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither make swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Tax Risk: The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

With respect to Fund investments in MLPs qualifying as QPTPs for U.S. federal income tax purposes, QPTPs are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to incur U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

Among the requirements the Fund must satisfy in order to qualify as a regulated investment company, it must derive at least 90% of its gross income each taxable year from “qualifying gross income,” which is described in greater detail in the Fund’s Statement of Additional Information. Gross income from commodities and certain commodity-linked derivative instruments generally will not be considered qualifying gross income of a regulated investment company. The Fund’s investment in the Cayman Subsidiary is intended to provide the Fund with exposure to the commodity markets within the limitations prescribed in Subchapter M of the Internal Revenue Code.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to registered investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers.

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investments should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. Nevertheless, changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as

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MainStay Absolute Return Multi-Strategy Fund

described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Subsidiary Risk: By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with such Cayman Subsidiary’s investments. Each Cayman Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or each Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Event-Driven Arbitrage Risk: The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Master Limited Partnerships and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, fluctuations in the prices of commodities (such as natural gas, natural gas liquids and crude oil), a significant decrease in the production of natural gas, crude oil, or other energy commodities, or a sustained decline in demand for energy commodities. In addition, Energy Companies are subject to risks associated with environmental costs and liabilities, regulatory changes and enforcement proceedings, and extreme weather conditions, among other risks particular to their specific business. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund may invest. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will

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MainStay Absolute Return Multi-Strategy Fund

not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Risk Management Techniques Risk: Although the Fund may employ various hedging and risk management techniques, there is no assurance that the Fund will engage in hedging transactions or risk management techniques at any one time, including during volatile market conditions. There also is no assurance that any hedging transactions or risk management techniques will be successful or that the Fund will be able to hedge fully or perfectly against any risk.

Leverage Risk: To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's calendar year performance. Sales loads (if any) are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the HFRX Absolute Return Index as its primary benchmark. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The Fund has selected the S&P 500® Index as its secondary benchmark index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 18, 2015. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016)

Best Quarter
4Q/16	2.08%
Worst Quarter
2Q/16	0.40%

As of June 30, 2017, the Class I shares of the Fund would have had a year to date return of -1.98%.

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MainStay Absolute Return Multi-Strategy Fund

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception	1 Year	Since
			Inception
Return Before Taxes
Class I	6/18/2015	4.14%	2.14%
Return After Taxes on Distributions
Class I		3.41%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.40%	1.43%
Return Before Taxes
Class A	6/18/2015	-1.70%	-1.68%
Investor Class	6/18/2015	-2.02%	-1.96%
Class C	6/18/2015	1.82%	0.90%
HFRX Absolute Return Index (reflects no deductions for fees, expenses, or taxes)		0.31%	0.48%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		11.96%	5.83%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cushing Asset Management, LP and MacKay Shields LLC all serve as Subadvisors.

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MainStay Absolute Return Multi-Strategy Fund

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae Yoon, Senior Managing Director	Since 2015
	Jonathan Swaney, Managing Director	Since 2015
	Poul Kristensen, Managing Director	Since 2015
	Amit Soni, Director	Since 2015
Candriam France S.A.S.	Steeve Brument, Head of Systematic Funds	Since 2015
	Roland Juhel, Senior Portfolio Manager	Since 2015
	Johann Mauchand, Portfolio Manager	Since 2015
	Edouard Petitcollot, Senior Portfolio Manager	Since 2015
	Olivier Baccam, Senior Portfolio Manager	Since 2015
	Philippe Noyard, Head of High Yield & Credit Arbitrage Management	Since 2015
	Patrick Zeenni, Deputy Head of High Yield & Credit Arbitrage Management	Since 2015
	Nicolas Jullien, Senior Portfolio Manager	Since 2015
	Charles de Courcel, Head of Quantitative Global Macro Management	Since 2016
	Michel Le Bras, Senior Portfolio Manager	Since 2016
	Myriam Guervin, Senior Global Macro Fund Manager	Since 2016
	Thomas Joret, Portfolio Manager	Since August 2017
	Tristan Abet, Senior Portfolio Manager	Since August 2017
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since 2015
	Mona Patni, Vice President	Since 2016
	Rui Tang, Vice President	Since August 2017
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner	Since 2015
	Libby F. Toudouze, Portfolio Manager	Since 2015
	John Musgrave, Portfolio Manager	Since 2015
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2015
	Louis N. Cohen, Senior Managing Director	Since 2015
	Michael Kimble, Senior Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or

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MainStay Absolute Return Multi-Strategy Fund

investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

To Statutory Prospectus To Statement of Additional Information

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More About Investment Strategies and Risks

Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus. The fact that a particular risk is not identified as a prinicipal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currencies

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. One or more Subadvisors may seek to reduce currency risk by hedging all or part of the Fund’s exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk. Currency rates may fluctuate significantly over short

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More About Investment Strategies and Risks

periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund’s investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. The Fund may now be subject to heightened interest rate risk because the Federal Reserve has begun, and may continue, to raise interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

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More About Investment Strategies and Risks

Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or a Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These changes may negatively impact the Fund and/or result in a change in its investment strategy.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

The Fund may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (the "1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all

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ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or Subadvisors to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate the Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund may purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.  The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

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Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and Non-Voting Depository Receipts (“NVDRs”)

To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs, EDRs and NVDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Growth Stocks

The Fund may invest in equity securities of companies that the portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody's, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price

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swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Illiquid and Restricted Securities

The Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Fund's portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

The Fund's investments may include illiquid securities or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial

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conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in the Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Fund (or the Manager) may rely on various sources of information to value investments and calculate net asset values. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation, Market Timing and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Fund. The rule may negatively impact the Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to Fund strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Fund.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Market Capitalization Risk

To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and

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may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of the Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or a Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund’s investments in these securities may be adversely affected.

MLPs and Other Natural Resources Sector Companies

The Fund invests in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A downturn in this sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including, but not limited to (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

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MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses.

The anticipated benefits to be derived from the Fund’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses.

A change in current tax law, or a change in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to entity level U.S. federal income tax (as well as state and local tax) on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP in which the Fund invests were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP and lower income earned by the Fund.

To the extent a distribution received by the Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require the Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or other natural resource sector companies in which the Fund invests. Any such changes could negatively impact the Fund’s shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Fund’s ownership interest. The value of a MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Fund’s returns.

Multiple Manager Risk

The Fund's assets are managed by multiple Subadvisors. The Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Fund. One or more Subadvisors to the Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political

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subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Investments in Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investment Management LLC nor a Subadvisor can

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predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Russian Securities

Investments in securities of Russian issuers may involve greater risks than those typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The imposition of, or threat of the imposition of, sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the Russian Ruble or other adverse consequences to the Russian economy. In addition, sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These events could have a negative effect on the performance of the Fund. The value of the Russian Ruble may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble.

Short Selling

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Subsidiary Risk

By investing in a portion of its assets in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary, which is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related

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instruments and other investments. The Cayman Subsidiaries will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Cayman Subsidiaries are subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Cayman Subsidiaries may invest without limitation, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments. There can be no assurance that the investment objective of a Cayman Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or a Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. The Fund and the Subsidiary will enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The Fund and Subsidiary’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and the Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

The Fund's investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

With respect to Fund investments in MLPs qualifying as qualified publicly traded partnerships, as partnerships for U.S. federal income tax purposes, MLPs generally are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

With respect to Fund's investments in the Cayman Subsidiary, the IRS has issued private letter rulings to regulated investment companies (but not to the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers.

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During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund's income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investment in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investment should constitute qualifying gross income of a regulated investment company. However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from its investment in the Cayman Subsidiary is not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund would fail to qualify as a regulated investment company if over 10% of its gross income in respect of any taxable year was derived from such investment. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Moreover, changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Value Stocks

The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities a Subadvisor believes are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Subadvisor believes is their full value or that they may go down in value. If a Subadvisor's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that a Subadvisor anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Fund may also invest or engage in, or be subject to, the following:

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to

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the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Initial Public Offerings ("IPOs")

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investments by Large Shareholders

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Lending of Portfolio Securities

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The Fund may engage in active and frequent trading of portfolio holdings to pursue its investment objective. The Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the summary section and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. If the Fund has a high turnover rate (at or over 100%), it likely often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Rights and Warrants

To the extent that the Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) the Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

Other information about the Fund:

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investment Policies and Objectives

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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Shareholder Guide

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

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Shareholder Guide

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below

4. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

5. 18 months or less with respect to MainStay Short Duration High Yield Fund.

6. 0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

7. 0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

8. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

9. Does not apply to purchases by certain retirement plans.

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Shareholder Guide

10. $250,000 or more for MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

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Shareholder Guide

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

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Shareholder Guide

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing or retired MainStay Funds Board Member, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may only invest in Class I shares.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

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Shareholder Guide

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, only certain retirement accounts may invest in Class R6 shares. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement. The following are examples of eligible retirement accounts provided that in each case the plan trades on an omnibus level:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

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Shareholder Guide

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Board Members, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at mainstayinvestments.com/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Cornerstone Growth Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund and MainStay U.S. Equity Opportunities Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

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2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except

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Shareholder Guide

under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at mainstayinvestments.com/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

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Shareholder Guide

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Funds’ Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

In addition, Class A share purchases and Investor Class share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions) (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

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Shareholder Guide

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase Fund shares. The Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at mainstayinvestments.com/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

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Shareholder Guide

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Shareholder Guide

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the Fund’s shares.

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Shareholder Guide

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets

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Shareholder Guide

Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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Shareholder Guide

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions in kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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Shareholder Guide

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests.

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Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (i) those shares haven't been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

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Shareholder Guide

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

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3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay High Yield Municipal Bond Fund
MainStay Balanced Fund	MainStay Income Builder Fund
MainStay California Tax Free Opportunities Fund*	MainStay Indexed Bond Fund
MainStay Common Stock Fund	MainStay International Equity Fund
MainStay Conservative Allocation Fund	MainStay International Opportunities Fund
MainStay Convertible Fund	MainStay Large Cap Growth Fund
MainStay Cornerstone Growth Fund	MainStay MAP Equity Fund
MainStay Cushing Energy Income Fund	MainStay Moderate Allocation Fund
MainStay Cushing MLP Premier Fund	MainStay Moderate Growth Allocation Fund
MainStay Cushing Renaissance Advantage Fund	MainStay Money Market Fund
MainStay Emerging Markets Debt Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Emerging Markets Equity Fund	MainStay Retirement 2010 Fund
MainStay Epoch Capital Growth Fund	MainStay Retirement 2020 Fund
MainStay Epoch Global Choice Fund	MainStay Retirement 2030 Fund
MainStay Epoch Global Equity Yield Fund	MainStay Retirement 2040 Fund
MainStay Epoch International Choice Fund	MainStay Retirement 2050 Fund
MainStay Epoch International Small Cap Fund	MainStay Retirement 2060 Fund
MainStay Epoch U.S. All Cap Fund	MainStay S&P 500 Index Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay Short Duration High Yield Fund
MainStay Epoch U.S. Small Cap Fund	MainStay Tax Advantaged Short Term Bond Fund
MainStay Floating Rate Fund	MainStay Tax Free Bond Fund
MainStay Government Fund	MainStay Total Return Bond Fund

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MainStay Growth Allocation Fund	MainStay Unconstrained Bond Fund
MainStay High Yield Corporate Bond Fund	MainStay U.S. Equity Opportunities Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does

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not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

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The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

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We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

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If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

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• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain

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qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

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Shareholder Guide

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier

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Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

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Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, New York Life Investments and its affiliates managed approximately $528.4 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. For the fiscal year ended April 30, 2017, the Fund paid the Manager a management fee of 1.25% (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreements for the Fund, please refer to the Fund's Semi Annual and Annual Reports for the fiscal periods ended October 31, 2016 and April 30, 2017, respectively.

The Manager is not responsible for records maintained by the Fund’s Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund, and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed, and expert discovery is ongoing.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments.

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This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor. The sole initial shareholder of the Fund has approved the operation of the Fund under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including the manner contemplated by the Current Order. Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, each Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each Subadvisor. In addition, the Manager provides day-to-day portfolio management for a portion of the Fund’s assets directly. As a result, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, the Manager will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

Candriam France S.A.S. (“Candriam France”) is located at 40, rue Washington, F-75008, Paris France. Candriam France is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of June 30, 2017, Candriam France managed approximately $11.21 billion in assets.

Cornerstone Capital Management Holdings LLC ("Cornerstone Holdings") is located at 1180 Avenue of the Americas, New York, New York 10036. Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, Cornerstone Holdings managed approximately $14.73 billion in assets.

Cushing® Asset Management, LP ("Cushing") is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of June 30, 2017, Cushing managed approximately $3.5 billion in assets.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of June 30, 2017, MacKay Shields managed approximately $96.7 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Fund is available in the SAI.

Tristan Abet

Mr. Abet has managed a portion of the Fund’s assets since August 2017. He has been a Global Macro Fund Manager at Candriam France since 2016. Mr. Abet started his career in 1999 at Dexia-BIL Luxembourg as an equity analyst. He joined Barclays Wealth Management in 2001 and worked later as a strategist and member of the investment committee. In 2005, Mr. Abet moved to the sell side, spending 6 years at CA Cheuvreux as deputy Head of Economics & Strategy and Head of the quantitative research applied to European equities. He left CA Cheuvreux in 2011 to found Openmind AM, an asset management boutique, and manage a long/short equity fund. In 2013, Mr. Abet joined Louis Capital Markets as Head of Economics&Strategy. Tristan holds four Master’s degrees in the field of macroeconomics and finance from Iéseg, Lille University, ESCP Europe and ENSAE Paris Tech.

Olivier Baccam

Mr. Baccam has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2005 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2009. Mr. Baccam has Bachelor’s and Master’s Degrees in computer science from Paris VI Pierre & Marie Curie University and a Master’s in company and financial management from Ecole Superieure de Gestion.

Steeve Brument

Mr. Brument has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2001 and has been head of systematic funds at Candriam France since 2007. Mr. Brument holds a Master from the Ecole Supérieure de Gestion-Finance in Paris.

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Louis N. Cohen, CFA

Mr. Cohen has managed a portion of the Fund’s assets since inception. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Charles de Courcel

Mr. de Courcel has managed a portion of the Fund’s assets since 2016. He has headed the Quantitative Global Macro strategy of Candriam since 2008. He began his career in 1998 as a Consultant Engineer and has been developing tools for managing portfolios based on behavioral finance and technical analysis since 2002. In 2005, he became a Fund Manager in Fixed Income and then Equities for Credit Agricole / BFT Gestion. In 2008, he joined Candriam to develop the Quantitative Global Macro strategy. Mr. de Courcel has engineering degrees from the Ecole Polytechnique in France and from the Ecole Nationale Supérieure Telecom in Paris.

Myriam Guervin

Ms. Guervin has managed a portion of the Fund’s assets since 2016. She has been a Global Macro Hedge Fund Manager at Candriam since 2008. She has been with Candriam all of her career, joining the firm in 1996 as a Risk Manager and moving into internal control a year later. In 1998, she became a Structured Fund Manager, and in 2001 an Opportunistic Fund Manager. Ms. Guervin assumed her current role in 2008. She holds a Master’s Degree in Management and Financial Markets from the University of Paris Panthéon-Sorbonne.

Thomas Joret

Mr. Joret has managed a portion of the Fund’s assets since August 2017. He has been a high yield & credit arbitrage quantitative analyst at Candriam France since 2013. In 2016, Mr. Joret was promoted to Fund Manager of the Global High Yield strategy. He began his career as a high yield fund manager assistant at Candriam France in 2011. In 2013, Mr. Joret joined Amundi as a fund manager assistant and returned to Candriam France later that year to assume his current responsibilities. He has a Bachelor’s degree in management & economics and a Master’s in banking & finance, both from the University of Paris Dauphine.

Roland Juhel

Mr. Juhel has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2001 and has been a systematic fund manager at Candriam France since 2006. He has an engineering degree from the Hautes Etudes d’Ingénieur school in France and an engineering diploma from SUPELEC, also in France.

Nicolas Jullien, CFA

Mr. Jullien has managed a portion of the Fund’s assets since inception. He has been a senior fund manager of high yield and credit arbitrage team at Candriam France since 2013, in France. He began his career at Candriam France in 2007 as a fund manager for the same team. Mr. Jullien received an actuarial education at ISFA (Institute of Financial Sciences and Assurances) and completed his Master’s Degree in Actuarial & Financial Sciences from University Claude Bernard Lyon in 2007. He has been a CFA® charterholder since 2012.

Michael Kimble, CFA

Mr. Kimble has managed a portion of the Fund’s assets since inception. He joined MacKay Shields in 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. Mr. Kimble is also a CFA® charterholder.

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Poul Kristensen, CFA

Mr. Kristensen has managed the Fund since inception. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. Mr. Kristensen focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Michel Le Bras

Mr. Le Bras has managed a portion of the Fund’s assets since 2016. He has been a global macro hedge fund manager at Candriam since 2011. He began his career in 1986 as a Treasurer and Proprietary Trader on Interest Rates and Forex for Caisse de Gestion Mobilière, and in 1995 moved to the Compagnie Parisienne de Réescompte as a Proprietary Trader on Interest Rates, FX and Equities. In 2004, he founded his own asset management company and managed a Discretionary Global Macro Hedge Fund. In December 2010, he joined Candriam to develop this global macro approach. Mr. Le Bras holds a Master’s Degree in Finance from the University of Paris Dauphine.

Johann Mauchand

Mr. Mauchand has managed a portion of the Fund’s assets since inception. He has been a systematic fund manager at Candriam France since 2013. Mr. Mauchand began his career as a statistical arbitrage analyst at HSBC in 2005, joining Candriam France a year later as a quantitative alternative management analyst. He took up his current role in 2013. Mr. Mauchand has Masters’ Degrees in mathematics from the University of Dijon in France and in financial engineering from the University of Evry in France.

John Musgrave

Mr. Musgrave has managed a portion of the Fund’s assets since inception. He joined Cushing in 2007 and currently serves as the Firm’s Co-Chief Investment Officer and as a Portfolio Manager. Mr. Musgrave has prior experience as an investment banking research analyst covering natural resources companies. Mr. Musgrave received his BBA in Finance from Texas A&M University.

Philippe Noyard

Mr. Noyard has managed a portion of the Fund’s assets since inception. He joined Candriam France in 1987 and has been head of high yield & credit arbitrage management at Candriam France since 2009. Mr. Noyard is also a voting member of Candriam France’s Credit Risk Committee. Mr. Noyard was appointed head of high yield management in 1999, and head of high yield & credit arbitrage management and a member of our Credit Risk Committee in 2009. He has Master’s Degrees in economics and finance and in finance and wealth management from the University of Economy in Clermont-Ferrand in France.

Mona Patni

Ms. Patni has managed a portion of the Fund’s assets since 2016. She is a Vice President and Portfolio Manager for Cornerstone Holdings and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay.

Edouard Petitcollot

Mr. Petitcollot has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2003 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2005. In 2005, he moved to BNP Paribas as a fund analyst, before returning to Candriam France later that year as a risk arbitrage portfolio manager. Mr. Petitcollot has a degree in economics and management from the University of Paris II Panthéon-Assas and a Master’s in asset management from the University of Paris-Dauphine.

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Dan Roberts, PhD

Mr. Roberts has managed a portion of the Fund’s assets since inception. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Amit Soni, CFA

Mr. Soni has managed the Fund since inception. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Jonathan Swaney

Mr. Swaney has managed the Fund since inception. He is currently a Managing Director in the Strategic Asset Allocation & Solutions Group. Mr. Swaney has been an employee of New York Life Investments or its affiliates since 1997. He earned his BA in Political Science from The College of William & Mary.

Jerry V. Swank

Mr. Swank has managed a portion of the Fund’s assets since inception. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Managing Partner and Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit (“Herold”)). Prior to joining Herold, Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Energy & Income Fund, The Cushing® Renaissance Fund and The Cushing® MLP Infrastructure Funds.

Rui Tang, CFA

Mr. Tang has managed a portion of the Fund’s assets since August 2017. He joined Cornerstone in 2017 as a Portfolio Manager & Senior Analyst and is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

Libby F. Toudouze

Ms. Toudouze has managed a portion of the Fund’s assets since inception. She joined Cushing in 2005 and is currently a Portfolio Manager. She has extensive investment management experience including prior roles as an analyst, trader and portfolio manager. Ms. Toudouze earned her BBA and her MBA from Southern Methodist University.

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Andrew Ver Planck, CFA

Mr. Ver Planck has managed a portion of the Fund’s assets since inception. He is Senior Vice President of Cornerstone Capital Management Holdings, and Chief Investment Officer and Lead Portfolio Manager of the Global Systematic Equity Team. He has been with the firm or its predecessors since 2005. He leads the Global Systematic Equity research team and is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Jae Yoon, CFA

Mr. Yoon has managed the Fund since inception. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields LLC as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and leads the Strategic Asset Allocation & Solutions Group. He is also Chief Investment Officer of New York Life Investments. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Patrick Zeenni

Mr. Zeenni has managed a portion of the Fund’s assets since inception. He joined Candriam France in 2003 and has been deputy head of high yield & credit arbitrage management at Candriam France since 2011. Mr. Zeenni has Master’s Degrees in finance and in financial markets from Paris Dauphine University. He has been a CFA® charterholder since 2010.

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RELATED PERFORMANCE

In addition to acting as investment adviser to the MainStay Absolute Return Multi-Strategy Fund, the Manager acts as investment adviser to the MainStay VP Absolute Return Multi-Strategy Portfolio (“Related Fund”), which employs a commodity strategy and is managed in substantially the same style as the Fund. The following table shows the historical performance of the Related Fund, which has investment objectives, policies, and strategies that are substantially the same as those of the Fund.

The performance of the Related Fund does not represent the performance of the Fund, and you should not consider the performance of the Related Fund as indicative of the future performance of the Fund. Although the Related Fund is managed in substantially the same style as the Fund and their investment objectives, policies, strategies and risks are substantially the same, the performance of the Fund may be greater or less than the performance of the Related Fund due to, among other things, the number of holdings in and composition of the Fund’s investment portfolio, as well as the asset size and cash flow differences between the Fund and the Related Fund. The fees and expenses of the Related Fund are different than those of MainStay Absolute Return Multi-Strategy Fund. If the fees and expenses of MainStay Absolute Return Multi-Strategy Fund were used, the performance numbers shown in the table below would have been different.

Annual Total Returns of the Related Fund

The following table sets forth the performance of each class of the Related Fund, calculated net of actual fees and expenses. Performance figures for the Related Fund reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The table shows how the average annual total returns of the Related Fund compare with those of the Related Fund’s broad-based securities-market index, which has investment characteristics similar to those of the Related Fund. Please note that the performance of each class of the Related Fund does not represent the performance of the Fund.

Average Annual Total Returns for period ended June 30, 2017

	1 Year	Since Inception (5/1/13)[1]
Related Fund
Initial Class	1.17%	0.72%
Service Class	0.89%	0.43%
Comparative Benchmark (reflect no deduction for fees, expenses, or taxes)
HFRX Absolute Return Index	1.93%	1.40%

1. The Related Fund commenced operations on May 1, 2013. Effective January 15, 2016, the Related Fund replaced its subadvisor. Effective January 19, 2016, the Related Fund revised its principal investment strategies to be the same as the Fund. Therefore, performance information for the Related Fund does not include performance information for any period prior to January 19, 2016 during which the Related Fund pursued substantially different principal investment strategies.

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Financial Highlights

Since Class R6 shares of the Fund have no performance history as of the date of this Prospectus, the financial information in the tables below show the Fund’s financial performance for the periods indicated for certain other share classes of the Fund. Class R6 shares would have similar performance because all of the classes of shares are invested in the same portfolio of securities and performance would differ only to the extent that Class R6 shares have different expenses.

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges).

The information has been audited by KPMG LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

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Financial Highlights

MainStay Absolute Return Multi-Strategy Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class A	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.92	$ 10.00

Net investment income (loss) (a)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.25	(0.05)

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.16)	(0.03)

Net asset value at end of period	$ 10.01	$ 9.92

Total investment return (b)	2.48%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.22%)	(0.97%)††
Net expenses (excluding short sale expenses)	1.80%	1.80% ††
Expenses (before waiver/reimbursement)	3.53%	3.64% ††
Short sale expenses	0.98%	0.88% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 5,462	$ 3,638

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

Investor Class	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.90	$ 10.00

Net investment income (loss) (a)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.22	(0.07)

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.14)	(0.03)

Net asset value at end of period	$ 9.98	$ 9.90

Total investment return (b)	2.24%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.49%)	(1.18%)††
Net expenses (excluding short sale expenses)	2.07%	1.95% ††
Expenses (before waiver/reimbursement)	3.80%	3.82% ††
Short sale expenses	0.98%	0.92% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period(in 000’s)	$ 1,256	$ 748

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

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Financial Highlights

MainStay Absolute Return Multi-Strategy Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class C	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.83	$ 10.00

Net investment income (loss) (a)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	0.29	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.14	(0.14)

Less dividends and distributions
From net investment income	(0.10)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.10)	(0.03)

Net asset value at end of period	$ 9.87	$ 9.83

Total investment return (b)	1.38%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(2.25%)	(1.95%)††
Net expenses (excluding short sale expenses)	2.82%	2.70% ††
Expenses (before waiver/reimbursement)	4.55%	4.54% ††
Short sale expenses	0.98%	0.89% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 766	$ 299

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

Class I	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$ 9.93	$ 10.00

Net investment income (loss) (a)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.27	(0.04)

Less dividends and distributions:
From net investment income	(0.18)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.18)	(0.03)

Net asset value at end of period	$ 10.02	$ 9.93

Total investment return (b)	2.80%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99%)	(0.78%)††
Net expenses (excluding short sale expenses)	1.57%	1.55% ††
Expenses (before waiver/reimbursement)	3.30%	3.36% ††
Short sale expenses	0.97%	0.85% ††
Portfolio turnover rate	168%	164% (c)
Net assets at end of period (in 000’s)	$ 128,171	$ 105,112

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Portfolio turnover rate is not annualized.

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Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

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CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Fund (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01armR6-08/17

Prospectus for MainStay Tax Advantaged Short Term Bond Fund
MainStay Funds®	August 28, 2017

	Class A	Investor Class	Class I	Class R6
Municipal/Tax Advantaged Bond
MainStay Tax Advantaged Short Term Bond Fund	MSTAX	MYTBX	MSTIX	MSTEX

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Tax Advantaged Short Term Bond Fund

Investment Objective

The Fund seeks after tax total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 29 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 89 of the Statement of Additional Information.

	Class A	Investor Class	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	0.14%	0.52%	0.14%	0.09%
Total Annual Fund Operating Expenses	0.84%	1.22%	0.59%	0.54%
Waivers / Reimbursements[2]	(0.04)%	(0.04)%	(0.09)%	(0.04)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.18%	0.50%	0.50%

1.  A contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 0.80%; and Class I, 0.50%. New York Life Investments will apply an equivalent waiver or reimbursement based on Class A, in an equal number of basis points to Investor Class. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I	Class R6
Class
1 Year	$ 181	$ 219	$ 51	$ 51
3 Years	$ 361	$ 479	$ 180	$ 169
5 Years	$ 557	$ 760	$ 320	$ 298
10 Years	$ 1,123	$ 1,559	$ 729	$ 673
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

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MainStay Tax Advantaged Short Term Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. Under normal circumstances, the Fund will invest at least 50% of its total assets in tax-exempt municipal securities. Municipal securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund invests in investment grade securities as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's Ratings Services (“S&P”) or Baa3 or better by Moody's Investors Service, Inc. (“Moody's”) at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor; and invests in commercial paper only if rated in the top two highest rating categories by an independent rating agency, such as A-1 to A-2 by S&P or Prime-1 to Prime-2 by Moody's at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: tax-exempt and taxable municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by U.S. and foreign corporate entities, foreign governments and agencies, and supranational organizations. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Subadvisor may invest in mortgage dollar rolls and to-be-announced (“TBA”) securities transactions.

Investment Process: The Subadvisor seeks to allocate investments across the tax-exempt and taxable fixed income markets based on the current economic environment, the level of absolute and relative yields, and their interest rate outlook. The allocation across the tax-exempt and taxable fixed income markets will be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to pass tax-exempt income through to Fund shareholders. While the Fund normally will seek to pass any tax-exempt income through to shareholders, there is no guarantee that the Fund will achieve this result.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, or relative yield and return expectations.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

5

MainStay Tax Advantaged Short Term Bond Fund

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected.

6

MainStay Tax Advantaged Short Term Bond Fund

Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's calendar year performance. Sales loads (if any) are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Bloomberg Barclays 3-Year Municipal Bond Index as its primary benchmark. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years. The Fund has selected the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index as its secondary benchmark. The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. The past performance in the bar chart and table reflects the Fund's prior investment objective and principal investment strategies.

7

MainStay Tax Advantaged Short Term Bond Fund

Annual Returns, Class I Shares

(by calendar year 2007-2016)

Best Quarter
4Q/08	4.04%
Worst Quarter
2Q/08	-0.84%

As of June 30, 2017, the Class I shares of the Fund would have had a year-to-date return of 1.04%.

Average Annual Total Returns (for the periods ended December 31, 2016)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	0.73%	0.77%	2.28%
Return After Taxes on Distributions
Class I		0.64%	0.50%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		0.74%	0.55%	1.59%
Return Before Taxes
Class A	1/2/2004	-0.63%	-0.09%	1.70%
Investor Class	2/28/2008	-0.94%	-0.43%	0.66%
Bloomberg Barclays 3-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		0.08%	1.13%	2.71%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)		1.28%	0.92%	2.44%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

8

MainStay Tax Advantaged Short Term Bond Fund

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Claude Athaide, Director	Since 2000
	John Loffredo, Executive Managing Director	Since 2015
	Robert DiMella, Executive Managing Director	Since 2015
	Michael Petty, Senior Managing Director	Since 2015
	David Dowden, Managing Director	Since 2015
	Scott Sprauer, Managing Director	Since 2015
	Frances Lewis, Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

9

More About Investment Strategies and Risks

Information about the Fund's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus. The fact that a particular risk is not identified as a prinicipal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase by the Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund’s investments or its overall portfolio.

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• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. The Fund may now be subject to heightened interest rate risk because the Federal Reserve has begun, and may continue, to raise interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn the Fund’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Fund may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), the Fund must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These changes may negatively impact the Fund and/or result in a change in its investment strategy.

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Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Exchange-Traded Funds (“ETFs”)

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or the Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (the "1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

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Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans are subject to the risk that a court may subordinate the Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund may purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

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Futures Transactions

The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Investments in Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs. See "Exchange Traded Funds" above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Liquidity and Valuation Risk

The Fund's investments may include illiquid securities or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the

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time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in the Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Fund (or the Manager) may rely on various sources of information to value investments and calculate net asset values. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation, Market Timing and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Fund. The rule may negatively impact the Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to Fund strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Fund.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

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The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, the Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that the Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on the Fund.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund’s investments in these securities may be adversely affected.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

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Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Restricted Securities

The Fund's investments may include restricted securities. The principal risk of investing in restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Swap Agreements

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Taxability Risk

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) the Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money

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if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Variable Rate Demand Obligations Risks

Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Zero Coupon and Payment-in-Kind Bonds

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Fund may also invest or engage in, or be subject to, the following:

American Depositary Receipts ("ADRs")

The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies

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tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Investments by Large Shareholders

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Lending of Portfolio Securities

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Manager or the Subadvisor or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Money Market/Short-Term Securities Risk

To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. The Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the summary section and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. If the Fund has a high turnover rate (at or over 100%), it likely often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the

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Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investment Management LLC nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective.

Risk Management Techniques

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Other information about the Fund:

Investment Policies and Objectives

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategies section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it

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may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The MainStay Funds have adopted a policy to provide the Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy.

The Fund’s investment objective is non-fundamental and may be changed without shareholder vote.

The Fund may invest its net assets in ETFs whose underlying securities are similar to those in which the Fund may invest directly, and count such holdings toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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Shareholder Guide

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

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Shareholder Guide

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below

4. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

5. 18 months or less with respect to MainStay Short Duration High Yield Fund.

6. 0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

7. 0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

8. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

9. Does not apply to purchases by certain retirement plans.

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Shareholder Guide

10. $250,000 or more for MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

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Shareholder Guide

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

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Shareholder Guide

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing or retired MainStay Funds Board Member, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may only invest in Class I shares.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

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Shareholder Guide

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, only certain retirement accounts may invest in Class R6 shares. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement. The following are examples of eligible retirement accounts provided that in each case the plan trades on an omnibus level:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

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Shareholder Guide

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Board Members, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at mainstayinvestments.com/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Cornerstone Growth Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund and MainStay U.S. Equity Opportunities Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Shareholder Guide

MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

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Shareholder Guide

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017 and within one year of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares are closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except

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Shareholder Guide

under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at mainstayinvestments.com/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

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Shareholder Guide

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Funds’ Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

In addition, Class A share purchases and Investor Class share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions) (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

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Shareholder Guide

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase Fund shares. The Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each Fund (except MainStay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at mainstayinvestments.com/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

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Shareholder Guide

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Shareholder Guide

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the Fund’s shares.

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Shareholder Guide

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets

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Shareholder Guide

Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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Shareholder Guide

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions in kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 under the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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Shareholder Guide

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests.

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Shareholder Guide

Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (i) those shares haven't been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

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Shareholder Guide

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

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Shareholder Guide

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay High Yield Municipal Bond Fund
MainStay Balanced Fund	MainStay Income Builder Fund
MainStay California Tax Free Opportunities Fund*	MainStay Indexed Bond Fund
MainStay Common Stock Fund	MainStay International Equity Fund
MainStay Conservative Allocation Fund	MainStay International Opportunities Fund
MainStay Convertible Fund	MainStay Large Cap Growth Fund
MainStay Cornerstone Growth Fund	MainStay MAP Equity Fund
MainStay Cushing Energy Income Fund	MainStay Moderate Allocation Fund
MainStay Cushing MLP Premier Fund	MainStay Moderate Growth Allocation Fund
MainStay Cushing Renaissance Advantage Fund	MainStay Money Market Fund
MainStay Emerging Markets Debt Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Emerging Markets Equity Fund	MainStay Retirement 2010 Fund
MainStay Epoch Capital Growth Fund	MainStay Retirement 2020 Fund
MainStay Epoch Global Choice Fund	MainStay Retirement 2030 Fund
MainStay Epoch Global Equity Yield Fund	MainStay Retirement 2040 Fund
MainStay Epoch International Choice Fund	MainStay Retirement 2050 Fund
MainStay Epoch International Small Cap Fund	MainStay Retirement 2060 Fund
MainStay Epoch U.S. All Cap Fund	MainStay S&P 500 Index Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay Short Duration High Yield Fund
MainStay Epoch U.S. Small Cap Fund	MainStay Tax Advantaged Short Term Bond Fund
MainStay Floating Rate Fund	MainStay Tax Free Bond Fund
MainStay Government Fund	MainStay Total Return Bond Fund

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MainStay Growth Allocation Fund	MainStay Unconstrained Bond Fund
MainStay High Yield Corporate Bond Fund	MainStay U.S. Equity Opportunities Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does

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not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

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The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

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We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

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If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

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• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain

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qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). As a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

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Shareholder Guide

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier

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Shareholder Guide

Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

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Shareholder Guide

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUND’S DAY-TO-DAY BUSINESS?

The Fund’s Board oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the Fund’s operations. The Board also oversees the Fund’s officers, who conduct and supervise the Fund’s daily business.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of June 30, 2017, New York Life Investments and its affiliates managed approximately $528.4 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisor. The Manager oversees the services provided by the Subadvisor by performing due diligence, evaluating the performance of the Subadvisor and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisor.

The Manager also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly. For the fiscal year ended April 30, 2017, the Fund paid the Manager a management fee (exclusive of any applicable waivers/reimbursements) of 0.45% for services performed as a percentage of the average daily net assets of the Fund.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for the Fund, please refer to the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2017.

The Manager is not responsible for records maintained by the Fund’s Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating the daily NAV of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund, and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed, and expert discovery is ongoing.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Fund have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments. This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information

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Know With Whom You Are Investing

required by the Current Order within 90 days of hiring a new subadvisor. The Current Order supersedes a prior SEC exemptive order, which applied only to hiring and terminating or modifying existing or future subadvisory agreements with unaffiliated subadvisors. The Fund may not rely on any of the relief granted by the Current Order without first obtaining shareholder approval.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds it oversees. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of June 30, 2017, MacKay Shields managed approximately $96.7 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Fund is available in the SAI.

Claude Athaide, PhD, CFA

Mr. Athaide became a portfolio manager of the MainStay Tax Advantaged Short Term Bond Fund in 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Mr. Athaide has over 17 years of investment experience. Mr. Athaide has been a Chartered Financial Analyst® (“CFA®”) charterholder since 2000.

Louis N. Cohen, CFA

Mr. Cohen has managed the MainStay Tax Advantaged Short Term Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Frances Lewis

Ms. Lewis has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. She joined MacKay Shields in July 2009 and is currently a Managing Director. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

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Know With Whom You Are Investing

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

OK.Y
Dan Roberts

Mr. Roberts has managed the MainStay Tax Advantaged Short Term Bond Fund since 2011. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

OK.Y
Scott Sprauer

Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

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Financial Highlights

Since Class R6 shares of the Fund have no performance history as of the date of this Prospectus, the financial information in the tables below show the Fund’s financial performance for the periods indicated for certain other share classes of the Fund. Class R6 shares would have similar performance because all of the classes of shares are invested in the same portfolio of securities and performance would differ only to the extent that Class R6 shares have different expenses.

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding all sales charges).

The information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

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Financial Highlights

MainStay MainStay Tax Advantaged Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class A	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.61	$ 9.54	$ 9.54	$ 9.59	$ 9.68	$ 9.69

Net investment income (loss) (a)	0.08	0.07	0.01	0.04	0.05	0.09
Net realized and unrealized gain (loss) on investments	(0.05)	0.06	0.01	(0.03)	(0.05)	0.02

Total from investment operations	0.03	0.13	0.02	0.01	—	0.11

Less dividends and distributions:
From net investment income	(0.08)	(0.06)	(0.01)	(0.04)	(0.05)	(0.08)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.08)	(0.06)	(0.02)	(0.06)	(0.09)	(0.12)

Net asset value at end of year	$ 9.56	$ 9.61	$ 9.54	$ 9.54	$ 9.59	$ 9.68

Total investment return (b)	0.27%	1.41%	0.27%	0.09%	0.04%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.69%	0.33%††	0.41%	0.57%	0.77%
Net expenses	0.80%	0.80%	0.86%††	0.86%	0.88%	0.93%
Expenses (before waiver/reimbursement)	0.84%	0.94%	1.24%††	1.07%	1.13%	1.10%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 147,029	$ 111,768	$ 18,908	$ 20,086	$ 24,657	$ 31,422

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Investor Class	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.64	$ 9.56	$ 9.57	$ 9.61	$ 9.71	$ 9.72

Net investment income (loss) (a)	0.04	0.03	(0.00)‡	0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.00 ‡	(0.02)	(0.06)	0.03

Total from investment operations	(0.01)	0.10	0.00 ‡	(0.01)	(0.04)	0.07

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.00)‡	(0.01)	(0.02)	(0.04)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.04)	(0.02)	(0.01)	(0.03)	(0.06)	(0.08)

Net asset value at end of year	$ 9.59	$ 9.64	$ 9.56	$ 9.57	$ 9.61	$ 9.71

Total investment return (b)	(0.09%)	1.06%	0.02%	(0.15%)	(0.41%)	0.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.30%	(0.03%)††	0.02%	0.22%	0.44%
Net expenses	1.17%	1.20%	1.22%††	1.24%	1.23%	1.27%
Expenses (before waiver/reimbursement)	1.22%	1.33%	1.60%††	1.45%	1.47%	1.44%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 3,639	$ 3,663	$ 3,552	$ 3,844	$ 3,965	$ 4,356

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

62

Financial Highlights

MainStay MainStay Tax Advantaged Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class I	2017	2016		2014	2013	2012
Net asset value at beginning of year	$ 9.61	$ 9.54	$ 9.54	$ 9.58	$ 9.68	$ 9.69

Net investment income (loss) (a)	0.10	0.09	0.03	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.01	(0.01)	(0.06)	0.03

Total from investment operations	0.05	0.16	0.04	0.04	0.02	0.13

Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.03)	(0.06)	(0.08)	(0.10)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.10)	(0.09)	(0.04)	(0.08)	(0.12)	(0.14)

Net asset value at end of year	$ 9.56	$ 9.61	$ 9.54	$ 9.54	$ 9.58	$ 9.68

Total investment return (b)	0.54%	1.66%	0.40%	0.45%	0.19%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	0.93%	0.56%††	0.66%	0.79%	1.03%
Net expenses	0.54%	0.55%	0.61%††	0.61%	0.63%	0.68%
Expenses (before waiver/reimbursement)	0.59%	0.68%	0.99%††	0.82%	0.88%	0.85%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$ 164,798	$ 211,369	$ 30,626	$ 43,509	$ 60,437	$ 51,509

* The Fund changed its fiscal year end from October 31 to April 30.

‡ Less than one cent per share.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

63

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

64

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

65

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Fund (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01tasR6-08/17

MAINSTAY FUNDS TRUST

August 28, 2017

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Investor Class	Class T	Class C	Class I	Class R6
FUND NAME
MainStay Absolute Return Multi-Strategy Fund	MSAKX	MSANX	--	MSHEX	MSNIX	MSNMX
MainStay Tax Advantaged Short Term Bond Fund	MSTAX	MYTBX	--	--	MSTIX	MSTEX

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated August 28, 2017, as amended or supplemented from time to time, for the Class A, Investor Class, Class T, Class C, Class I and Class R6 shares of MainStay Absolute Return Multi-Strategy Fund and Class A, Investor Class, Class T, Class I and Class R6 shares of MainStay Tax Advantaged Short Term Bond Fund (together, the “Funds”), each a series of MainStay Funds Trust, a Delaware statutory trust (the “Prospectuses”). MainStay Funds Trust and The MainStay Funds, a Massachusetts business trust, may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds’ transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial statements of each of the Funds for the fiscal year ended April 30, 2017, as presented in the 2017 Annual Reports to Shareholders and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI. These documents are available, without charge, by calling toll free 800-MAINSTAY (624-6782).

MS14u-8/17

MAINSTAY FUNDS TRUST

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended. Shares of MainStay Funds Trust are currently offered in 36 separate series. This SAI pertains only to the following series of MainStay Funds Trust:

MainStay Absolute Return Multi-Strategy Fund	MainStay Tax Advantaged Short Term Bond Fund

General

The Board of Trustees of MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Class A, Investor Class, Class T, Class C, Class I and Class R6. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of the Funds:

Subadvisor	Fund Name
Candriam France S.A.S. (“Candriam France”)	MainStay Absolute Return Multi-Strategy Fund
Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”)	MainStay Absolute Return Multi-Strategy Fund
Cushing Asset Management, LP (“Cushing”)	MainStay Absolute Return Multi-Strategy Fund
MacKay Shields LLC ("MacKay Shields")	MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund

Together, these agreements are referred to as the "Subadvisory Agreements." Candriam France, Cornerstone Holdings, Cushing and MacKay Shields are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam France, Cornerstone Holdings and MacKay Shields are affiliates of New York Life Investments.

THE FUNDS' INVESTMENT POLICIES

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value (“NAV”).

For purposes of applying each Fund's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

The MainStay Absolute Return Multi-Strategy Fund:

1. Shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

2. May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii));

For the purposes of this fundamental investment restriction, the Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933 (the “1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The MainStay Tax Advantaged Short Term Bond Fund may not:

1. Invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.

For the purposes of this fundamental investment restriction, the Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

2. Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

4. Borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

5. Lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

6. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

7. Purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

8. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

Non-Fundamental Investment Policies Related to Fund Name

The MainStay Tax Advantaged Short Term Bond Fund has a name that suggests that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The MainStay Group of Funds has adopted a non-fundamental policy for the Fund to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to the Fund, the MainStay Group of Funds has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below.

The 80% policy for the Fund is to invest, under normal circumstances, at least 80% of its assets in debt securities.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Funds’ fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the SEC or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The exclusion set forth above with respect to tax-exempt securities does not include municipal securities whose payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuers (such as private activity and revenue bonds).

For purposes of a Fund’s industry concentration policy, the Manager or a Subadviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager or a Subadviser may, but need not, consider industry classifications provided by third parties.

• Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager and each Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or each Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, the Fund that is most likely to engage in a particular investment practice or technique may be indicated in the relevant descriptions as the Fund that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed-income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and other issuers in which the Funds invest to sustain their historical distribution levels, which in turn, may adversely affect the Funds. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Fund’s performance will correlate with any increase in oil or gas prices. The Funds and their shareholders could therefore lose money as a result of the conditions in the energy market.

In addition, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (also known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which begins a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and Economic and Monetary Union and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.

The U.S. Government has implemented various measures designed to stabilize the U.S. economy in recent years, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (“Quantitative Easing”). In 2014, the Federal Reserve System (the “Fed”) stopped purchases under Quantitative Easing, and in 2015, the Fed began a series of increases to the federal funds rate. If the Fed further increases the federal funds rate, there is a risk that interest rates could continue to rise across the U.S. financial system, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund’s investments, and the net asset value of the Fund’s shares, to decline, potentially causing a Fund to experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may lower the Fund’s performance.

Merger, Reorganization or Liquidation of Funds

The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds may be more susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Funds work closely with third-party service providers (e.g., custodians and unaffiliated sub-advisers), indirect cyber security breaches at such third-party service providers may subject a Fund's shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact a Fund's shareholders because of a decrease in the value of these securities. While the Funds have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security systems of issuers or third-party service providers. The Funds and their shareholders could be negatively impacted as a result.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Fund may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to a Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to a Fund’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of a Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The Securities and Exchange Commission (“SEC”) takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the "senior securities" transactions). The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations ("CDOs"), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate, credit, liquidity and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Fund may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or if not rated by an NRSRO, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

The MainStay Absolute Return Multi-Strategy Fund may seek to gain exposure to the commodities markets primarily through investing a portion of its assets in a Cayman Subsidiary. The Fund may also seek to gain such exposure through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices.

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or a Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Managed Futures. A Fund may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Fund may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Fund.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to the price at which it is valued. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Fund’s transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

MainStay Absolute Return Multi-Strategy Fund

The MainStay Absolute Return Multi-Strategy Fund's ability to enter into certain swap transactions may be limited by tax considerations. Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses.

The Fund and its Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France are registered with the CFTC as a CPO and commodity trading advisor (“CTA”), respectively, and each a member of the NFA. The Manager and Candriam France act as CPO and CTA, respectively, to the Fund and the Cayman Subsidiary. Accordingly, the Fund and the Advisor will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Fund’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Manager’s CFTC compliance obligations. Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Fund and its Cayman Subsidiary, the Fund and its Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, the Cayman Subsidiary, their investment strategies, or Prospectus or this SAI.

For purposes of CFTC Regulation 4.12(c)(3), the Manager manages one other fund, MainStay VP Absolute Return Multi-Strategy Portfolio, with investment objectives, strategies and policies that are substantially similar to those of the MainStay Absolute Return Multi-Strategy Fund.

MainStay Tax Advantaged Short Term Bond Fund

The MainStay Tax Advantaged Short Term Bond Fund's ability to enter into certain swap transactions may be limited by tax considerations. Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules, which limit the Fund’s ability to use futures and swaps in reliance on certain past CFTC exemptions. If the Fund cannot execute its investment strategies within such limits, the Manager will be required to register with the CFTC as a “commodity pool operator” with respect to the Fund. As a result of such registration, the disclosure and operations of the Fund will need to comply with all applicable regulations governing commodity pools, which will increase the Fund’s regulatory compliance costs.

The MainStay Group of Funds has filed a notice to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”) for the MainStay Tax Advantaged Short Term Bond Fund and, therefore, is not subject to registration or regulation as a CPO with regard to the Fund under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to the MainStay Tax Advantaged Short Term Bond Fund.

Since the MainStay Tax Advantaged Short Term Bond Fund may operate as fund-of-funds, the Manager has claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to the Fund under the CEA. When the temporary exemption expires, to the extent the Fund is not otherwise eligible for exemption from CFTC regulation, the Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. See “How Portfolio Securities Are Valued” below. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Distressed Securities

The Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Funds may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Fund’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

The Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Growth Stock. A Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies fall behind other types of investments, such as smaller capitalized companies, the Fund’s performance will lag those investments.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Value Stock. A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Fund’s portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Event Driven Arbitrage Strategies

The MainStay Absolute Return Multi-Strategy Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below the Manager’s or a Subadvisor’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger or other similar “special situation” (e.g., exchange offer or tender offer). Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the special situation. If the proposed merger or other similar “special situation” later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers or other similar “special situations” can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Event-driven arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. These “special situations” are subject to similar risks as well as certain other additional risks particular to the specific special situation.

Exchange-Traded Funds

A Fund may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective.

A Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, a Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

A Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or a Subadvisor believes that it is in the Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Fund invests ceases to be a registered investment company, a Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund incurs various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well.

The Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and/or, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Manager or Subadvisors. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The MainStay Tax Advantaged Short Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so.

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's assets being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, (iv) natural resources and (v) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets.

Under current SEC guidance, a portfolio security or other asset is considered illiquid if it cannot be sold or disposed of (rather than settled) in the ordinary course of business within seven days at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will generally be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Manager or a Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Information Regarding Investments in a Fund by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Fund. These investments may be redeemed from a Fund at any time, which may adversely impact the Fund and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Fund. It is not expected that any such hedge will adversely impact any Fund.

Initial Public Offerings ("IPOs")

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's relevant Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Interfund Lending

The Funds have obtained an exemptive order from the SEC allowing the Funds to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Fund may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's Prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain Underlying Funds are advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the Underlying Funds advised by those entities are considered to be in the same “group of investment companies” as the Funds for purposes of Section 12(d)(1)(G) of the 1940 Act. For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Funds because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Fund’s policy on concentrating its investments in any one industry, the Funds generally do not look through investments in underlying investment companies for purposes of applying their concentration limitations, unless the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Fund's concentration limitation.

The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the MainStay Absolute Return Multi-Strategy Fund) in excess of these limits. The MainStay Absolute Return Multi-Strategy Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. For more information, please see the section entitled “Exchange-Traded Funds.”

Investments in a Cayman Subsidiary

The MainStay Absolute Return Multi-Strategy Fund (the “Fund”) may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Cayman Subsidiaries”). The Fund may invest up to 25% of its assets, in the aggregate at the end of each calendar quarter, in the Cayman Subsidiaries. Investments in a Cayman Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and IRS rulings, as discussed below under “Tax Information.” Currently, the Fund has one Cayman Subsidiary. The Fund is currently the sole shareholder of the Cayman Subsidiary, and it is not currently expected that shares of a Cayman Subsidiary will be sold or offered to other investors. The financial information of any Cayman Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders (when available).

The Cayman Subsidiary is advised by the Manager and may be subadvised by one or more Subadvisors and has the same investment objective as the Fund. The Cayman Subsidiary has the same custodian as the Fund. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments. The Cayman Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Cayman Subsidiary may invest without such investment restrictions applying, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments, including commodity index-linked securities (including leveraged and unleveraged structured notes) and commodity swaps, and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets as well as in foreign exchange derivatives, equity derivatives, and interest rate derivatives. The Cayman Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Cayman Subsidiary’s derivative positions. To the extent that the Fund invests in the Cayman Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

Although the Cayman Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Cayman Subsidiary is overseen by its own board of directors. The Fund complies with the provisions of the 1940 Act governing its (i) fundamental and non-fundamental investment policies, and (ii) capital structure and leverage, on an aggregate basis with the Cayman Subsidiary, except that with respect to its investments in certain securities that may involve leverage, the Cayman Subsidiary will also comply with asset segregation or “earmarking” requirements to the same extent as the Fund. The Cayman Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund, to the extent relevant. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Cayman Subsidiary to operate as described in the Prospectus and this SAI and could adversely affect the Fund and its shareholders.

Although the Fund may invest in commodity-linked derivative instruments directly, the Fund is anticipated to may gain exposure to these derivative instruments primarily by investing its assets in the Cayman Subsidiary.

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Fund may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Fund must rely on the agent bank and/or the seller of the participation for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund can purchase a loan by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships ("MLPs")

The Funds may invest in certain companies that are structured as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Funds may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Funds may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and companies in the natural resources and energy sectors are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the natural resources and energy sectors may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy and natural resources sectors as a whole may also be impacted by the perception that the performance of energy and natural resources sectors companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the natural resources and energy sectors. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the natural resources and energy sectors are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy and natural resources sectors may adversely affect the earnings or operating cash flows of the issuers in which a Fund will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the natural resources and energy sectors and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the natural resources and energy sectors. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the natural resources and energy sectors employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Fund from companies that grow through acquisitions.

Competition Risk – The natural resources and energy sectors is highly competitive. Companies in which a Fund may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Fund invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of a Fund.

Weather Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the natural resources and energy sectors located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Fund may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the natural resources and energy sectors could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and companies in the natural resources and energy sectors. Such companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs and companies in the natural resources and energy sectors. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Fund may invest and/or the natural resources and energy sectors generally.

Environmental Risk – There is an inherent risk that MLPs and companies in the natural resources and energy sectors may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and companies in the natural resources and energy, and the cost of any remediation that may become necessary. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which a Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which a Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of a Fund's investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the natural resources and energy sectors and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the natural resources and energy sectors are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Catastrophe and Terrorism Risk – The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11, 2001 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Technology Risk – Companies that are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

Industry Specific Risks

MLPs and companies in the natural resources and energy sectors are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the unprecedented disruption during 2007 through 2009 in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See

“Collateralized Debt Obligations”). The Funds' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Historically, the TOBs in which the Funds have invested have been sponsored by banking entities. However, banking entities are no longer able to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity.

The impact of these rules is not certain, however, alternative structures for TOBs have been designed by market participants, including fund-sponsored TOB structures, in which certain responsibilities previously performed by a third-party banking entity are performed by, or on behalf of, the fund. Funds that sponsor TOB structures would accordingly bear the risks that were previously borne by banking entities. The effectiveness of alternative structures, including the new fund-sponsored TOB structure, is uncertain. There is a risk that new structures will not prove as effective as the traditional structure, which could adversely impact Fund performance, reduce municipal bond market liquidity and/or increase financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, the U.S. Supreme Court has agreed to review this ruling. If the U.S. Supreme Court permits municipalities or public corporations in Puerto Rico to restructure their outstanding obligations, it could adversely affect the Fund.

In June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which establishes a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-type protections from debt and unfunded pension obligations. It is unclear at this time how the proceedings under PROMESA will be resolved or the period of time that may be required to reach any resolution. Any restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect a Fund’s investments and its performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis.

High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Fund from its investment in such municipal bond may be taxable. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

Options

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts ("REITs")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Funds, as well as the issuers of the securities and other instruments in which the Funds may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact a Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Fund’s ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the

Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or Subadvisor pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in its Prospectus and this SAI, the MainStay Absolute Return Multi-Strategy Fund may engage in any type of short sales, including short sales "against the box." The MainStay Tax Advantaged Short Term Bond Fund may only enter into short sales if they are "against the box" and such transactions will be limited to no more than 25% of its assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The MainStay Absolute Return Multi-Strategy Fund may use swaps to achieve all or a portion of its desired managed futures exposure. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's investment holdings.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Manager believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The Manager or a Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. However, central clearing and exchange-trading do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap thus requiring a Fund to incur increased expenses to access the same types of swaps. Uncleared swaps are subject to minimum margin requirements that will be implemented on a phased-in basis. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates

(in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Manager believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above.

Swaptions. A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under these or other conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under these or other conditions, a Fund may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced ("TBA") Purchase Commitments

TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

Warrants and Rights

To the extent that a Fund invests in equity securities, the Fund may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a

Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung1 8/12/62	Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81

The MainStay Funds: Trustee since January 2017 (12 funds);
MainStay VP Funds Trust: Trustee since January 2017 (32 portfolios); and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2017.

1 This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life

Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities

LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

Independent Trustees

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 12/29/57	Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and

Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley 8/12/51	Chairman since January 2017 and Trustee since 1990[2]	President, Strategic Management Advisors LLC (since 1990)	81

The MainStay Funds: Chairman since January 2017 and Trustee since 2007 (12 funds);
MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 1990[3] (32 portfolios);

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).

Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert since 2007[2]	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007[3] (32 portfolios);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan 12/5/41	Trustee since 2002[2]	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2002[3] (32 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	Trustee since 2007[2]	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2007[3] (32 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (12 funds);
MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015;

MSCI, Inc.: Director since March 2017; and

Boston University: Trustee since 2014.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Richard S. Trutanic 2/13/52	Trustee since 2007[2]	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	The MainStay Funds: Trustee since 1994 (12 funds); MainStay VP Funds Trust: Trustee since 2007[3] (32 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

2 Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

3 Includes service as a Director or Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to board members of other mutual funds generally.

Ms. Hung. Ms. Hung has been a Trustee since January 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Under her leadership, NYLIM was the primary driver of the investment management division’s growth in earnings and nearly threefold increase in third party assets under management to $280 billion as of November 30, 2016. Ms. Hung was previously Co-President of NYLIM and Chairman of NYLIM International, where she broadened the firm’s fixed income, equity and alternative capabilities and global boutique presence organically and through acquisition, most recently with the addition of two internationally based boutiques – Candriam Investors Group and Ausbil – along with IndexIQ, a leading alternatives and strategic beta ETF provider. She also led the firm’s successful expansion into Europe, Asia and Australia. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.  She started her career in investment banking with Morgan Stanley, with a focus on real estate. Ms. Hung earned her bachelor’s degree in Mechanical Engineering from Northwestern University and an MBA from Harvard University.

Mr. Chow. Mr. Chow has served as a Trustee since January 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since January 2017. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 25 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has served as a trustee of Berea College and is the Vice-Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford since 2009.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since January 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman of the Contracts Committee since January 2017 and as Chairman of the Board from 2013 through 2016. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior executive business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Trustee since January 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since January 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Trustees, seven of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors ("Independent Trustees") in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Funds to report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Board Members)1

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Stephen P. Fisher 2/22/59	President since 2009

Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust[2] (since 2007)

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2009

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust[2] (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer since 2014

Chief Compliance Officer (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust[2] (2010 to 2014) and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) The MainStay Funds and MainStay VP Funds Trust[2] (since 2010)

Scott T. Harrington 2/8/59	Vice President — Administration since 2005

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust [2](since 2005)

1  The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Trust Company, NYLIM Service Company LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

2  Includes service as an Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

Trustees

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 7 meetings during the fiscal year ended April 30, 2017.

Contracts Committee. The purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held 6 meetings during the fiscal year ended April 30, 2017.

Investment Committee. The purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 6 meetings during the fiscal year ended April 30, 2017.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee held 5 meetings during the fiscal year ended April 30, 2017.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, their investment adviser and investment subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The Chief Risk Officer of the Manager to the Funds shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 6 meetings during the fiscal year ended April 30, 2017.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended April 30, 2017.

Valuation Subcommittee. The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 43 meetings during the fiscal year ended April 30, 2017.

Ownership of Securities

As of December 31, 2016, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	None	Over $100,000

Independent Trustees

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	None	Over $100,000
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Peter Meenan	None	Over $100,000
Richard H. Nolan, Jr.	None	Over $100,000
Jacques P. Perold	MainStay Absolute Return Multi-Strategy Fund - Over $100,000	Over $100,000
Richard S. Trutanic	MainStay Absolute Return Multi-Strategy Fund - $10,001 - $50,000	Over $100,000

As of December 31, 2016, each Independent Trustee and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following Compensation Table reflects the compensation received by certain Trustees for the fiscal year ended April 30, 2017, from the Fund Complex. The Fund Complex consists of the MainStay Funds Trust, as well as The MainStay Funds, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal Opportunities Fund, affiliated registrants not discussed in this SAI.1 Effective January 1, 2017, the Independent Trustees’

compensation arrangement changed in several ways. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer of $205,000. The Chairmen of the Committees no longer receive an annual fee. In addition, the annual fee paid to the Chairman of the Board was reduced to $60,000. All other elements of the compensation structure remained the same. Prior to that date, the Independent Trustees received from the Fund Complex, either directly or indirectly, an annual retainer of $185,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Trustee attends a regular in-person meeting telephonically, and $7,500 per day if a Trustee attends an in-person Board meeting that is not regularly scheduled telephonically. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Alternative and Closed-End Funds Oversight, Audit, Investment, Contracts, Nominating and Governance and Risk and Compliance Oversight Committees each receive an annual fee of $20,000. Prior to January 1, 2017, Mr. Meenan was Chairman of the Risk and Compliance Oversight Committee but did not receive any compensation for this role. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

BOARD MEMBER	AGGREGATE COMPENSATION FROM THE FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS[1]
David H. Chow	$1,615	NONE	$277,500
Susan B. Kerley	1,853	NONE	317,500
Alan R. Latshaw	1,670	NONE	287,500
Peter Meenan	1,834	NONE	317,500
Richard H. Nolan, Jr.	1,670	NONE	287,500
Jacques P. Perold	1,615	NONE	277,500
Richard S. Trutanic	2,046	NONE	287,500
John A. Weisser[2]	909	NONE	162,500

1 Includes compensation paid by The MainStay Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund. Effective July 22, 2016, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund were de-registered with the SEC and, thus, no longer pay compensation to the Independent Trustees.

2 John A. Weisser retired as of December 31, 2016.

As of August 1, 2017, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of shares of each of the Funds.

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreement

Pursuant to the Amended and Restated Management Agreement with MainStay Funds Trust, dated February 27, 2015, as amended ("Management Agreement"), New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Trustees").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to a Fund for any error of judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The

Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreement or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to the Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). For its services, each Fund pays the Manager a monthly fee, which is based on each Fund’s average net assets. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

This authority is subject to certain conditions, which include: (i) the MainStay Group of Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the Current Order; (ii) the Manager will provide general management services to each applicable Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the Board, will (a) set the Fund’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Fund’s investment objective, policies and restrictions; (iii) the MainStay Group of Funds will provide an information statement to shareholders of a Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Fund basis; (v) before a Fund may rely on the Current Order, the operation of that Fund pursuant to the Current Order must be approved by a majority of the Fund’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Fund with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

The Current Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors.

For more information regarding the Current Order, including whether a Fund may not use some or all of the relief granted by the Current Order without obtaining shareholder approval, see the Prospectuses under the heading "Know With Whom You Are Investing."

Expenses Borne by the MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this Statement of Additional Information, the MainStay Group of Funds, on behalf of each Fund, is responsible under the Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

Each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the Funds’ CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for the Funds to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Fund, provide continuous supervision of the investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Fund. The Subadvisors perform other portfolio management duties pursuant to applicable Subadvisory Agreements.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets (or the average daily net assets allocated to a particular underlying strategy, if applicable) during the preceding month at the annual rates set forth in the chart below.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

FUND	ANNUAL RATE
MainStay Absolute Return Multi-Strategy Fund
Candriam Managed Futures	0.550%
Candriam Risk Arbitrage	0.625%
Candriam Credit Opportunities	0.400%
Candriam Global Alpha	0.625%
Cornerstone Equity Market Neutral	0.625%
Cushing Midstream MLP	0.625%
Cushing Upstream MLP	0.625%
MacKay Flex Bond Strategy	0.375%
MainStay Tax Advantaged Short Term Bond Fund
MacKay Shields	0.225%

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

Management and Subadvisory Fees

For the fiscal year ended April 30, 2017, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by the Manager, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 4/30/17
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED

MainStay Absolute Return Multi-Strategy Fund	$1,789,552	$961,893	Candriam France - $353,384	$170,895
			Cornerstone Holdings -154,927	75,493
			Cushing -44,297	20,152
			MacKay Shields -50,941	24,248
MainStay Tax Advantaged Short Term Bond Fund	1,603,400	166,006	MacKay Shields -801,700	83,282

With regard to the MainStay Absolute Return Multi-Strategy Fund, for the period June 18, 2015 (commencement of operations) through fiscal year ended April 30, 2016, and with regard to the MainStay Tax Advantaged Short Term Bond Fund, for the fiscal year ended April 30, 2016, the fiscal period November 1, 2014 through April 30, 2015, and the fiscal year ended October 31, 2014, the amount of the Management fee paid by the Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

	YEAR ENDED 4/30/16
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED

MainStay Absolute Return Multi-Strategy Fund	$1,250,855	$844,050	Candriam France - $218,514	$140,460
			Cornerstone Holdings -110,707	69,121
			Cushing -47,210	26,118
			MacKay Shields -38,075	25,742
MainStay Tax Advantaged Short Term Bond Fund	568,695	166,760	MacKay Shields - 284,376	83,380

MainStay Tax Advantaged Short Term Bond Fund only

PERIOD ENDED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSS REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
November 1, 2014 through April 30, 2015	$165,143	$110,028	$82,571	$55,014
October 31, 2014	456,981	156,998	228,490	78,499

Effective June 1, 2015, the MainStay Tax Advantaged Short Term Bond Fund’s management fee was lowered from 0.50% on assets up to $500 million and 0.475% on assets above $500 million to 0.45% on all assets.

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Distribution Agreement

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2014. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to dealer agreements with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreement. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds Trust. The Distribution Agreement will terminate in the event of its assignment.

Distribution Plans

With respect to each of the Funds, the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Investor Class, Class T and Class C of the Funds (the "Class A Plans," the "Investor Class Plans," the "Class T Plans," and the "Class C Plans," or collectively, the "12b-1 Plans").

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to NASD Conduct Rule 2830, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

For the fiscal year ended April 30, 2017, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class and Class C Plans as follows:

	YEAR ENDED 4/30/17
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
MainStay Absolute Return Multi-Strategy Fund	$11,496	$2,813	$6,457
MainStay Tax Advantaged Short Term Bond Fund	383,601	9,175	--

With regard to the MainStay Absolute Return Multi-Strategy Fund, for the period June 18, 2015 (commencement of operations) through fiscal year ended April 30, 2016, and with regard to the MainStay Tax Advantaged Short Term Bond Fund, for the fiscal year ended April 30, 2016, the fiscal period November 1, 2014 through April 30, 2015, and the fiscal year ended October 31, 2014, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, and Class C Plans as follows:

	YEAR ENDED 4/30/16
FUND	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
MainStay Absolute Return Multi-Strategy Fund	$3,267	$328	$835
MainStay Tax Advantaged Short Term Bond Fund	118,771	8,840	--

MainStay Tax Advantaged Short Term Bond Fund only

PERIOD ENDED	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN
November 1, 2014 through April 30, 2015	$24,825	$4,649
October 31, 2014	54,513	9,652

For the fiscal year ended April 30, 2017, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, as follows:

	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay Absolute Return Multi-Strategy Fund	$28,719	$4,470	$16,227	$2,204
MainStay Tax Advantaged Short Term Bond Fund	76,311	1,836	4,557	46

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES	CDSC CLASS C SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay Absolute Return Multi-Strategy Fund	$--	$17	$398
MainStay Tax Advantaged Short Term Bond Fund	49,577	--	--

With regard to the MainStay Absolute Return Multi-Strategy Fund, for the period June 18, 2015 (commencement of operations) through fiscal year ended April 30, 2016, and with regard to the MainStay Tax Advantaged Short Term Bond Fund, for the fiscal year ended April 30, 2016, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, as follows:

	CLASS A SHARES		INVESTOR CLASS SHARES
FUND	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
MainStay Absolute Return Multi-Strategy Fund	$14,591	$967	$5,008	$1,281
MainStay Tax Advantaged Short Term Bond Fund	37,863	1,262	3,112	140

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES	CDSC CLASS C SHARES
FUND	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
MainStay Absolute Return Multi-Strategy Fund	$--	$--	$--
MainStay Tax Advantaged Short Term Bond Fund	18,076	--	--

With regard to the MainStay Tax Advantaged Short Term Bond Fund for the fiscal period November 1, 2014 through April 30, 2015, and the fiscal year ended October 31, 2014, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, as follows:

	CLASS A SHARES		INVESTOR CLASS SHARES
PERIOD	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR	INITIAL SALES CHARGES COLLECTED	INITIAL SALES CHARGES RETAINED BY DISTRIBUTOR
November 1, 2014 through April 30, 2015	$88,108	$1,827	$8,333	$694
October 31, 2014	80,576	5,486	11,768	1,112

	CDSC CLASS A SHARES	CDSC INVESTOR CLASS SHARES	CDSC CLASS C SHARES
PERIOD	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR	RECEIVED BY DISTRIBUTOR
November 1, 2014 through April 30, 2015	$1,000	$	$
October 31, 2014	1,656

For the fiscal year ended April 30, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Absolute Return Multi-Strategy Fund	$21	$11	$2,610	$14,789	$19,505	$6,789	$43,725
MainStay Tax Advantaged Short Term Bond Fund	8,469	971	691,572	141,200	1,217,430	208,579	2,268,221

For the fiscal year ended April 30, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Absolute Return Multi-Strategy Fund	$4	$3	$604	$15,594	$1	$177	$16,383
MainStay Tax Advantaged Short Term Bond Fund	13	7	1,923	12,955	522	805	16,225

For the fiscal year ended April 30, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of the MainStay Absolute Return Multi-Strategy Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Absolute Return Multi-Strategy Fund	$2	$2	$330	$4,893	$2,292	$97	$7,616

With regard to the MainStay Absolute Return Multi-Strategy Fund, for the period June 18, 2015 (commencement of operations) through fiscal year ended April 30, 2016, and with regard to the MainStay Tax Advantaged Short Term Bond Fund, for the fiscal year ended April 30, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Absolute Return Multi-Strategy Fund	$105	$325	$10,225	$1,279	$12,370	$6,070	$30,374
MainStay Tax Advantaged Short Term Bond Fund	2,986	8,444	397,378	77,989	895,426	113,609	1,495,831

With regard to the MainStay Absolute Return Multi-Strategy Fund, for the period June 18, 2015 (commencement of operations) through fiscal year ended April 30, 2016, and with regard to the MainStay Tax Advantaged Short Term Bond Fund, for the fiscal year ended April 30, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Absolute Return Multi-Strategy Fund	$1	$11	$5	$3,742	$0	$5	$3,752
MainStay Tax Advantaged Short Term Bond Fund	6	22	1,226	11,016	298	780	13,348

For the period June 18, 2015 (commencement of operations) through fiscal year ended April 30, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of the MainStay Absolute Return Multi-Strategy Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay Absolute Return Multi-Strategy Fund	$1	$3	$35	$339	$86	$13	$475
PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for a portion of the MainStay Absolute Return Multi-Strategy Fund.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Absolute Return Multi-Strategy Fund

The Manager has delegated proxy-voting authority to the Fund’s Subadvisors, Candriam France, Cushing and Cornerstone Holdings. Below are summaries of their proxy voting policies and procedures.

Candriam France

To assist Candriam France in researching and voting proxies, it utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on a proprietary proxy voting policy, the latter being the case for Candriam France.

In the vast majority of cases, Candriam France's policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam France deviates from ISS’ Benchmark Voting Policy for some markets e.g., the level of independence of the Board or the possibility for non-executives to receive equity grants.

Candriam France's proprietary proxy voting policy is defined by Candriam France's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam France’s own interests or the interests of its affiliates. Candriam France's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam France's Proxy Voting Committee defines and adjusts the proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam France heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam France any changes to their Benchmark Voting Policy. Those elements are then discussed by Candriam France's Proxy Voting Committee and if needed, can lead to some changes in the proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam France in cases of uncertainties the vote to cast following the voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam France cast votes in accordance with the policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning and arguments leading to the decision is explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, the Proxy Voting Committee determines the appropriate action. Candriam France could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam France defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam France to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duties to its clients.

Cornerstone Holdings

The Subadvisor has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to the Subadvisor, all proxies are voted in the best interest of such clients without regard to the interests of the Subadvisor or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist the Subadvisor in researching and voting proxies, the Subadvisor utilizes the research and implementation services of a third-party proxy service provider, ISS. The Subadvisor has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. The Subadvisor's Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to the Subadvisor, they vote them in accordance with the standard voting guidelines unless the Subadvisor agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to the Subadvisor on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. The Subadvisor has procedures in place to review each such override request for potential material conflicts of interest between clients and the Subadvisor and its affiliates. The Subadvisor will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

Cushing

Purpose. The Subadvisor follows this proxy voting policy (the “Policy”) to ensure that proxies the Subadvisor votes, on behalf of each client, are voted to further the best interest of that client. The Policy establishes a mechanism to address any conflicts of interests between the Subadvisor and the client. Further, the Policy establishes how clients may obtain information on how the proxies have been voted.

Determination of Vote. The Subadvisor determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Subadvisor votes in a manner that the Subadvisor believes reasonably furthers the best interests of the client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Subadvisor will cast votes for these matters on a case-by-case basis. The Subadvisor will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest. If a proxy vote creates a material conflict between the interests of the Subadvisor and a client, the Subadvisor will resolve the conflict before voting the proxies. The Subadvisor will either disclose the conflict to the client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Subadvisor’s determination of the client’s best interest and was not the product of the conflict.

Records. The Subadvisor maintains records of (i) all proxy statements and materials the Subadvisor receives on behalf of clients; (ii) all proxy votes that are made on behalf of the clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from clients regarding voting history; and (v) all responses (written and oral) to clients’ requests. Such records are available to the clients (and owners of a client that is an investment vehicle) upon request.

Questions and Requests. This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Subadvisor.

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Compliance Department for review. If the Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds and of New York Life Investments to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Funds.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Fund from which the identity of specific portfolio holdings cannot be reasonably be derived (including without limitation, the quality of character of a Fund’s portfolio), as reasonably determined by New York Life Investments.

The Manager or a Fund's Subadvisor(s) may share the Fund’s non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Fund, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Fund or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Fund. As of the date of this SAI, those service providers that may receive information are State Street, U.S. Bancorp Fund Services, LLC, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Harte Hanks Response Management Inc., Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Investment Technology Group Inc., Abel/Noser Corporation, Omgeo LLC, Merrill Corporation, Glass, Lewis & Co. and the agent and banks that participate in the Funds' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Fund's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the Fund's CCO after receipt of a certification from the Fund's portfolio manager that the information provided will, among other things, not harm the Fund or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Funds they subadvise, the Subadvisors to the Funds, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Except as otherwise indicated, information regarding these other accounts, as of April 30, 2017, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Tristan Abet	MainStay Absolute Return Multi-Strategy Fund	0	1 Account $44,564,808	0	0	1 Account $44,564,808	0
Claude Athaide	MainStay Tax Advantaged Short Term Bond Fund	0	32 Accounts $14,138,114,087	140 Accounts $25,266,283,694	0	4 Accounts $1,293,571,206	4 Accounts $1,546,165,304
Olivier Baccam	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	1 Account $139,666,857	0	0	1 Account $139,666,857	0
Steeve Brument	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	3 Accounts $458,590,895	0	0	3 Accounts $458,590,895	0
Louis N. Cohen	MainStay Absolute Return Multi-Strategy Fund, MainStay Tax Advantaged Short Term Bond Fund	9 RICs $6,030,018,167	32 Accounts $14,138,114,087	140 Accounts $25,266,283,694	0	4 Accounts $1,293,571,206	4 Accounts $1,546,165,304
Charles de Courcel	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	1 Account $44,564,808	0	0	1 Account $44,564,808	0
Robert DiMella	MainStay Tax Advantaged Short Term Bond Fund	7 RICs $7,923,316,953	7 Accounts $3,985,041,935	51 Accounts $9,068,738,204	0	2 Accounts $218,836,436	0
David Dowden	MainStay Tax Advantaged Short Term Bond Fund	7 RICs $7,923,316,953	7 Accounts $3,985,041,935	51 Accounts $9,068,738,204	0	2 Accounts $218,836,436	0
Myriam Guervin	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	1 Account $44,564,808	0	0	1 Account $44,564,808	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Thomas Joret	MainStay Absolute Return Multi-Strategy Fund	0	11 Accounts $7,586,224,928	0	0	5 Accounts $5,288,157,708	0
Roland Juhel	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	3 Accounts $458,590,895	0	0	3 Accounts $458,590,895	0
Nicolas Jullien	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	11 Accounts $7,586,224,928	0	0	5 Accounts $5,288,157,708	0
Michael Kimble	MainStay Absolute Return Multi-Strategy Fund, MainStay Tax Advantaged Short Term Bond Fund	7 RICs $4,608,366,999	32 Accounts $14,138,114,087	140 Accounts $25,266,283,694	0	4 Accounts $1,293,571,206	4 Accounts $1,546,165,304
Poul Kristensen	MainStay Absolute Return Multi-Strategy Fund	11 RICs $3,006,469,933	0	0	0	0	0
Michel Le Bras	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	1 Account $44,564,808	0	0	1 Account $44,564,808	0
Frances Lewis	MainStay Tax Advantaged Short Term Bond Fund	7 RICs $7,923,316,953	7 Accounts $3,985,041,935	51 Accounts $9,068,738,204	0	2 Accounts $218,836,436	0
John Loffredo	MainStay Tax Advantaged Short Term Bond Fund	7 RICs $7,923,316,953	7 Accounts $3,985,041,935	51 Accounts $9,068,738,204	0	2 Accounts $218,836,436	0
Johann Mauchand	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	3 Accounts $458,590,895	0	0	3 Accounts $458,590,895	0
John Musgrave	MainStay Absolute Return Multi-Strategy Fund	2 RICs $52,051,436	3 Accounts $117,166,369	21 Accounts $860,836,573	0	3 Accounts $117,166,369	1 Account $3,695,180
Philippe Noyard	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	11 Accounts $7,586,224,928	0	0	5 Accounts $5,288,157,708	0
Mona Patni	MainStay Absolute Return Multi-Strategy Fund	10 RICs $3,991,537,163	1 Account $6,323,081	19 Accounts $1,849,854,540	0	0	0
Edouard Petitcollot	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	1 Account $139,666,857	0	0	1 Account $139,666,857	0
Michael Petty	MainStay Tax Advantaged Short Term Bond Fund	7 RICs $7,923,316,953	7 Accounts $3,985,041,935	51 Accounts $9,068,738,204	0	2 Accounts $218,836,436	0
Dan Roberts	MainStay Absolute Return Multi-Strategy Fund, MainStay Tax Advantaged Short Term Bond Fund	11 RICs $6,256,490,579	32 Accounts $14,138,114,087	140 Accounts $25,266,283,694	0	4 Accounts $1,293,571,206	4 Accounts $1,546,165,304
Amit Soni	MainStay Absolute Return Multi-Strategy Fund	11 RICs $3,006,469,933	0	0	0	0	0
Scott Sprauer	MainStay Tax Advantaged Short Term Bond Fund	7 RICs $7,923,316,953	7 Accounts $3,985,041,935	51 Accounts $9,068,738,204	0	2 Accounts $218,836,436	0
Jonathan Swaney	MainStay Absolute Return Multi-Strategy Fund	12 RICs $3,809,452,274	0	0	0	0	0
Jerry V. Swank	MainStay Absolute Return Multi-Strategy Fund	9 RICs $2,289,039,722	8 Accounts $294,339,946	24 Accounts $1,329,575,996	0	8 Accounts $294,339,946	1 Account $3,695,180
Rui Tang	MainStay Absolute Return Multi-Strategy Fund	0	0	5 Accounts $432,048,103	0	1 Account $39,600,886	0
Libby F. Toudouze	MainStay Absolute Return Multi-Strategy Fund	2 RICs $85,542,306	0	19 Accounts $842,969,005	0	0	0
Andrew Ver Planck	MainStay Absolute Return Multi-Strategy Fund	15 RICs $5,937,933,274	2 Accounts $45,923,967	26 Accounts $2,305,165,185	1 RIC $111,293,728	1 Account $39,600,886	0
Jae S. Yoon	MainStay Absolute Return Multi-Strategy Fund	12 RICs $3,809,452,274	0	0	0	0	0
Patrick Zeenni	MainStay Absolute Return Multi-Strategy Fund	1 RIC $293,432,818	11 Accounts $7,586,224,928	0	0	5 Accounts $5,288,157,708	0

Portfolio Manager Compensation Structure

New York Life Investments and each Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. As importantly, these programs encourage an alignment of long-term interests between each Subadvisor and Fund shareholders. In an effort to attract and retain the best professional talent, each Subadvisor has structured its compensation plan to be highly competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. The compensation program at each Subadvisor includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is based on both quantitative and qualitative factors. Quantitative factors include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a private fund profit re-allocation.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

Candriam France

Candriam France aims to operate an appropriately competitive compensation policy that is linked to the achievement of a combination of individual, team and corporate goals. Candriam France believes that such compensation policy is competitive versus its peers to attract, motivate and retain talents while ensuring that remuneration is consistent with sustainable business development. The objective is to align performance rewards and stakeholders’ interests while promoting efficient risk management consistent with its financial condition and prospects. Compensation includes base salary, benefits, and annual performance bonus.

Annually, Candriam France’s Remuneration Committee of the Board of Directors of Candriam Investors Group reviews the fixed compensation and defines variable compensation in accordance with these criteria. The compensation package is reviewed annually and takes into account the results of this evaluation, the financial results of the company and the evolution of the employment market.

Human Resources manages the annual evaluation process based on the achievement of pre-established objectives, and each employee’s professional and personal skills. Performance reviews include evaluating achievement of objectives as well as a range of factors such as risk management, governance and compliance, teamwork, people leadership, people development and alignment to Candriam France’s goals and values.

Cornerstone Holdings

Cornerstone Holdings' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Cornerstone Holdings results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Cornerstone Holdings offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Cornerstone Holdings' overall company performance. "Cornerstone Holdings Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is available for senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Cushing

In an effort to retain key personnel, the Subadvisor has a structured compensation plan for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

Messrs. Musgrave and Swank, and Ms. Toudouze are compensated by the Subadvisor. Mr. Swank is a principal of the Subadvisor and is compensated through partnership distributions that are based primarily on the profits and losses of the Subadvisor. The partnership distributions are affected by the amount of assets the Subadvisor manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. The other portfolio managers each receive a fixed salary and a discretionary bonus based on the pre-tax performance of the Portfolio each manages and other portfolios for which they serve as a portfolio manager.

MacKay Shields

Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm. MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401k defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a fund to take undue risks in managing the assets of the fund.

New York Life Investment Management

New York Life Investments continues to have a competitive structure that is regularly evaluated to ensure that its investment personnel have an appropriate and competitive incentive that encourages an alignment of long-term interests between the firms and our clients.

Total compensation includes base salary and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall firm results. This is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual’s management. Sector specialists receive a base pay and an annual incentive based on performance against individual and organizational unit objectives and overall firm results. In addition, senior level employees are also eligible to participate in a long-term incentive program under which awards are valued based upon the performance of the firm.

The following table states, as of April 30, 2017, the dollar range of Fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Tristan Abet	None	$0	$0	$0
Claude Athaide	MainStay Tax Advantaged Short Term Bond Fund	$50,001-$100,000	$50,001-$100,000	$100,001-$500,000
Olivier Baccam	None	$0	$0	$0
Steeve Brument	None	$0	$0	$0
Louis N. Cohen	None	$0	Over $1,000,000	Over $1,000,000
Charles de Courcel	None	$0	$0	$0
Robert DiMella	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$10,001-$50,000 $100,001-$500,000	$500,000-$1,000,000	Over $1,000,000
David Dowden	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$10,001-$50,000 $10,001-$50,000	$100,001-$500,000	$100,001-$500,000
Myriam Guervin	None	$0	$0	$0
Thomas Joret	None	$0	$0	$0
Roland Juhel	None	$0	$0	$0
Nicolas Jullien	None	$0	$0	$0
Michael Kimble	None	$0	Over $1,000,000	Over $1,000,000

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Poul Kristensen	MainStay Retirement 2050 Fund MainStay International Equity Fund	$50,001-$100,000 $1-$10,000	$0	$50,001-$100,000
Michel Le Bras	None	$0	$0	$0
Frances Lewis	MainStay Tax Free Bond Fund MainStay High Yield Municipal Bond Fund	$10,001-$50,000 $50,001-$100,000	$100,001-$500,000	$100,001-$500,000
John Loffredo	MainStay Tax Free Bond Fund	$10,001-$50,000	Over $1,000,000	Over $1,000,000
Johann Mauchand	None	$0	$0	$0
John Musgrave	None	$0	Over $1,000,000	Over $1,000,000
Philippe Noyard	None	$0	$0	$0
Mona Patni	Mainstay US Equity Opportunities Fund Mainstay VP Common Stock Portfolio Mainstay VP Mid Cap Core Portfolio Mainstay VP Small Cap Core Portfolio	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000	$0	$100,001-$500,000
Edouard Petitcollot	None	$0	$0	$0
Michael Petty	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$10,001-$50,000 $1-$10,000	$100,001-$500,000	$100,001-$500,000
Dan Roberts	None	$0	Over $1,000,000	Over $1,000,000
Amit Soni	MainStay Retirement 2050 Fund MainStay Absolute Return Multi-Strategy Fund MainStay Retirement 2040 Fund MainStay International Equity Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000	$0	$50,001-$100,000
Scott Sprauer	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$10,001-$50,000 $10,001-$50,000	$100,001-$500,000	$100,001-$500,000
Jonathan Swaney	MainStay Retirement 2020 Fund MainStay Absolute Return Multi-Strategy Fund	Over $1,000,000 $100,001-$500,000	$0	Over $1,000,000
Jerry V. Swank	MainStay Cushing MLP Premier Fund MainStay Cushing Renaissance Advantage Fund MainStay Cushing Energy Income Fund	$100,001 - $500,000 $100,001 - $500,000 $10,001 - $50,000	Over $1,000,000	Over $1,000,000
Rui Tang	None	$0	$0	$0
Libby F. Toudouze	None	$0	$0	$0
Andrew Ver Planck

Mainstay Epoch U.S. Small Cap Fund

Mainstay Epoch U.S. All Cap Fund

Mainstay US Equity Opportunities Fund

Mainstay International Opportunities Fund

Mainstay VP Mid Cap Core Portfolio

Mainstay VP High Yield Corporate Bond Portfolio

Mainstay VP U.S. Government Money Market Portfolio

		$100,001- $500,000 $50,001-$100,000 $100,001- $500,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	$500,000-$1,000,000	Over $1,000,000
Jae S. Yoon	MainStay Retirement 2010 Fund MainStay VP Bond Portfolio MainStay VP Floating Rate Portfolio MainStay VP Government Portfolio MainStay VP Absolute Return Multi-Strategy Portfolio	$100,001 - $500,000 $10,001 - $50,000 $50,001 - $100,000 $1 - $10,000 $50,001 - $100,000	$0	$100,001 - $500,000
Patrick Zeenni	None	$0	$0	$0

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to Funds that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or account managed by the portfolio manager, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Fund or account in a security that is contrary to the position held in the same security by other Funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Fund or account while other Funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Funds or accounts over other Funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

For any Fund that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Fund’s best interest and will be subject to the general oversight of the Board.

Candriam France

Candriam France provides portfolio management services to other accounts using substantially similar investment strategies as the MainStay Absolute Return Multi-Strategy Fund.

The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam France has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam France has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

Cornerstone Capital Management Holdings LLC and MacKay Shields LLC

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the Manager, Cornerstone Holdings and MacKay Shields have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager, Cornerstone Holdings and MacKay Shields have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Cushing Asset Management, LP

Cushing manages other portfolios with a similar investment strategy to the MainStay Absolute Return Multi-Strategy Fund. Conflicts of interest may arise related to the allocation of similar investment opportunities among client portfolios. Cushing has adopted policies and procedures to ensure that all client portfolios are managed in accordance with each client’s investment objective and guidelines and that no client portfolio is inappropriately favored over another.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the 1934 Act, the Manager or a Subadvisor may cause a Fund to pay a broker/dealer, except the Affiliated Brokers, that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

No commission payments were made to Affiliated Brokers during the three previous fiscal years/ periods.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers, except the Affiliated Brokers, who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by the MainStay Absolute Return Multi-Strategy Fund for the fiscal year ended April 30, 2017, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor. The MainStay Tax Advantaged Short Term Bond Fund did not pay brokerage commissions during the past three fiscal years.

BROKERAGE COMMISSIONS	YEAR ENDED 4/30/16	YEAR ENDED 4/30/17
MainStay Absolute Return Multi-Strategy Fund	$180,894	$174,304

The following tables show the dollar amount of brokerage commissions paid to brokers that provided research services and the dollar amount of the transactions during the fiscal year ended April 30, 2017. The MainStay Absolute Return Multi-Strategy Fund pays brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES		TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MainStay Absolute Return Multi-Strategy Fund	Cushing Cornerstone Holdings	$6,025,348 $13,087,893	Cushing Cornerstone Holdings	$15,729 $13,086

As of April 30, 2017, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
MainStay Absolute Return Multi-Strategy Fund	State Street Corp.	$1,451,421
	Societe Generale S.A.	169,660
	Goldman Sachs Group Inc.	116,480
	Morgan Stanley	114,035
	Bank of America Corp.	111,542
	Citigroup, Inc.	62,243

MainStay Tax Advantaged Short Term Bond Fund	Morgan Stanley.	$4,756,038
	Goldman Sachs Group Inc.	3,284,132
	JPMorgan Chase & Co.	3,247,380
	Bank of America Corp.	3,073,437
	Citigroup, Inc.	3,003,507
	Wells Fargo & Co.	1,717,907

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

HOW PORTFOLIO SECURITIES ARE VALUED

Under the general oversight of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Fund, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds’ valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus, the shareholder reports and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Portfolio securities of each of the Funds are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Fund’s Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be daily fair valued by the Manager using pricing information on the underlying reference issuers provided by the prime broker used by the Manager;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept purchase and redemption orders or calculate a Fund’s NAV for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time.

Floating rate loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of MainStay Funds Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH of $100,000 or less, or by wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination), for redemptions by wire of amounts less than $250,000, and for redemptions by ACH of amounts $100,000 or less.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:30 am and 5:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by current and former MainStay Funds Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:30 am and 5:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds reserve the right to redeem shares of any shareholder who has failed to provide a certified Taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer identification number (or such other information as the Fund has requested) has been provided.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or the Transfer Agent.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Class A Shares, Investor Class Shares and Class T Shares

The sales charge on Class A shares, Investor Class shares and Class T shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund (for Class A and Investor Class shares) and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more in the MainStay Absolute Return Multi-Strategy Fund or $250,000 or more in the MainStay Tax Advantaged Short Term Bond Fund, the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

MainStay Absolute Return Multi-Strategy Fund

The sales charge applicable to an investment in Class A or Investor Class shares of the MainStay Absolute Return Multi-Strategy Fund will be 5.50% of the offering price per share. Based on the NAV of the Fund as of April 30, 2017, the sales charge as a percentage of the NAV will be 5.79%.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 at a price based upon the pro forma NAV of Class A shares of the Fund on April 30, 2017. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at April 30, 2017 Per Share Sales Charge – 5.50% of offering price (5.79% of NAV per share) Class A Per Share Offering Price to the Public	$10.01 $0.58 $10.59

The sales charge applicable to an investment in Class T shares will be 2.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of the MainStay Absolute Return Multi-Strategy Fund as of April 30, 2017, the sales charge as a percentage of the NAV will be as follows: 2.62%. Certain purchases are subject to a different sales charge than the one shown below.

Set forth below are examples of the method of computing the offering price of the Class T shares of the Fund. The example assumes a purchase of Class T shares of MainStay Absolute Return Multi-Strategy Fund aggregating less than $250,000 at a price based upon the NAV of the Class T shares of the MainStay Absolute Return Multi-Strategy Fund on April 30, 2017.

NAV per Class T Share at April 30, 2017 Per Share Sales Charge – 2.50% of offering price (2.62% of NAV per share) Class T Per Share Offering Price to the Public	$10.01 $0.26 $10.27

MainStay Tax Advantage Short Term Bond Fund

The sales charge applicable to an investment in Class A or Investor Class shares of the MainStay Tax Advantaged Short Term Bond Fund will be 1.00% of the offering price per share. Based on the NAV of the Fund as of April 30, 2017, the sales charge as a percentage of the NAV will be 1.05%.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 at a price based upon the pro forma NAV of Class A shares of the Fund on April 30, 2017. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at April 30, 2017 Per Share Sales Charge – 1.00% of offering price (1.05% of NAV per share) Class A Per Share Offering Price to the Public	$9.56 $0.10 $9.66

The sales charge applicable to an investment in Class T shares will be 2.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of the MainStay Tax Advantaged Short Term Bond Fund as of April 30, 2017, the sales charge as a percentage of the NAV will be as follows: 2.60%. Certain purchases are subject to a different sales charge than the one shown below.

Set forth below are examples of the method of computing the offering price of the Class T shares of the Fund. The example assumes a purchase of Class T shares of MainStay Tax Advantaged Short Term Bond Fund aggregating less than $250,000 at a price based upon the NAV of the Class T shares of the MainStay Tax Advantaged Short Term Bond Fund on April 30, 2017.

NAV per Class T Share at April 30, 2017 Per Share Sales Charge – 2.50% of offering price (2.60% of NAV per share) Class T Per Share Offering Price to the Public	$9.56 $0.25 $9.81
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cushing Asset Management, LP, Epoch Investment Partners, Inc., MacKay Shields LLC, Markston International LLC, NYL Investors LLC, and Winslow Capital LLC, respectively; any employee or registered representative of an authorized financial intermediary firm (and immediate family members) and any employee of BFDS that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

Class I shares and Class R6 shares of the Funds are sold at NAV.

Class I shares may be purchased by:

(i) existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund;

(iii) institutional investors;

(iv) current Portfolio Managers of the Funds;

(v) current employees of Subadvisors; and

(vi) existing and retired MainStay Funds Board Members.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor or its affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds and the MainStay Target Date Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

Although an investor will not pay a front-end sales charge on Class I shares, or on Class A share or Investor Class share investments of $1,000,000 or more ($250,000 or more with respect to MainStay Tax Advantaged Short Term Bond Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement.

With respect to Class A and Investor Class share investments of $1,000,000 or more in the MainStay Absolute Return Multi-Strategy Fund, $250,000 or more with respect to MainStay Tax Advantaged Short Term Bond Fund, the dealer may receive a commission of up to:

FUND	COMMISSION
MainStay Absolute Return Multi-Strategy Fund	1.00% on the portion of a sale from $1,000,000 to $4,999,999 0.75% of any portion from $5,000,000 to $9,999,999 0.50% on any portion of $10,000,000 or more
MainStay Tax Advantaged Short Term Bond Fund	0.50% on any portion of a sale of $250,000 or more

Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A AND INVESTOR CLASS SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares. Such incentives may take the form of providing reimbursement for administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Class A and Investor Class Shares

For purchases of Class A and Investor Class shares of the MainStay Absolute Return Multi-Strategy Fund made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

Class A and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A and Investor Class shares redeemed more than one year after their purchase. Class A or Investor Class shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase. The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Purchases and Redemptions – Additional Information

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone.

The Funds have entered into a committed line of credit with State Street as agent, and various other lenders from whom a Fund may borrow in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and would be subject to market and other risks before sale. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:30 am to 5:00 pm Eastern time); (4) contacting your broker/dealer to facilitate the exchange request; (5) calling the MainStay Audio Response System at 800-MAINSTAY (624-6782); or (6) by accessing your account via mainstayinvestments.com.

Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Class A shares or Investor Class shares of the MainStay Money Market Fund for Class A shares or Investor Class shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer identification number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer identification number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer identification number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Class A and Investor Class shares may be subject to automatic conversions between share classes as described in the Prospectuses.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(K) for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(K) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. Shares of a Fund may also be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time. Certain Funds may not be available for your plan. Please check with your plan administrator.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may be purchased as an investment under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions. Certain Funds may not be available for your account. Please check with your account administrator.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TRADITIONAL IRAs. For 2017, an individual who has not attained age 70½ may contribute as much as $5,500 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,500 (or an additional $5,500 in the case of Spousal IRA), for tax year 2017, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,500 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by $1,000 for 2017.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (“MAGI”). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $62,000 and phased out at $72,000 (for 2017). The deduction threshold level if you are married and file a joint tax return is $99,000 and phased out at $119,000 (for 2017), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2017). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $186,000 and phased out at $196,000 (for 2017).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2017, the Roth IRA, like the traditional IRA, is subject to a $5,500 ($11,000 for a married couple, $6,500 for individuals over age 50, and $13,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $118,000 and $133,000 ($186,000 - $196,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund generally must distribute for the calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (excluding any capital gains or losses) generally for the calendar year taking into account certain deferrals and elections, (2) 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or subject to income tax during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares received equal to the amount of cash the shareholder could have received as the dividend reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A greater than 60 day holding period and other requirements must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue

Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

If a Fund makes a distribution derived from income earned by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan, pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the corporate dividends-received deduction. Similar consequences may apply to repurchase and other derivative transactions. Additionally, to the extent any Fund makes distributions of income earned by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits generally would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in a Fund’s shares generally would be treated as a gain realized from a sale of such shares. A Fund’s capital loss carryforwards, if any, from taxable years beginning before December 23, 2010 do not reduce current earnings and profits even if such carryforwards reduce the Fund’s realized capital gains in the current taxable year. In the case of a Fund with a non-calendar taxable year end, the Fund’s earnings and profits are first allocated to distributions made by the Fund on or before December 31 of the taxable year, and then to distributions made by the Fund after December 31 of such taxable year.

Distributions by a Fund reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may economically represent a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. Such deferrals and other rules regarding gains and losses recognized after October 31 and December 31 may affect the amount, timing and tax character of shareholder distributions.

Federal Income Tax Capital Loss Carryforwards

A net capital loss incurred by a Fund in a taxable year beginning before December 23, 2010 (a “pre-enactment capital loss”) is characterized as a short-term capital loss, and may only be used to offset capital gains realized during the eight taxable year period following the taxable year of such loss. A net capital loss incurred by a Fund in a taxable year beginning after December 22, 2010 (a “post-enactment capital loss”) may be carried forward for an unlimited period, and may be used to offset future capital gains. However, post-enactment capital losses are required to be used to offset such future capital gains before using pre-enactment capital losses. As a result of this ordering rule, pre-enactment capital losses may expire unused. Additionally, any post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses, rather than being considered all short-term capital losses as under prior law. Accordingly, no capital gain distribution is expected to be paid to shareholders of Funds with capital loss carryforwards until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses.

As of April 30, 2017, the Funds had capital loss carryforwards approximating the amount indicated for federal income tax purposes, expiring in the taxable year indicated:

FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)	LONG TERM CAPITAL LOSS AMOUNT (000’S)
MainStay Absolute Return Multi-Strategy Fund	Unlimited	$1,246	$235
MainStay Tax Advantaged Short Term Bond Fund	Unlimited	123	--

The Funds utilized capital loss carryforwards during the year ended April 30, 2017:

MainStay Absolute Return Multi-Strategy Fund	$1,257,207

MainStay Tax Advantaged Short Term Bond Fund	--

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains, and are subject to certain limitations with respect to carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds acquired by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a Fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Some of the bonds acquired by a Fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A Fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount accrues, and thus included in a Fund’s investment company taxable income, will depend upon which of the permitted accrual methods the Fund elects.

Where a Fund acquires a bond at a price that exceeds the bond’s stated redemption price at maturity, the bond is considered to have been acquired at a premium which is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds acquired by the Fund, the Fund would reduce the tax basis of the bonds as well as its investment company taxable income by the amount of amortized premium on such bonds. Upon the sale or other disposition of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, a Fund is required to reduce its tax basis as well as the amount of tax-exempt interest available for distribution to shareholders as exempt-interest dividends by the amount of such amortized premium.

The MainStay Absolute Return Multi-Strategy Fund may invest a portion of its assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Taxation of Options, Futures Contracts, and Similar Instruments

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by each Fund to treat certain forwards, futures and options as capital gain or loss.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund’s status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, or other financial instruments.

The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund’s total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself generally will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Tax Considerations with Respect to Cayman Subsidiary Investments

As described in the Prospectus, the MainStay Absolute Return Multi-Strategy Fund (the “Fund”) may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that gross income derived from commodity index-linked swaps would not be qualifying gross income of a RIC. As such, the Fund’s ability to utilize commodity index-linked derivative instruments as part of its investment strategy is limited, each taxable year, to a maximum of 10% of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the conclusions set forth in Revenue Ruling 2006-1, by providing that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Internal Revenue Code. As discussed in the Prospectus, the Fund intends to invest a portion of its assets in the Cayman Subsidiary which will be classified as a corporation for U.S. federal tax purposes. The IRS has issued private letter rulings in which the IRS specifically concluded that gross income derived from investment in entities akin to the Cayman Subsidiary will also be qualifying gross income of a RIC. These private letter rulings did not require a RIC to receive any distributions attributable to any gross income recognized from such entities in order for such gross income to be considered qualifying gross income. It should be noted, however, that a private letter ruling can only be relied upon by the taxpayer that received it.

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the

Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of the Fund’s Cayman Subsidiary investments. If the IRS were to change its position or otherwise determine that income derived from the Fund’s Cayman Subsidiary investments does not constitute qualifying gross income of a RIC, and if such positions were upheld or if future legislation, Treasury Regulations or court decisions were to adversely affect the tax treatment of the Fund’s Cayman Subsidiary investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategies. If the Fund did not qualify as a RIC for any taxable year, its taxable income would be subject to tax at Fund-level at regular corporate tax rates (without reduction for distributions to shareholders), as well as to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Foreign corporations, such as the Cayman Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Cayman Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Cayman Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if any portion of the Cayman Subsidiary’s activities was determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Cayman Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Cayman Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Cayman Subsidiary will derive income subject to such withholding tax.

The Cayman Subsidiary will be treated as a controlled foreign corporation, and the Fund will be treated as a “U.S. shareholder” of the Cayman Subsidiary. As a result, the Fund will be required to include in its gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income,” whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free to the Fund to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income by the Fund, regardless of the character of the Cayman Subsidiary’s underlying income. If a net loss is realized by the Cayman Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of either the Fund or the Cayman Subsidiary in future periods.

Tax Considerations with Respect to MLP Investments

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is subject to U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are subject to U.S. federal income tax on such dividends. For this reason, it is said that corporate income is subject to tax at two levels. Unlike a corporation, a MLP is generally treated for U.S. federal income tax purposes as a partnership, which means that it is not subject to U.S. federal income tax at the partnership entity level. A partnership’s net income (loss) and net gains (losses) are considered earned or incurred, as appropriate, by all of its partners and are generally allocated among all the partners in proportion to their equity interests in the partnership. Each partner is generally subject to tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be subject to tax only at one level — at partner-level.

The Internal Revenue Code generally requires a partnership considered a “publicly-traded partnership” under the Internal Revenue Code to be subject to tax as a corporation for U.S. federal income tax purposes. If, however, a partnership satisfies certain requirements, the partnership will be subject to tax as a partnership for U.S. federal income tax purposes. Such partnerships are referred to herein as MLPs. Under these requirements, a MLP is required to receive 90% of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from a MLP is not itself taxable to an investor (because income of the MLP is considered to have been earned by its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see the general description below as to how a MLP investor’s basis is calculated) in the MLP.

To the extent that a Fund invests in the equity securities of a MLP, the Fund will be a limited partner in such MLP. Accordingly, the Fund will be required to include in its taxable income such Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which certain Funds intend to invest, the Funds expect that the cash distributions they will receive with respect to their investments in equity securities of MLPs will exceed the taxable income allocated to each such Fund from such MLPs. No assurance, however, can be given in this regard.

Each Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of a MLP equal to the difference between the amount realized by such Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. The amount realized by a Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. Each Fund’s tax basis in its equity securities in a MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by a MLP to a Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If a Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund may recognize ordinary income and/or gain for U.S. federal income tax purposes in excess of any cash available for distribution to Fund shareholders. Each Fund’s investments in partnerships, including MLPs, may result in such Fund being subject to additional state, local, or foreign income, franchise or withholding tax liabilities.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report exempt-interest dividends.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under federal income tax law, a Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Money Market Fund), except with respect to certain shareholders exempt from such reporting.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each calendar year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions paid during the prior calendar year

If a shareholder recognizes a loss on a sale or other disposition of Fund shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years for a corporate shareholder), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company that engaged in a reportable transaction are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28%, in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITs or in REMIC residual interests.

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income or gains earned by a non-U.S. Shareholder from a MainStay Fund is considered to be effectively connected with a U.S. trade or business carried on by the non-U.S. Shareholder, then any dividends or distributions paid to such non-U.S. Shareholder as well as any gains realized by such non-U.S. Shareholder on the sale or exchange of the MainStay Fund’s shares will be subject to U.S. federal income tax at the graduated tax rates applicable to U.S. persons. However, non-U.S. Shareholders may be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above). As such, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when distributed to non-U.S. Shareholders. In the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Moreover, distributions paid to a non-U.S. Shareholder that a MainStay Fund designates as derived from qualified short-term capital gains or from net capital gain will not be eligible to be treated as such by the non-U.S. Shareholder if the distribution is attributable to a REIT’s distribution to the MainStay Fund of a gain from the sale or exchange of U.S. real property or an interest in a “U.S. real property holding corporation,” as discussed below, and if the MainStay Fund’s direct and indirect interests in U.S. real property exceed certain levels discussed below. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and as included in the Internal Revenue Code (“FIRPTA”), a non-U.S. Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a MainStay Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of such MainStay Fund by a non-U.S. Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of such MainStay Fund’s shares would be subject to U.S. tax treatment as FIRPTA gain. A MainStay Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain a MainStay Fund if all of the following requirements are met: (i) the MainStay Fund is treated as a “qualified investment entity” for U.S. federal tax purposes (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) if a non-U.S. Shareholder owns more than 5% of the MainStay Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a MainStay Fund to such non-U.S. Shareholders may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal; withholding tax at a rate of 35%, thereby requiring affected non-U.S. Shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. Shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a MainStay Fund’s shares, distributions made by a MainStay Fund that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable to such non-U.S. Shareholder as ordinary dividends subject to withholding at a 30% or lower treaty rate. It should be noted that the rules set forth above, other than the withholding rules, will apply notwithstanding a MainStay Fund’s participation in a wash sale transaction or its payment of a substitute dividend with respect to such direct or indirect U.S. real property interests.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

OTHER INFORMATION

Organization and Capitalization

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2012:

• Effective April 30, 2015, the MainStay Short Term Bond Fund changed its fiscal year end from October 31 to April 30;

• Effective June 1, 2015, the MainStay Short Term Bond changed its name to MainStay Tax Advantaged Short Term Bond Fund; and

• MainStay Absolute Return Multi-Strategy Fund commenced operations on June 18, 2015.

Funds not covered under this SAI:

• MainStay Cash Reserves Fund was closed to new purchases on October 14, 2011 and liquidated on March 30, 2012;

• MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012;

• Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, former series of Eclipse Funds, merged into corresponding “shell” series of MainStay Funds Trust;

• MainStay Epoch U.S. Equity Fund changed its name to MainStay Epoch U.S. Equity Yield Fund effective September 17, 2012;

• MainStay Short Duration High Yield Fund commenced operations on December 17, 2012;

• MainStay Cornerstone Growth Fund commenced operations on January 14, 2013;

• Keystone Large Cap Growth Fund was a series of a different registered investment company for which a predecessor entity of Cornerstone Capital Management, LLC served as investment advisor. On December 18, 2012, the shareholders of Keystone Large Cap Growth Fund at a special meeting approved the Keystone Large Cap Growth Fund merging into MainStay Cornerstone Growth Fund, effective January 11, 2013.

• MainStay Growth Equity Fund merged into MainStay Cornerstone Growth Fund, effective January 18, 2013;

• MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013;

• MainStay 130/30 Core Fund changed its name to MainStay U.S. Equity Opportunities Fund effective February 28, 2013;

• MainStay 130/30 International Fund changed its name to MainStay International Opportunities Fund effective February 28, 2013;

• Effective after the close of business on May 24, 2013, MainStay High Yield Opportunities Fund, formerly a series of Eclipse Funds Inc., merged into a corresponding “shell” series of MainStay Funds Trust;

• Effective July 1, 2013, the MainStay Cornerstone Growth Fund changed its fiscal year end from June 30 to October 31;

• MainStay Emerging Markets Opportunities Fund commenced operations on November 15, 2013;

• Effective February 28, 2014, the MainStay Intermediate Term Bond Fund changed its name to MainStay Total Return Bond Fund;

• MainStay ICAP Global Fund was closed to new purchases on July 1, 2015 and liquidated on September 30, 2015;

• Effective February 29, 2016, the MainStay U.S. Small Cap Fund changed its name to MainStay Epoch U.S. Small Cap Fund;

• MainStay Retirement 2060 Fund commenced operations on February 29, 2016;

• MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016;

• Effective after the close of business on February 17, 2017, MainStay High Yield Opportunities Fund merged into MainStay High Yield Corporate Bond Fund, a series of The MainStay Funds;

• Effective February 28, 2017, the MainStay Emerging Markets Opportunities Fund changed its name to MainStay Emerging Markets Equity Fund;

• Effective March 13, 2017, the MainStay ICAP International Fund changed its name to MainStay Epoch International Choice Fund; and

• Effective May 8, 2017, the MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund merged into MainStay Epoch U.S. Equity Yield Fund.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A, Investor Class and Class C shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Board Member Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the MainStay Funds described in this SAI. KPMG LLP audits the financial statements of the Funds and may provide other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, as amended, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. For purposes of allocating these fees and expenses, each Fund combines the shareholder accounts of its Class A and I shares (as applicable) into one group and the shareholder accounts of its Investor Class and

Class C shares (as applicable) into another group. The per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with BFDS located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to BFDS per account and per transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts. BFDS will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Funds or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Fund shares held through omnibus accounts.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and the Cayman Subsidiary, and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following table sets forth information concerning beneficial and record ownership, as of July 31, 2017 of the Funds' shares by each person who beneficially or of record owned 5% or more of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of July 31, 2017 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund. A shareholder who controls a Fund may be able to determine the outcome of a proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Manager or Subadvisor.

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Absolute Return Multi-Strategy Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	174,259.144	31.94%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHRISTOPHER O BLUNT	111,019.206	20.35%
		9 YARMOUTH RD
		NORWALK CT 06853-1842
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	15,419.292	20.79%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	7,217.372	9.73%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS I	NYLIAC SMA	3,884,610.819	33.83%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	3,118,642.740	27.16%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,129,872.260	27.26%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,331,146.536	11.59%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600

MainStay Tax Advantaged Short Term Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	2,056,209.200	14.76%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,856,256.795	13.33%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,295,519.271	9.30%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	3,236,137.512	23.24%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NYLIFE DISTRIBUTORS INC	963,902.541	6.92%
		MARTA HANSEN DIRECTOR
		BRIAN WICKWIRE MANAGING DIRECTOR
		AUDIT ACCOUNT
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	1,314,898.851	9.44%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761

	CLASS I	MORGAN STANLEY SMITH BARNEY	1,446,316.147	8.70%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	4,602,474.087	27.68%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION TEAM
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	1,869,070.486	11.24%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	3,355,057.662	20.18%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	1,369,889.279	8.24%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523

PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS

a.	Declaration of Trust

1.	Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A.*

2.	Amended and Restated Declaration of Trust dated August 19, 2016 – Previously filed as Exhibit (a)(2) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

b.	By-Laws of the Registrant effective April 8, 2009, Amended and Restated June 4, 2015 – Previously filed as Exhibit (b) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015.*

c.	Instruments Defining Rights of Security Holders

1.	The Registrant does not issue Certificates. See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Declaration of Trust of the Registrant. See Above. See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of Registrant’s Bylaws. See Above.*

d.	Investment Advisory Contracts

1.	Amended and Restated Management Agreement dated February 27, 2015 – Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015.*

a.	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015.*

b.	Amendment dated June 1, 2015 – Previously filed as Exhibit (d)(1)(b) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

c.	Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(1)(c) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

d.	Amendment dated March 25, 2016 – Previously filed as Exhibit (d)(1)(d) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

e.	Amendment dated June 30, 2016 – Previously filed as Exhibit (d)(1)(e) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

f.	Amendment dated July 29, 2016 – Previously filed as Exhibit (d)(1)(f) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

g.	Amendment dated February 28, 2017 – Previously filed as Exhibit (d)(1)(g) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

h.	Amendment dated March 31, 2017 – Previously filed as Exhibit (d)(1)(h) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

i.	Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(1)(i) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

j.	Amendment dated August 4, 2017 – Previously filed as Exhibit (d)(1)(j) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

2.	Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 – Previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

a.	Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

b.	Interim Subadvisory Agreement dated January 9, 2017 – Previously filed as Exhibit (d)(2)(b) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

3.	Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated February 26, 2010 – Previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

a.	Amendment dated March 30, 2010 – Previously filed as Exhibit (d)(3)(a) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

b.	Amendment dated February 28, 2012 – Previously filed as Exhibit (d)(3)(b) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on February 28, 2013.*

c.	Amendment dated May 14, 2012 – Previously filed as Exhibit (d)(3)(c) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on February 28, 2013.*

d.	Amendment dated December 17, 2012 – Previously filed as Exhibit (d)(3)(d) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on February 28, 2013.*

e.	Amendment dated May 24, 2013 – Previously filed as Exhibit (d)(3)(e) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement on October 24, 2013.*

f.	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(3)(h) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015.*

g.	Amendment to Subadvisory Agreement dated February 28, 2014 – Previously filed as Exhibit (d)(3)(i) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

h.	Amendment to Subadvisory Agreement dated February 27, 2015 – Previously filed as Exhibit (d)(3)(j) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

i.	Amendment to Subadvisory Agreement dated June 1, 2015 – Previously filed as Exhibit (d)(3)(k) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

j.	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(3)(l) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

k.	Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(3)(m) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

4.	Subadvisory Agreement between New York Life Investment Management LLC and Cornerstone Capital Management Holdings LLC dated October 4, 2016 – Previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 110 to the Trust’ Registration Statement on February 28, 2017*

a.	Amendment dated February 28, 2017 – Previously filed as Exhibit (d)(4)(a) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

b.	Amendment dated May 1, 2017 – Previously filed as Exhibit (d)(4)(b) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

c.	Amendment dated August 4, 2017 – Previously filed as Exhibit (d)(4)(c) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

5.	Reserved

6.	Reserved

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7.	Reserved

8.	Subadvisory Agreement between New York Life Investment LLC and NYL Investors LLC dated May 1, 2014 – Previously filed as Exhibit (d)(8) to Post-Effective Amendment No. 68 to the Trust’s Registration Statement on July 11, 2014.*

9.	Subadvisory Agreement between New York Life Investment LLC and Cushing Asset Management LLC dated July 11, 2014 – Previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 68 to the Trust’s Registration Statement on July 11, 2014.*

a.	Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(9)(a) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015.*

b.	Amendment dated March 31, 2016 – Previously filed as Exhibit (d)(9)(b) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

c.	Amendment dated March 31, 2017 – Previously filed as Exhibit (d)(9)(c) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

10.	Subadvisory Agreement between New York Life Investment Management LLC and Candriam France S.A.S. dated June 18, 2015 – Previously filed as Exhibit (d)(10) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015.*

a.	Amendment dated January 19, 2016 – Previously filed as Exhibit (d)(10)(a) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

e.	Underwriting Contracts

1.	Amended and Restated Distribution Agreement dated August 1, 2014 between the Registrant and NYLIFE Distributors LLC – Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015.*

2.	Form of Soliciting Dealer Agreement – Previously filed as Exhibit (e)(2) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

f.	Bonus or Profit Sharing Contracts – Inapplicable

g.	Custodian Agreements

1.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

a.	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. to the Trust’s Registration Statement on February 27, 2015.*

b.	Amendment to Custodian Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(1)(b) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

c.	Amendment dated December 22, 2015 – Previously filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

d.	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(1)(d) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

e.	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(e) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

f.	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(1)(f) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

g.	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(g) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

h.	Amendment dated June 16, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

i.	Amendment dated June 17, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

j.	Amendment dated June 30, 2016 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(j) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

k.	Amendment dated October 15, 2016 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(k) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

l.	Amendment dated March 13, 2017 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(l) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

m.	Amendment dated May 5, 2017 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(m) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

2.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

a.	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. to the Trust’s Registration Statement on February 27, 2015.*

b.	Amendment to Delegation Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(2)(b) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

c.	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(2)(c) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

d.	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(d) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

e.	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(2)(e) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

f.	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(f) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

g.	Amendment dated June 16, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(g) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

h.	Amendment dated June 17, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(h) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

i.	Amendment dated June 30, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(i) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

j.	Amendment dated October 15, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(j) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

k.	Amendment dated March 13, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(k) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

l.	Amendment dated May 5, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(l) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

3.	Form of Custody Agreement with U.S. Bank National Association dated June 16, 2014 – Previously filed as Exhibit (g)(3) to Post-Effective Amendment No. 76 to the Trust; Registration Statement on March 30, 2015*

a.	Form of Amendment dated July 16, 2014 – Previously filed as Exhibit (g)(3)(a) to Post-Effective Amendment No. 76 to the Trust’s Registration Statement on March 30, 2015*

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h.	Other Material Contracts

1.	Transfer Agency Agreements

a.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

i.	Amendment dated November 12, 2009 – Previously filed as Exhibit (h)(1)(a)(i) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

ii.	Amendment dated November 24, 2009 – Previously filed as Exhibit (h)(1)(a)(ii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

iii.	Amendment dated February 26, 2010 – Previously filed as Exhibit (h)(1)(a)(iii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

iv.	Amendment dated March 30, 2010 – Previously filed as Exhibit (h)(1)(a)(iv) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

v.	Amendment dated January 1, 2011 – Previously filed as Exhibit (h)(1)(a)(v) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

vi.	Amendment dated January 1, 2012 – Previously filed as Exhibit (h)(1)(a)(v) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on February 28, 2013.*

vii.	Amendment dated January 1, 2013 – Previously filed as Exhibit (h)(1)(a)(vii) to Post-Effective Amendment No. 51 to the Trust’s Registration Statement on June 17, 2013.*

viii.	Amendment dated July 11, 2014 – Previously filed as Exhibit (h)(1)(a)(viii) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015.*

ix.	Amendment dated June 18, 2015 – Previously filed as Exhibit (h)(1)(ix) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

x.	Amendment dated February 29, 2016 – Previously filed as Exhibit (h)(1)(x) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

xi.	Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(xi) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

xii.	Amendment dated March 13, 2017 – Previously filed as Exhibit (h)(1)(xii) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

xiii.	Amendment dated April 11, 2017 – Previously filed as Exhibit (h)(1)(xiii) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

xiv.	Amendment dated May 8, 2017 – Previously filed as Exhibit (h)(1)(xiv) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

2.	MainStay Multi-Strategy Cayman Fund Ltd. Appointment of Agent for Service of Process – Previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016.*

3.	Shareholder Service Plans

a.	Amended and Restated Shareholder Services Plan for Class R1 Shares dated June 2015 – Previously filed as Exhibit (h)(3)(a) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

b.	Amended and Restated Shareholder Services Plan for Class R2 Shares dated June 2015 – Previously filed as Exhibit (h)(3)(b) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

c.	Amended and Restated Shareholder Services Plan for Class R3 Shares dated December 2015 – Previously filed as Exhibit (h)(3)(c) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

d.	Shareholder Service Plan for Sweep shares – Previously filed as Exhibit (h)(3)(d) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

4.	Indemnification Agreement – Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

5.	Expense Limitation Agreements and Fee Waivers

a.	Notice of Fee Waiver dated February 29, 2016 – Previously filed as Exhibit (h)(5)(a) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

b.	Amended and Restated Expense Limitation Agreement dated February 28, 2017 – Previously filed as Exhibit (h)(5)(b) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

c.	Notice of Voluntary Expense Limitation dated February 28, 2017 – Previously filed as Exhibit (h)(5)(c) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

d.	Amended and Restated Expense Limitation Agreement dated May 8, 2017 – Previously filed as Exhibit (h)(5)(d) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

i.	Opinion of Counsel – Filed herewith

j.	Other Opinions

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1.	Consents of Independent Registered Public Accounting Firm – Filed herewith

k.	Omitted Financial Statements – Inapplicable

l.	Initial Capital Agreements – Inapplicable

m.	Rule 12b-1 Plan

1.	Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Registrant – Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

2.	Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Registrant – Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

3.	Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Registrant – Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

4.	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Registrant – Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

5.	Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Registrant – Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

6.	Plan of Distribution dated February 29, 2016 Pursuant to Rule 12b-1 for Class R3 shares of Registrant – Previously filed as Exhibit (m)(6) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

7.	Amendments dated February 28, 2013 to the Class A, Class C, and Investor Class 12b-1 Plans – Previously filed as Exhibit (m)(7) to Post-Effective Amendment No. 62 to the Trust’s Registration Statement on February 27, 2014.*

8.	Amendments dated October 21, 2013 to the Class A, Class C, and Investor Class 12b-1 Plans – Previously filed as Exhibit (m)(8) to Post-Effective Amendment No. 62 to the Trust’s Registration Statement on February 27, 2014.*

9.	Amendments dated July 11, 2014 to the Class A, Class C, and Investor Class 12b-1 Plans – Previously filed as Exhibit (m)(9) to Post-Effective Amendment No. 68 to the Trust’s Registration Statement on July 11, 2014.*

10.	Amendment dated February 27, 2015 to the Class B 12b-1 Plan – Previously filed as Exhibit (m)(10) to Post- Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015.*

11.	Amendment dated February 27, 2015 to the Class C 12b-1 Plan – Previously filed as Exhibit (m)(11) to Post- Effective Amendment No. 76 to the Trust’s Registration Statement on March 30, 2015.*

12.	Amendment dated August 19, 2015 to the Class A Shares 12b-1 Plan – Previously filed as Exhibit (m)(12) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

13.	Amendment dated August 19, 2015 to the Class B Shares 12b-1 Plan – Previously filed as Exhibit (m)(13) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

14.	Amendment dated August 19, 2015 to the Class C Shares 12b-1 Plan – Previously filed as Exhibit (m)(14) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

15.	Amendment dated August 19, 2015 to the Investor Shares – Previously filed as Exhibit (m)(15) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

16.	Amendment dated August 19, 2015 to the R2 Shares – Previously filed as Exhibit (m)(16) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015.*

17.	Plan of Distribution for Class T Shares of Registrant – Previously filed as Exhibit (m)(17) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

n.	Rule 18f-3 Plan

1.	Amended Multiple Class Plan Pursuant to Rule 18f-3 dated February 28, 2017 – Previously filed as Exhibit (n)(1) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

o.	Reserved

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p.	Codes of Ethics

1.	Code of Ethics of Registrant dated September 2013 – Previously filed as Exhibit (p)(l) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

2.	Code of Ethics of New York Life Investment Management Holdings LLC dated October 2016 – Previously filed as Exhibit (p)(2) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

3.	Code of Ethics of Epoch Investment Partners, Inc. dated October 2016 – Previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

4.	Code of Ethics of MacKay Shields LLC dated July 2014 – Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015.*

5.	Code of Ethics of Cornerstone Capital Management LLC – Previously filed as Exhibit (p)(7) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on February 28, 2013.*

6.	Code of Ethics of Cushing Asset Management LLC dated July 2017 – Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017.*

7.	Code of Ethics of Candriam dated May 2015 –Previously filed as Exhibit (p)(9) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

Other Exhibits

1.	Powers of Attorney – Previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011.*

2.	Powers of Attorney (Blunt, Chow & Perold) – Previously filed as Exhibit (Other Exhibits)(2) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 26, 2016.*

3.	Power of Attorney (Hung) – Previously filed as Exhibit (Other Exhibits)(3) to Post-Effective Amendment No. 107 to the Trust’s Registration Statement on January 10, 2017.*

___________________

*	Incorporated by reference.

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ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of MainStay Funds Trust’s (“Registrant’s”) Declaration of Trust states as follows:

Section 3.	Indemnification.

(a)          For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)          Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)          every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)          every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)          every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

C-7

(c)          Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)          No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e)          With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)          by the court or other body before which the Proceeding was brought;

(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)          The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)          Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5.	Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-Laws of the Registrant.

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Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

CANDRIAM FRANCE S.A.S.

Candriam France S.A.S (“Candriam France”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Candriam France, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Candriam France (SEC File No. 801-80509).

CORNERSTONE CAPITAL MANAGEMENT HOLDINGS LLC

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Cornerstone Holdings, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cornerstone Holdings (SEC File No: 801-69663).

CUSHING ASSET MANAGEMENT, LP

Cushing Asset Management, LP (“Cushing”) acts as the subadvisor for certain series of the Registrant.

C-9

The list of officers and directors of Cushing, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cushing (SEC File No: 801-63255).

EPOCH INVESTMENT PARTNERS, INC.

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118).

MACKAY SHIELDS LLC

MacKay Shields LLC (“MacKay Shields”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of MacKay Shields, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MacKay Shields (SEC File No: 801-5594).

NYL INVESTORS LLC

NYL Investors LLC (“NYL Investors”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of NYL Investors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NYL Investors (SEC File No: 801-78759).

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ITEM 32.	PRINCIPAL UNDERWRITERS

a.	Inapplicable

b.	Inapplicable

c.	Inapplicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, the Registrant, the Manager, the Subadvisors and NYLIFE Distributors LLC. The Registrant, the Manager and NYLIFE Distributors LLC’s address is 30 Hudson Street, Jersey City, New Jersey 07302. The Subadvisors addresses are: Candriam France S.A.S., 40, rue Washington, F-75008, Paris France; Cornerstone Capital Management Holdings LLC, 1180 Avenue of the Americas, New York, NY 10036; Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, TX 75225; Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; and NYL Investors LLC, 51 Madison Avenue, New York, NY 10010. Records relating to the duties of the transfer agent of MainStay Funds Trust are maintained by Boston Financial Data Services, 200 Crown Colony Drive, Quincy, MA 02169.

ITEM 34.	MANAGEMENT SERVICES.

Inapplicable.

ITEM 35.	UNDERTAKINGS.

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment No. 116 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City in the State of New Jersey, on the 24th day of August, 2017.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 116 to the Registration Statement has been signed below by the following persons in the capacities indicated on August 24, 2017.

SIGNATURE	TITLE

/s/ Stephen P. Fisher Stephen P. Fisher	President and Principal Executive Officer

/s/ Susan B. Kerley* Susan B. Kerley	Trustee and Chairman of the Board

/s/ David H. Chow* David H. Chow	Trustee

/s/ Yie-Hsin Hung*	Trustee
Yie-Hsin Hung

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ Alan R. Latshaw* Alan R. Latshaw	Trustee

/s/ Richard H. Nolan, Jr.* Richard H. Nolan, Jr.	Trustee

/s/ Jacques P. Perold* Jacques P. Perold	Trustee

/s/ Richard S. Trutanic* Richard S. Trutanic	Trustee

/s/ Jack R. Benintende Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer

*By:	/s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact

*    Pursuant to Powers of Attorney previously filed.

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EXHIBIT INDEX

Exhibit

(i)	Opinion of Counsel

(j)(1)	Consent of Independent Registered Public Accounting Firm